UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT March 31, 2012
METROPOLITAN WEST FUNDS Ultra Short Bond Fund Low Duration Bond Fund Intermediate Bond Fund Total Return Bond Fund High Yield Bond Fund Unconstrained Bond Fund Strategic Income Fund AlphaTrak 500 Fund

Metropolitan West Funds

Table of Contents	March 31, 2012

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment with the Metropolitan West Funds (the “Funds”). Steady inflows to the Funds since our September 2011 Semi-Annual Report have increased total assets to near the milestone figure of $25 billion, with the flagship Total Return Fund similarly poised to pass the milestone of $20 billion in aggregate across its share classes. This sponsorship continues to afford the Funds management team the flexibility and opportunity to capitalize on market conditions to deliver value to participant investments.

In the September 2011 Semi-Annual Report, we announced the rollout of the Metropolitan West Unconstrained Bond Fund (Tickers: MWCRX, MWCIX), a strategy designed to take advantage of temporary and persistent inefficiencies across the global fixed income markets. This highly adaptive strategy seeks to deliver consistently positive returns in all market conditions and represents the first of the MetWest Funds to take advantage of the international and emerging market bond management capabilities created when Trust Company of the West acquired MetWest in 2010. Over its first six months, the Fund attracted more than $17 million in investments, while taking advantage of unsettled circumstances in the weeks surrounding its startup to generate a 15% return over the six months. A prospectus and further information on the Unconstrained Bond Fund may be found at www.mwamllc.com.

The March 31, 2012 Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

With refinancing in Europe providing a stable backdrop to the first quarter and the pace of domestic economic activity exceeding expectations, valuations climbed across most markets, sharply so in global equities and high yield securities. Though still weak by historical standards, the recovery trend progressed as fourth quarter U.S. gross domestic product was revised upward to 3%, unemployment dipped to 8.2% (even as March’s non-farm payroll report somewhat disappointed), and auto sales, ever a gauge for consumer strength, registered the highest levels in four years. As risk markets attracted investor flows, U.S. Treasury rates rose from 20 to 45 basis points beyond five-year maturities over the quarter, with the 10-year, in mid-March, more than 0.6% higher than January month-end. Not only did the tone of the first quarter contrast sharply with the latter half of last year, but it echoed – not faintly – the enthusiastic starts to both 2010 and 2011, before European woes and economic sluggishness spurred volatile stretches in the capital markets and has kept the global central banks, especially the Fed, poised for action.

Temporary or not, fading risk aversion and substantial liquidity rallied the spread sectors of the fixed income market in the first quarter, corroborated by a declining U.S. Treasury index that fell 1.3% on rising yields. Among the major investment grade sectors, corporate and commercial mortgage-backed securities (CMBS) paced the market with returns of 2% and 3.5%, respectively, both producing 370 basis points of duration-adjusted (or excess) return. Though agency MBS returns were merely modest owing to the increased U.S. Treasury rates, they were positive (at +0.6%) and produced 100 basis points of excess return on the quarter. Weighed down by a 35% exposure to the negative return of the U.S. Treasury market, the Barclays Aggregate index managed a barely-positive 0.3% gain for the first quarter, despite the loftier contributions across the non-UST sectors. Beyond the index components, the high yield corporate market climbed 5.3% as risk premiums eased on a wide-open market for issuance and brisk investor inflows. The non-agency MBS market, too, benefited from strong sponsorship that allowed for the Fed to finish the sale of its Maiden Lane II portfolio, while pushing the representative ABX indexes up by 10%. And finally, to underscore the constructive sentiment in the market (most pertinent to the new Unconstrained Fund), emerging market debt enjoyed upside momentum, gaining more than 4% in dollar terms and more than 8% on a local currency basis.

The Economy and Market Ahead

On many counts, the first quarter rally across the risk capital markets was reminiscent of the prior two years whereby the economy, while expansionary, remained below potential as continued deleveraging and fiscal restraint weighed on demand. As with the earlier periods, the potential for market volatility due to external shocks is still a primary concern. Europe remains a yet-unresolved

1 / Annual Report March 2012

focal point of these would-be market disruptions, but the list includes many others: the Fed’s actions, high oil and gasoline prices, U.S. housing, and a hard landing in China, to name a few. From a growth perspective, the outlook is for a 2% trend with quarter-to-quarter volatility associated with the above events, and mitigation in the hands of global central bankers. Certainly, the Fed has demonstrated its commitment to backstop markets, as evidenced by the opening of the discount window to European banks in December and the near-constant chatter about an additional round of quantitative easing (QE3). Thus, if a policy error is to be made, it will likely be skewed toward too much monetary stimulus – and a risk of inflation – rather than too little.

In full consideration of the environment and opportunities, given the consistency of the issues facing the Funds over the past several quarters, positioning has not undergone a wholesale change. Inflation remains a significant intermediate-term risk, owing to now more than four years of monetary accommodation and demonstrated willingness by the Fed to deploy stimulus should it be required. Though not yet evident, a modest pick-up in economic activity is likely to lead to an acceleration in Consumer Price Index, amplified by certain exogenous shocks, e.g., a disruption in the supply of Mideast oil. As a result, that viewpoint informs an ongoing duration positioning across the Funds short of the designated indexes and on the low side of the range for AlphaTrak 500, Strategic Income and Unconstrained. The low rate regime along the U.S. Treasury curve, offering insufficient compensation for the assumed risk, leads to a substantial underweight in the sector. Taking up that underweight is an overweight in agency and non-agency MBS. An absence of new supply favors pricing support, particularly in agency MBS, which should combine with attractive yield premiums to generate added value. Commitment remains to deeply discounted non-agency issues, representing an attractive risk-adjusted opportunity. Top-of-the-capital-structure CMBS remain an overweight predicated on solid credit enhancement, with holdings split between seasoned and recent vintage issue. Among corporates, an emphasis remains on financials given declining leverage and attractive valuations, while spreads on industrials at long-term averages provide little compensation for additional risk, informing a smaller allocation.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

Contrasting the middle part of 2011 where global uncertainties rallied the U.S. Treasury to the detriment of the risk capital markets, including the spread sectors of fixed income, the last six months – particularly 2012-to-date – have seen a turnaround in those performance fortunes with the Funds largely benefitting due to an emphasis away from U.S. government securities. Most significantly, the ongoing exposure across the Funds to deeply discounted non-agency residential MBS was additive as liquidity rallied the market in the direction of fundamental values. Among corporate issues, the emphasis to the financial sector and a modest allocation to high yield was beneficial, as balance sheet deleveraging drove substantially tighter yield spreads and delivered excess return. In combination with these significant bottom-up sources of value-add, the short duration profile relative to the index resulted in incremental return as the U.S. Treasury curve backed up.

The only Fund that trailed its benchmark was HighYield, as a generally higher quality went under-rewarded in the “risk on” character of the past quarter. Additionally, an overweight to utilities and, in particular, independent power producers weighed on performance as the precipitous decline in natural gas prices wreaked havoc on challenged companies with a measure of coal-fired facilities in their portfolios. So, while the overall return to the Fund proved attractive, the index, which carries a higher allocation to the lower quality cohorts, generated modestly better performance in the latest reporting period. With a view that the lower quality is insufficiently compensatory in the current environment, expectations are that the relative performance will reverse to deliver added value, particularly on a risk-adjusted basis.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	2.10%	1.00%	9.62%	0.42%	—	2.26%
Merrill Lynch 1-Year U.S. Treasury Index	0.09%	0.41%	0.73%	2.29%	—	2.37%
MWUIX (Inception: July 31, 2004)	2.43%	1.17%	9.88%	0.62%	—	1.83%
Merrill Lynch 1-Year U.S. Treasury Index	0.09%	0.41%	0.73%	2.29%	—	2.59%

For MWUSX, the total expense ratio is 0.67% and the net expense ratio is 0.52% . For MWUIX, the total expense ratio is 0.51% and the net expense ratio is 0.36%.

Annual Report March 2012 / 2

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through March 31, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	3.46%	2.53%	10.59%	2.59%	3.18%	4.44%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.11%	1.44%	1.50%	3.38%	3.24%	4.30%
MWLIX (Inception: March 31, 2000)	3.55%	2.61%	10.80%	2.78%	3.37%	3.97%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.11%	1.44%	1.50%	3.38%	3.24%	3.94%
MWLNX (Inception: September 22, 2009)	3.41%	2.28%	—	—	—	7.38%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.11%	1.44%	—	—	—	1.59%

For MWLDX, the total expense ratio is 0.59% and the net expense ratio is 0.59%. For MWLIX, the total expense ratio is 0.40% and the net expense ratio is 0.40%. For MWLNX, the total expense ratio is 0.79% and the net expense ratio is 0.79%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	3.39%	5.56%	11.00%	6.74%	—	5.60%
Barclays U.S. Intermediate Government/Credit Index	1.46%	6.09%	5.87%	5.66%	—	4.41%
MWIIX (Inception: June 28, 2002)	3.50%	5.89%	11.23%	6.96%	—	6.82%
Barclays U.S. Intermediate Government/Credit Index	1.46%	6.09%	5.87%	5.66%	—	5.04%

For MWIMX, the total expense ratio is 0.73% and the net expense ratio is 0.66%. For MWIIX, the total expense ratio is 0.52% and the net expense ratio is 0.45%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

	Performance Through March 31, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	3.64%	6.55%	12.01%	7.72%	6.83%	7.37%
Barclays U.S. Aggregate Bond Index	1.43%	7.71%	6.83%	6.24%	5.80%	6.38%
MWTIX (Inception: March 31, 2000)	3.75%	6.78%	12.25%	7.95%	7.06%	7.30%
Barclays U.S. Aggregate Bond Index	1.43%	7.71%	6.83%	6.24%	5.80%	6.30%
MWTNX (Inception: December 18, 2009)	3.64%	6.34%	—	—	—	7.94%
Barclays U.S. Aggregate Bond Index	1.43%	7.71%	—	—	—	5.96%
MWTSX (Inception: August 1, 2011)	3.34%	—	—	—	—	3.81%[1]
Barclays U.S. Aggregate Bond Index	1.43%	—	—	—	—	3.66%[1]

1 Non-Annualized. Cumulative return for the period August 1, 2011 through March 31, 2012.

For MWTRX, the total expense ratio is 0.64% and the net expense ratio is 0.64%. For MWTIX, the total expense ratio is 0.43% and the net expense ratio is 0.43%. For MWTNX, the total expense ratio is 0.84% and the net expense ratio is 0.84%. For MWTSX, the total expense ratio is 0.43% and the net expense ratio is 0.40%.

3 / Annual Report March 2012

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	10.48%	0.68%	19.88%	7.84%	—	10.70%
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	12.17%	6.43%	23.67%	8.26%	—	10.80%
MWHIX (Inception: March 31, 2003)	10.62%	0.93%	20.17%	8.11%	—	9.49%
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	12.17%	6.43%	23.67%	8.26%	—	9.78%

For MWHYX, the total expense ratio is 0.86% and the net expense ratio is 0.81%. For MWHIX, the total expense ratio is 0.61% and the net expense ratio is 0.56%.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

	Performance Through March 31, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	15.72%	—	—	—	—	15.72%[1]
Merrill Lynch U.S. LIBOR 3-Month Average Index	0.23%	—	—	—	—	0.23%[1]
MWCIX (Inception: October 1, 2011)	15.85%	—	—	—	—	15.85%[1]
Merrill Lynch U.S. LIBOR 3-Month Average Index	0.23%	—	—	—	—	0.23%[1]

1 Non-Annualized. Cumulative return for the period October 1, 2011 through March 31, 2012.

For MWCRX, the total expense ratio is 2.49% and the net expense ratio is 0.99%. For MWCIX, the total expense ratio is 2.24% and the net expense ratio is 0.75%.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	3.56%	1.11%	19.84%	2.16%	—	4.52%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.01%	2.07%	2.15%	3.27%	—	4.01%
MWSIX (Inception: March 31, 2004)	3.83%	1.36%	20.14%	2.41%	—	3.26%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.01%	2.07%	2.15%	3.27%	—	4.10%

For MWSTX, the total expense ratio is 2.24% and the net expense ratio is 2.24%. For MWSIX, the total expense ratio is 1.99% and the net expense ratio is 1.99%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through March 31, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	27.55%	7.35%	38.65%	0.32%	3.17%	3.22%
Standard & Poor’s 500 Index	25.89%	8.54%	23.39%	2.01%	4.12%	3.40%

For MWATX, the total expense ratio is 1.89% and the net expense ratio is 0.91%.

Annual Report March 2012 / 4

A Consistent Long-Term Value Orientation

MetWest remains committed to an investment approach that emphasizes a long-term perspective and an understanding that market pricing can and does become disconnected to fundamental value on a persistent basis. By maintaining discipline, we expect to continue adding value to client portfolios in a measured, risk-controlled manner. Diversification is a cornerstone to portfolio construction, not only in the traditional manner of allocating across maturities and issues, but also in the decisions – duration, yield curve positioning, sector allocation and security selection – that drive performance through time. While market conditions change constantly, our process is steadfast and vigilant to opportunities that bring value.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk. Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk.” The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset and may be more volatile than other investments. Foreign securities risk refers to the potential loss in value of the Fund’s investments in foreign securities as a result of changing currency values, and political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities that do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying loans to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses for the Metropolitan West Ultra Short Bond Fund, Intermediate Bond Fund, Total Return Bond Fund (Plan Class), HighYield Bond Fund, Unconstrained Bond Fund and AlphaTrak 500 Fund until July 31, 2012.

The views and forecasts expressed here are as of March 2012, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 899 Cassatt Road., Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

5 / Annual Report March 2012

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were 1.00% and 2.26%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were 1.17% and 1.83%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,488.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3Year U.S.Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 2.53% and 3.18%, respectively. The graph assumes that distributions were reinvested.

Annual Report March 2012 / 6

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class I were 2.61% and 3.37%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $13,934.

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 22, 2009. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Administrative Class were 2.28% and 7.38%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $11,965.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Barclays U.S. Intermediate Government/Credit Bond Index. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were 5.56% and 5.60%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class I were 5.89% and 6.82%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $19,031.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 6.55% and 6.83%, respectively. The graph assumes that distributions were reinvested.

7 / Annual Report March 2012

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class I were 6.78% and 7.06%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $19,782.

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Administrative Class were 6.34% and 7.94%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $11,904.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. Since inception total return for the Metropolitan West Total Return Bond Fund Plan Class was 3. 81%. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $10,381.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Barclays U.S. Corporate High Yield Index - 2% Issuer Cap. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class M were 0.68% and 10.70%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class I were 0.93% and 9.49%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $22,606.

Annual Report March 2012 / 8

Metropolitan Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the Merrill Lynch U.S. Libor 3- month average Index. Since inception total return for the Metropolitan West Unconstrained Bond Fund Class M was 15. 72%. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. Since inception total return for the Metropolitan West Unconstrained Bond Fund Class I was 15.85%. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $11,585.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were 1.11% and 4.52%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were 1.36% and 3.26%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $12,930.

9 / Annual Report March 2012

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 7.35% and 3.17%, respectively. The graph assumes that distributions were reinvested.

The performance data quoted in the various graphs on this and the preceding pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Annual Report March 2012 / 10

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2012 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,021.02	0.53%	$2.66
Class I	$1,000.00	$1,024.26	0.36%	$1.81
Hypothetical 5% Return
Class M	$1,000.00	$1,022.23	0.53%	$2.66
Class I	$1,000.00	$1,023.07	0.36%	$1.81
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,034.55	0.60%	$3.04
Class I	$1,000.00	$1,035.53	0.41%	$2.08
Administrative Class	$1,000.00	$1,034.09	0.80%	$4.05
Hypothetical 5% Return
Class M	$1,000.00	$1,021.88	0.60%	$3.02
Class I	$1,000.00	$1,022.82	0.41%	$2.06
Administrative Class	$1,000.00	$1,020.89	0.80%	$4.02

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 366.

11 / Annual Report March 2012

	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expense Ratio	Expenses Paid During Period
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,033.90	0.66%[1]	$3.34[2]
Class I	$1,000.00	$1,034.97	0.45%[1]	$2.28[2]
Hypothetical 5% Return
Class M	$1,000.00	$1,021.58	0.66%[1]	$3.32[2]
Class I	$1,000.00	$1,022.63	0.45%[1]	$2.26[2]
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,036.42	0.63%[1]	$3.19[2]
Class I	$1,000.00	$1,037.49	0.42%[1]	$2.13[2]
Administrative Class	$1,000.00	$1,036.35	0.83%[1]	$4.20[2]
Plan Class	$1,000.00	$1,033.35	0.40%[1]	$2.02[2]
Hypothetical 5% Return
Class M	$1,000.00	$1,021.73	0.63%[1]	$3.17[2]
Class I	$1,000.00	$1,022.77	0.42%[1]	$2.11[2]
Administrative Class	$1,000.00	$1,020.74	0.83%[1]	$4.17[2]
Plan Class	$1,000.00	$1,022.87	0.40%[1]	$2.01[2]
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,104.79	0.84%[1]	$4.40[2]
Class I	$1,000.00	$1,106.15	0.59%[1]	$3.09[2]
Hypothetical 5% Return
Class M	$1,000.00	$1,020.69	0.84%[1]	$4.22[2]
Class I	$1,000.00	$1,021.93	0.59%[1]	$2.97[2]
UNCONSTRAINED BOND FUND*
Actual Fund Return
Class M	$1,000.00	$1,157.17	0.99%[3]	$5.22[4]
Class I	$1,000.00	$1,158.49	0.75%[3]	$3.96[4]
Hypothetical 5% Return
Class M	$1,000.00	$1,019.61	0.99%[3]	$4.89[4]
Class I	$1,000.00	$1,020.79	0.75%[3]	$3.71[4]

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 366.

[3]	Annualized, based on the Fund’s most recent 178 days of expenses.
[4]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 178 days of expenses, then divided by 366.
*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Annual Report March 2012 / 12

	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Expense Ratio[1]	Expenses Paid During Period[2]
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,035.64	1.79%	$9.06
Class I	$1,000.00	$1,038.26	1.75%	$8.87
Hypothetical 5% Return
Class M	$1,000.00	$1,015.96	1.79%	$8.97
Class I	$1,000.00	$1,016.16	1.75%	$8.77
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,275.48	1.07%	$6.05
Hypothetical 5% Return	$1,000.00	$1,019.54	1.07%	$5.37

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 366.

13 / Annual Report March 2012

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2012

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. The “Distribution by Quality Rating” and “Distribution by Maturity” tables are a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	36.34%	AAA	73.14%	0 to 1 years	27.45%
Non-Agency Mortgage-Backed	19.00%	AA	5.26%	1 year to 3 years	30.39%
Corporate Bonds	11.66%	A	6.27%	3 years to 5 years	22.60%
Commercial Mortgage-Backed	10.43%	BBB	4.72%	5 years to 10 years	15.53%
U.S. Agency Discount Notes	8.77%	BB or below	10.61%	10 years to 20 years	3.02%
U.S. Agency Securities	7.90%			20 years +	1.01%
Money Market RIC	3.10%
U.S. Treasury Securities	2.02%
Asset-Backed Securities	1.60%
Commercial Paper	1.00%
Municipal Bonds	0.65%
Bank Loans	0.56%
Other *	(3.03)%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	29.67%	AAA	45.58%	0 to 1 years	10.82%
U.S. Agency Mortgage-Backed	25.27%	AA	13.12%	1 year to 3 years	30.87%
Non-Agency Mortgage-Backed	23.39%	A	14.59%	3 years to 5 years	31.17%
Commercial Mortgage-Backed	7.19%	BBB	10.51%	5 years to 10 years	21.08%
Asset-Backed Securities	6.66%	BB or below	16.20%	10 years to 20 years	4.61%
U.S. Agency Discount Notes	3.76%			20 years +	1.45%
Money Market RIC	2.56%
Municipal Bonds	1.27%
U.S. Treasury Securities	1.03%
Bank Loans	0.88%
Foreign Government Obligations	0.49%
U.S. Treasury Bills	0.01%
Other *	(2.18)%
Total	100.00%	Total	100.00%	Total	100.00%

Annual Report March 2012 / 14

		INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	22.54%	AAA	58.06%	0 to 1 years	9.74%
U.S. Agency Mortgage-Backed	22.54%	AA	10.31%	1 year to 3 years	16.88%
Non-Agency Mortgage-Backed	19.40%	A	12.30%	3 years to 5 years	26.55%
Commercial Mortgage-Backed	10.10%	BBB	10.03%	5 years to 10 years	40.14%
U.S. Treasury Securities	8.58%	BB or below	9.30%	10 years to 20 years	4.94%
Asset-Backed Securities	7.70%			20 years +	1.75%
U.S. Agency Discount Notes	3.69%
U.S. Agency Securities	2.87%
Money Market RIC	2.46%
Municipal Bonds	1.03%
Commercial Paper	0.63%
U.S. Treasury Bills	0.63%
Foreign Government Obligations	0.43%
Bank Loans	0.16%
Other *	(2.76)%
Total	100.00%	Total	100.00%	Total	100.00%

		TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	30.01%	AAA	57.59%	0 to 1 years	6.65%
Corporate Bonds	21.72%	AA	6.41%	1 year to 3 years	12.83%
Non-Agency Mortgage-Backed	18.50%	A	8.98%	3 years to 5 years	25.17%
U.S. Treasury Securities	10.37%	BBB	7.27%	5 years to 10 years	41.96%
Commercial Mortgage-Backed	6.78%	BB or below	19.75%	10 years to 20 years	6.65%
Asset-Backed Securities	4.99%			20 years +	6.74%
U.S. Agency Securities	3.81%
U.S. Agency Discount Notes	3.68%
Money Market RIC	2.72%
Municipal Bonds	1.23%
Bank Loans	0.68%
Foreign Government Obligations	0.49%
U.S. Treasury Bills	0.04%
Other *	(5.02)%
Total	100.00%	Total	100.00%	Total	100.00%

15 / Annual Report March 2012

		HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	75.58%	AAA	7.49%	0 to 1 years	11.89%
Bank Loans	10.30%	AA	4.15%	1 year to 3 years	4.26%
U.S. Agency Discount Notes	5.83%	A	0.16%	3 years to 5 years	23.64%
U.S. Agency Securities	3.63%	BBB	5.56%	5 years to 10 years	53.18%
Money Market RIC	2.06%	BB	17.55%	10 years to 20 years	4.39%
Non-Agency Mortgage-Backed	1.60%	B	47.22%	20 years +	2.64%
Preferred Stock	1.24%	CCC	15.83%
U.S. Treasury Bills	0.10%	CC or below	2.04%
Municipal Bonds	0.06%
Other *	(0.40)%
Total	100.00%	Total	100.00%	Total	100.00%

		UNCONSTRAINED BOND FUND**
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	24.98%	AAA	40.47%	0 to 1 years	17.87%
Non-Agency Mortgage-Backed	22.72%	AA	3.59%	1 year to 3 years	9.97%
Asset-Backed Securities	10.51%	A	10.78%	3 years to 5 years	29.91%
U.S. Agency Mortgage-Backed	9.99%	BBB	11.68%	5 years to 10 years	33.50%
Commercial Mortgage-Backed	9.62%	BB or below	33.48%	10 years to 20 years	7.00%
U.S. Agency Discount Notes	9.08%			20 years +	1.75%
Foreign Government Obligations	3.41%
Money Market RIC	1.98%
U.S. Agency Securities	1.53%
U.S. Treasury Bills	1.22%
Municipal Bonds	1.17%
U.S. Treasury Securities	0.42%
Other *	3.37%
Total	100.00%	Total	100.00%	Total	100.00%

**	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Annual Report March 2012 / 16

		STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	44.29%	AAA	25.18%	0 to 1 years	4.68%
Corporate Bonds	21.28%	AA	4.75%	1 year to 3 years	12.13%
Asset-Backed Securities	14.51%	A	13.03%	3 years to 5 years	30.13%
U.S. Agency Mortgage-Backed	12.89%	BBB	10.80%	5 years to 10 years	34.03%
Bank Loans	2.61%	BB or below	46.24%	10 years to 20 years	15.75%
Money Market RIC	1.99%			20 years +	3.28%
Preferred Stock	1.25%
Commercial Mortgage-Backed	0.74%
U.S. Agency Discount Notes	0.37%
U.S. Treasury Bills	0%
Other *	0.07%
Total	100.00%	Total	100.00%	Total	100.00%

		ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	26.43%	AAA	62.30%	0 to 1 years	49.42%
U.S. Treasury Bills	23.54%	AA	10.02%	1 year to 3 years	21.86%
U.S. Agency Mortgage-Backed	15.47%	A	13.97%	3 years to 5 years	10.87%
Non-Agency Mortgage-Backed	9.11%	BBB	7.60%	5 years to 10 years	5.53%
U.S. Agency Discount Notes	7.10%	BB or below	6.11%	10 years to 20 years	10.72%
U.S. Agency Securities	6.03%			20 years +	1.60%
Commercial Mortgage-Backed	5.05%
Money Market RIC	1.96%
Asset-Backed Securities	1.67%
Municipal Bonds	1.56%
Other *	2.08%
Total	100.00%	Total	100.00%	Total	100.00%

*	Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, Fund share transactions, interest and dividends receivable and accrued expenses payable.

The Sector Diversification is presented as a percentage of net assets. The Distribution by Quality Rating and Distribution by Maturity are presented as a percentage of market value. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality-rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2011. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

17 / Annual Report March 2012

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.16%
ASSET-BACKED SECURITIES — 1.60%**
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.48%	07/25/37	[2,3]	$1,171,605	$806,479
Capital Auto Receivables Asset Trust, Series 2008-CPA, Class A1
1.09%	01/15/13	[2,3]	13,999	14,003
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.49%	11/17/20	[2,3,4]	366,667	353,941
Harley-Davidson Motorcycle Trust, Series 2009-4, Class A4
2.40%	07/15/14		90,000	90,563
Nissan Auto Lease Trust, Series 2011-B, Class A2
0.42%	02/17/14	[2]	220,000	222,027
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2
1.36%	03/15/13		29,554	29,562
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.41%	11/26/21	[2,3]	186,667	176,013
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.38%	02/26/19	[2,3]	109,375	105,324

Total Asset-Backed Securities (Cost $2,146,146)				1,797,912

CORPORATES — 11.66%*
Automotive — 0.44%
Daimler Finance North America LLC
1.67%	09/13/13	[2,3]	500,000	498,875

Banking — 4.76%
Abbey National Treasury Services Plc/London (United Kingdom)
2.14%	04/25/14	[2,4]	550,000	535,061
Bank of America Corp. (MTN)
1.97%	01/30/14	[2]	550,000	540,208
Bank of America N.A. (BKNT)
0.77%	06/15/17	[2]	750,000	646,587
Commonwealth Bank of Australia (Australia)
1.20%	03/17/14	[2,3,4]	600,000	600,147
HSBC Bank Plc (United Kingdom)
1.37%	01/17/14	[2,3,4]	550,000	549,674
JPMorgan Chase Bank N.A.
0.80%	06/13/16	[2]	550,000	510,979
Lloyds TSB Bank Plc (United Kingdom)
2.91%	01/24/14	[2,4]	500,000	498,274
National Australia Bank Ltd., Series REGS (Australia)
1.30%	04/11/14	[2,4]	550,000	544,848

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Royal Bank of Scotland Plc, Series 1 (United Kingdom)
2.91%	08/23/13	[2,4]	$500,000	$500,111
UBS AG/Stamford CT (BKNT) (Switzerland)
2.25%	08/12/13	[4]	425,000	427,813

				5,353,702

Consumer Discretionary — 0.49%
Anheuser-Busch InBev Worldwide, Inc., Series FRN
1.11%	01/27/14	[2]	550,000	552,987

Electric — 0.67%
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		730,000	748,938

Finance — 3.29%
Citigroup, Inc.
5.30%	10/17/12		1,075,000	1,096,503
General Electric Capital Corp. (MTN)
0.61%	06/20/14	[2]	250,000	246,530
General Electric Capital Corp., Series A (MTN)
0.73%	09/15/14	[2]	300,000	295,364
Goldman Sachs Group, Inc.
1.53%	02/07/14	[2]	430,000	422,456
5.45%	11/01/12		500,000	512,202
Goldman Sachs Group, Inc., Series B (MTN)
0.96%	07/22/15	[2]	200,000	187,156
International Lease Finance Corp.
6.50%	09/01/14	[3]	350,000	369,250
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	318,000	341,031
Morgan Stanley (MTN)
1.01%	10/18/16	[2]	260,000	223,296

				3,693,788

Real Estate Investment Trust (REIT) — 1.71%
HCP, Inc.
2.70%	02/01/14		600,000	608,637
Kimco Realty Corp.
6.00%	11/30/12		275,000	281,372
Liberty Property LP
6.38%	08/15/12		500,000	508,730
Post Apartment Homes LP
6.30%	06/01/13		500,000	519,815

				1,918,554

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 18

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.30%
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.88%	08/15/16	[2]	$379,219	$341,297

Total Corporates (Cost $12,994,223)				13,108,141

BANK LOANS — 0.56%*
Health Care — 0.56%
HCA, Inc., Term Loan B3
3.49%	05/01/18	[2,5]	640,641	628,931

Total Bank Loans
(Cost $626,658)
MORTGAGE-BACKED — 65.77%**
Commercial Mortgage-Backed — 10.43%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-2, Class A3
5.12%	07/11/43		97,544	97,628
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-PB2, Class A4
6.19%	06/11/35		9,683	9,700
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-1, Class A2
4.65%	09/11/36		532,097	542,020
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[2]	356,359	358,838
Bear Stearns Commercial Mortgage Securities, Series 2003-T10, Class A2
4.74%	03/13/40		462,649	473,739
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4
6.98%	01/17/32	[2]	537,733	552,158
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3
6.13%	04/15/37		102,370	102,736
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3, Class A3
5.60%	07/15/35		163,749	163,881
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4
4.80%	03/15/36		585,000	598,461
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3
5.35%	08/11/36		649,834	654,015
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A2
5.00%	12/10/37		461,046	467,535

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Capital Commercial Mortgage Corp., Series 2003-C1, Class A4
4.82%	01/10/38		$528,488	$539,958
GE Capital Commercial Mortgage Corp., Series 2003-C2, Class A4
5.14%	07/10/37		555,000	575,047
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2
4.93%	07/10/39		414,842	421,079
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A2
4.08%	05/10/36		315,000	321,430
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4
4.95%	01/11/35		469,958	475,875
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	520,000	555,017
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3
5.38%	07/12/37		334,035	335,656
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C3, Class A2
4.99%	07/12/35		552,340	561,797
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A3
4.72%	01/15/38		555,000	582,808
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A
4.16%	01/12/39	[3]	536,348	554,868
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class ASB
5.79%	06/12/43	[2]	500,902	538,466
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4
5.12%	11/15/32	[2]	500,000	525,842
Nomura Asset Securities Corp., Series 1998-D6, Class A3
7.04%	03/15/30	[2]	360,000	377,188
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A3
4.86%	03/18/36		164,912	164,796
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3
5.66%	08/15/39	[2]	520,000	561,999
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A4
5.12%	08/15/35	[2]	585,000	608,014

				11,720,551

See accompanying notes to Schedule of Portfolio Investments.

19 / Annual Report March 2012

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 19.00%
Aames Mortgage Trust, Series 2002-1, Class A3 (STEP)
6.90%	06/25/32		$34,578	$30,536
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.16%	05/25/35	[2]	977,894	759,781
Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class A2C
0.47%	01/25/36	[2]	367,262	360,037
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		20,826	21,754
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.41%	07/20/36	[2]	423,349	404,489
Banc of America Funding Corp., Series 2007-8, Class 2A1
7.00%	10/25/37		655,284	425,839
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.18%	02/25/33	[2]	4,858	4,303
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.28%	02/25/34	[2]	177,949	168,966
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[2]	2,500,000	1,855,500
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.54%	07/25/37	[2]	1,765,000	818,091
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		3,403	3,601
Conseco Financial Corp., Series 1995-8, Class M1
7.30%	12/15/26		461,590	479,227
Conseco Financial Corp., Series 1996-8, Class A6
7.60%	10/15/27	[2]	6,883	7,100
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		261,232	271,010
Countrywide Alternative Loan Trust, Series 2005-16, Class A5
0.52%	06/25/35	[2]	685,001	247,423
Countrywide Alternative Loan Trust, Series 2005-27, Class 2A1
1.51%	08/25/35	[2]	1,476,694	860,309
Countrywide Alternative Loan Trust, Series 2005-61, Class 2A1
0.52%	12/25/35	[2]	922,157	620,977

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class A (STEP)
5.60%	09/25/31		$61,653	$62,712
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
2.77%	11/25/32	[2]	200,000	180,974
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A2A (STEP)
5.84%	04/25/37		195,116	193,327
Deutsche Financial Capital Securitization LLC, Series 1997-I, Class A3
6.75%	09/15/27		68,884	69,859
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.61%	07/19/44	[2]	482,140	366,566
Fremont Home Loan Trust, Series 2005-C, Class M1
0.72%	07/25/35	[2]	455,254	416,256
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.46%	06/25/28		192	189
GMAC Mortgage Corp. Loan Trust, Series 2003-GH1, Class A5 (STEP)
5.60%	07/25/34		41,635	39,507
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		16,462	16,325
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		13,520	13,191
Home Equity Loan Trust, Series 2007-3, Class APT
1.44%	11/20/36	[2]	456,479	418,406
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.02%	12/25/34	[2]	872,345	550,714
Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.93%	10/25/34	[2]	909,311	829,951
Indymac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1A
0.46%	04/25/46	[2]	1,268,654	710,851
Indymac Index Mortgage Loan Trust, Series 2007-FLX1, Class A1
0.34%	02/25/37	[2]	171,658	168,971
Indymac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	128,156	127,970

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 20

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Irwin Home Equity Corp., Series 2003-A, Class M2
2.89%	10/25/27	[2]	$241,545	$224,628
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
2.74%	04/25/35	[2]	573,046	496,446
Long Beach Mortgage Loan Trust, Series 2005-2, Class M2
0.70%	04/25/35	[2]	273,146	265,341
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.93%	01/25/34	[2]	36,426	30,989
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
3.21%	10/25/34	[2]	843,202	716,505
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.75%	06/25/34	[2]	48,794	40,485
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.70%	10/25/32	[2]	126,841	115,339
MASTR Seasoned Securities Trust, Series 2004-2, Class A2
6.50%	08/25/32		387,395	408,696
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
2.72%	12/25/32	[2]	441,358	381,930
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		39,158	39,107
Morgan Stanley ABS Capital I, Series 2004-NC2, Class M2
2.04%	12/25/33	[2]	659,251	425,024
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28		1,282	1,298
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A3
6.20%	01/15/15		2,901	2,960
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		145,235	148,392
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11
7.12%	03/25/16		40,910	41,979
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		110,092	110,132
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		202,587	205,514
Residential Asset Mortgage Products, Inc., Series 2005-EFC2, Class M1
0.68%	07/25/35	[2]	131,291	129,902

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.61%	12/25/34	[2]	$454,704	$433,961
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		81,223	76,432
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		7,244	7,153
Saxon Asset Securities Trust, Series 2002-1, Class M2
2.04%	11/25/31	[2]	128,935	61,042
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.38%	12/25/36	[2]	1,000,078	884,061
Structured Asset Mortgage Investments, Inc., Series 2006-AR8, Class A1A
0.44%	10/25/36	[2]	1,660,611	962,427
Structured Asset Mortgage Investments, Inc., Series 2007-AR3, Class 2A1
0.43%	09/25/47	[2]	2,097,474	1,066,564
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.56%	10/25/31	[2]	40,120	40,324
Structured Asset Securities Corp., Series 2007-EQ1, Class A4
0.49%	03/25/37	[2]	3,000,000	1,202,204
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX
0.34%	08/25/34	[3,9]	6,922,466	52,530
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[2]	1,243	524
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.56%	06/25/42	[2]	102,014	83,830
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.57%	06/25/33	[2]	403,974	397,370
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.74%	06/25/35	[2]	542,003	376,900
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2003-MS9, Class 1A
7.00%	04/25/33		26,054	26,949
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.58%	11/25/35	[2]	305,843	298,356

See accompanying notes to Schedule of Portfolio Investments.

21 / Annual Report March 2012

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.39%	05/25/36	[2]	$88,191	$86,453

				21,346,459

U.S. Agency Mortgage-Backed — 36.34%
Fannie Mae Pool (TBA)
6.00%	04/25/42		765,000	842,935
Fannie Mae Pool 111643
3.10%	09/01/20	[2]	20,185	20,699
Fannie Mae Pool 190656
6.50%	02/01/14		50,240	56,295
Fannie Mae Pool 523829
8.00%	11/01/19		140,847	161,204
Fannie Mae Pool 555098
2.66%	11/01/32	[2]	91,153	97,364
Fannie Mae Pool 555177
2.27%	01/01/33	[2]	94,468	99,360
Fannie Mae Pool 555424
5.50%	05/01/33		649,234	713,574
Fannie Mae Pool 567002
8.00%	05/01/23		84,010	99,322
Fannie Mae Pool 646884
1.92%	05/01/32	[2]	6,809	6,912
Fannie Mae Pool 647903
1.80%	04/01/27	[2]	60,093	63,279
Fannie Mae Pool 648860
6.50%	05/01/17		359,056	394,307
Fannie Mae Pool 655127
7.00%	07/01/32		36,785	41,627
Fannie Mae Pool 655133
7.00%	08/01/32		37,635	42,344
Fannie Mae Pool 655151
7.00%	08/01/32		41,132	45,921
Fannie Mae Pool 754001
2.88%	12/01/33	[2]	398,441	406,685
Fannie Mae Pool 762525
6.50%	11/01/33		95,891	106,246
Fannie Mae Pool 770900
2.32%	04/01/34	[2]	416,767	446,297
Fannie Mae Pool 805268
1.68%	01/01/35	[2]	205,997	210,354
Fannie Mae Pool 893489
6.21%	09/01/36	[2]	324,080	349,670
Fannie Mae Pool AD0538
6.00%	05/01/24		572,477	628,092
Fannie Mae Pool AD0546
5.87%	11/01/37	[2]	215,969	231,176

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0443
6.50%	10/01/39		$1,159,207	$1,302,373
Fannie Mae REMICS, Series 2003-64, Class KS
9.33%	07/25/18	[2]	455,009	511,885
Fannie Mae, Series 1988-12, Class A
3.82%	02/25/18	[2]	69,479	71,256
Fannie Mae, Series 1993-80, Class S
10.57%	05/25/23	[2]	5,932	6,725
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	4,637	4,894
Fannie Mae, Series 2001-60, Class OF
1.19%	10/25/31	[2]	624,133	637,637
Fannie Mae, Series 2002-30, Class FB
1.24%	08/25/31	[2]	876,459	890,537
Fannie Mae, Series 2002-82, Class FP
0.74%	02/25/32	[2]	291,932	292,345
Fannie Mae, Series 2003-117, Class XF
0.59%	08/25/33	[2]	841,424	841,534
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	76,122	88,247
Fannie Mae, Series 2003-134, Class FC
0.84%	12/25/32	[2]	1,069,561	1,081,272
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		41,972	2,128
Fannie Mae, Series 2004-33, Class FM
1.04%	03/25/31	[2]	369,997	377,019
Fannie Mae, Series 2004-60, Class FW
0.69%	04/25/34	[2]	793,187	794,901
Fannie Mae, Series 2004-79, Class F
0.54%	08/25/32	[2]	865,924	865,182
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34	[2]	84,309	82,746
Fannie Mae, Series 2007-68, Class SC (IO)
6.46%	07/25/37	[2]	1,342,177	212,439
Fannie Mae, Series 2008-47, Class PF
0.74%	06/25/38	[2]	600,723	604,084
Fannie Mae, Series 2009-33, Class FB
1.06%	03/25/37	[2]	930,465	944,886
Fannie Mae, Series 2010-109, Class PF
0.64%	10/25/40	[2]	686,668	687,178
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40		1,941,309	353,955
Fannie Mae, Series 2010-26, Class S (IO)
5.99%	11/25/36	[2]	3,112,726	438,607
Fannie Mae, Series 2011-71, Class FB
0.74%	05/25/37	[2]	907,603	912,161
Freddie Mac Gold Pool C90237
6.50%	11/01/18		83,650	93,620

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 22

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C90474
7.00%	08/01/21		$124,392	$144,891
Freddie Mac Gold Pool D93410
6.50%	04/01/19		65,017	72,766
Freddie Mac Gold Pool G13107
5.50%	07/01/20		723,386	785,145
Freddie Mac Gold Pool O30092
5.50%	10/01/15		3,693	3,902
Freddie Mac Gold Pool P20295
7.00%	10/01/29		58,456	63,787
Freddie Mac Non Gold Pool 1G2627
2.56%	03/01/37	[2]	305,664	320,463
Freddie Mac Non Gold Pool 1J1509
2.35%	11/01/36	[2]	303,676	322,180
Freddie Mac Non Gold Pool 1J1534
3.69%	03/01/37	[2]	598,768	641,855
Freddie Mac Non Gold Pool 775554
3.02%	10/01/18	[2]	4,642	4,660
Freddie Mac Non Gold Pool 782824
2.11%	11/01/34	[2]	478,283	501,344
Freddie Mac Non Gold Pool 865369
3.04%	06/01/22	[2]	3,020	3,045
Freddie Mac REMICS, Series 3001, Class HS
16.15%	02/15/35	[2]	249,384	295,954
Freddie Mac REMICS, Series 3997, Class LF
0.64%	11/15/40	[2]	908,630	906,565
Freddie Mac, Series 1526, Class L
6.50%	06/15/23		17,808	18,422
Freddie Mac, Series 2043, Class CJ
6.50%	04/15/28		35,052	40,197
Freddie Mac, Series 2368, Class AF
1.19%	10/15/31	[2]	592,441	605,629
Freddie Mac, Series 2527, Class TI (IO)
6.00%	02/15/32		6,694	1
Freddie Mac, Series 2561, Class BX (IO)
5.00%	05/15/17		16,876	46
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		24,001	2,184
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		87,111	4,395
Freddie Mac, Series 2817, Class FA
0.74%	06/15/32	[2]	509,141	509,649
Freddie Mac, Series 2945, Class LD
4.00%	02/15/35		334,507	346,249
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		21,211	23,113
Freddie Mac, Series 3300, Class FA
0.54%	08/15/35	[2]	926,644	927,223

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3325, Class NF
0.54%	08/15/35	[2]	$931,454	$932,037
Freddie Mac, Series 3345, Class FP
0.44%	11/15/36	[2]	254,813	254,100
Freddie Mac, Series 3345, Class PF
0.42%	05/15/36	[2]	258,387	257,827
Freddie Mac, Series 3346, Class FA
0.47%	02/15/19	[2]	640,522	641,419
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		732,102	771,702
Freddie Mac, Series 3895, Class BF
0.74%	07/15/41	[2]	895,092	898,054
Freddie Mac, Series 3946, Class FG
0.59%	10/15/39	[2]	1,462,506	1,459,984
Ginnie Mae II Pool 80546
1.62%	10/20/31	[2]	32,722	33,859
Ginnie Mae II Pool 80610
2.38%	06/20/32	[2]	401,024	415,456
Ginnie Mae II Pool 80614
1.62%	07/20/32	[2]	52,761	54,550
Ginnie Mae II Pool 80687
2.50%	04/20/33	[2]	239,680	248,655
Ginnie Mae II Pool 8339
1.62%	12/20/23	[2]	59,275	61,334
Ginnie Mae II Pool 8684
1.62%	08/20/25	[2]	83,186	86,006
Ginnie Mae, Series 2002-72, Class FB
0.64%	10/20/32	[2]	790,556	793,122
Ginnie Mae, Series 2002-72, Class FC
0.64%	10/20/32	[2]	753,990	756,437
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		50,126	957
Ginnie Mae, Series 2003-39, Class GF
0.59%	05/20/32	[2]	1,358,371	1,359,913
Ginnie Mae, Series 2004-2, Class FW
1.64%	01/16/34	[2]	332,751	357,391
Ginnie Mae, Series 2009-66, Class UF
1.24%	08/16/39	[2]	1,089,282	1,110,873
Ginnie Mae, Series 2009-92, Class FC
1.04%	10/16/39	[2]	1,287,396	1,308,315
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	16,087,291	263,363
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.77%	03/09/21	[2]	1,518,319	1,520,179
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.64%	03/11/20	[2]	1,004,015	1,006,211

See accompanying notes to Schedule of Portfolio Investments.

23 / Annual Report March 2012

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.62%	03/06/20	[2]	$897,857	$898,594
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.62%	04/06/20	[2]	820,342	820,855
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.64%	05/07/20	[2]	818,659	819,714

				40,835,846

Total Mortgage-Backed (Cost $78,858,027)				73,902,856

MUNICIPAL BONDS — 0.65%*
Illinois — 0.65%
State of Illinois, Taxable Bonds
4.03%	03/01/14		300,000	311,664
4.07%	01/01/14		400,000	415,288

Total Municipal Bonds (Cost $699,310)				726,952

U.S. AGENCY SECURITIES — 7.90%
U.S. Agency Securities — 7.90%
Fannie Mae
0.36%	06/23/14	[2]	1,200,000	1,198,865
0.65%	11/29/13		1,200,000	1,200,980
1.00%	11/07/14		1,200,000	1,205,301
Federal Home Loan Bank
0.50%	08/28/14		1,135,000	1,134,224
0.60%	03/27/14		1,130,000	1,130,406
Freddie Mac
0.43%	11/18/13	[2]	1,800,000	1,806,764
1.10%	08/08/14		1,200,000	1,202,684

Total U.S. Agency Securities (Cost $8,865,096)				8,879,224

U.S. TREASURY SECURITIES — 2.02%
U.S. Treasury Notes — 2.02%
U.S. Treasury Notes
0.38%	03/15/15		2,275,000	2,266,646

Total U.S. Treasury Securities (Cost $2,262,585)
Total Bonds – 90.16% (Cost $106,452,045)				101,310,662

Issues	Maturity Date	Principal Amount	Value
SHORT-TERM INVESTMENTS — 12.87%
Commercial Paper — 1.00%
Deutsche Bank AG
0.22%[6]	04/10/12	$1,130,000	$1,129,945

Money Market Fund — 3.10%
Dreyfus Cash Advantage Fund
0.16%[7,8]		1,960,000	1,960,000
DWS Money Market Series Institutional Funds
0.18%[7]		393,000	393,000
JPMorgan Prime Money Market Fund
0.19%[7]		1,130,000	1,130,000

			3,483,000

U.S. Agency Discount Notes — 8.77%
Federal Home Loan Bank
0.15%[6]	09/05/12	1,390,000	1,389,458
Freddie Mac
0.09%[6]	06/05/12	7,580,000	7,579,462
0.10%[6]	06/06/12	884,000	883,936

			9,852,856

Total Short-Term Investments (Cost $14,464,677)			14,465,801

Total Investments – 103.03% (Cost $120,916,722)[1]			115,776,463

Liabilities in Excess of Other Assets – (3.03)%			(3,408,890)

Net Assets – 100.00%			$112,367,573

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s)b	Appreciation	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays, Inc.

09/20/12	A+	$(3,371)	$1,150	$1,732	$(1,639)

The Fund receives a fixed rate equal to 1.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63% due 09/15/17. Counterparty: UBS AG

09/20/12	A+	(1,350)	275	2,241	891

		$(4,721)	$1,425	$3,973	$(748)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 24

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Expiration Date	Premiums (Received)	Notional Amount (000’s) [b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays, Inc.
01/25/38	$(1,315,179)	$2,310	$(140,436)	$(1,455,615)

	$(1,315,179)	$2,310	$(140,436)	$(1,455,615)

[a]	Using Standard & Poor’s rating of the issuer.

[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $120,940,448 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$3,486,122
Gross unrealized depreciation	(8,650,107)

Net unrealized depreciation	$(5,163,985)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2012, was $4,422,135, representing 3.94% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/04/09	HCA, Inc., Term Loan B3, 3.49%, 05/01/18	$626,658	$628,931	0.56%
[6]	Represents annualized yield at date of purchase.
[7]	Represents the current yield as of March 31, 2012.
[8]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,235,000.
[9]	Illiquid security as determined under procedures approved by the Fund’s Board of Trust- ees. The aggregate value of illiquid securities is $52,530, which is 0.05% of total net assets.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

25 / Annual Report March 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BONDS – 95.36%
ASSET-BACKED SECURITIES — 6.66%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.50%	06/14/37	[2,3]	$5,924,296	$5,133,773
Avalon IV Capital Ltd., Series 1A, Class SUB (Cayman Islands)
0.00%	04/17/23	[3,4]	1,625,000	1,462,500
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	1,675,000	1,606,325
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	1,000,000	855,685
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	1,000,000	822,505
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	7,439,512	6,249,190
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.54%	04/25/35	[2,3]	864,706	647,050
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.55%	08/25/35	[2,3]	2,341,679	1,543,698
Bayview Commercial Asset Trust, Series 2006-3A, Class A1
0.49%	10/25/36	[2,3]	4,331,174	2,557,272
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.46%	03/25/37	[2,3]	122,122	84,567
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.48%	07/25/37	[2,3]	585,803	403,240
Brazos Higher Education Authority, Series 2010-1, Class A2
1.69%	02/25/35	[2]	3,035,000	2,781,216
Castle Trust, Series 2003-1AW, Class A1
0.99%	05/15/27	[2,3]	2,064,177	1,919,685
Discover Card Master Trust, Series 2009-A2, Class A
1.54%	02/17/15	[2]	2,400,000	2,410,276
GE Business Loan Trust, Series 2004-2A, Class A
0.46%	12/15/32	[2,3]	7,162,179	6,478,119
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.54%	04/17/19	[2,3,4]	1,385,417	1,355,407
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.49%	11/17/20	[2,3,4]	4,961,000	4,788,818
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.48%	12/19/32	[2,3,4]	7,186,279	6,305,529

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Goal Capital Funding Trust, Series 2006-1, Class B
0.94%	08/25/42	[2]	$5,450,000	$4,581,761
Green Tree Recreational Equipment & Consumer Trust, Series 1996-D, Class CTFS
7.24%	12/15/22		36,031	21,065
GSC Partners Gemini Fund Ltd., Series 1A, Class A (Cayman Islands)
1.23%	10/10/14	[2,3,4]	263,077	261,104
Highland Loan Funding Ltd., Series 1A, Class A2A (Cayman Islands)
1.23%	08/01/14	[2,3,4]	1,750,000	1,598,427
Keycorp Student Loan Trust, Series 2002-A, Class 1A2
0.68%	08/27/31	[2]	5,321,435	4,919,057
Lease Investment Flight Trust, Series 1, Class A1
0.63%	07/15/31	[2]	4,117,657	2,635,300
Lease Investment Flight Trust, Series 1, Class A2
0.67%	07/15/31	[2]	795,456	505,115
North Carolina State Education Authority, Series 2011-1, Class A3
1.32%	10/25/41	[2]	6,500,000	6,012,695
Northstar Education Finance, Inc.
0.65%	04/28/30	[2]	5,605,000	5,176,027
SLM Student Loan Trust, Series 2005-A, Class A3
0.67%	06/15/23	[2]	1,000,000	833,633
SLM Student Loan Trust, Series 2006-5, Class A6C
0.68%	10/25/40	[2]	2,000,000	1,695,846
South Carolina Student Loan Corp.
0.61%	12/01/20	[2]	4,905,000	4,729,468
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
1.69%	07/01/42	[2,3]	4,500,000	3,375,000
TAL Advantage LLC, Series 2006-1, Class NOTE
0.43%	04/20/21	[2,3]	2,398,958	2,277,676
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	3,051,375	3,102,645
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	1,325,000	1,341,637
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.49%	05/15/20	[2,3,4]	1,535,833	1,478,384
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	4,532,500	4,630,528
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	3,5,†	4,080,000	4,079,974

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 26

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.41%	11/26/21	[2,3]	$3,943,333	$3,718,269
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.38%	02/26/19	[2,3]	2,251,302	2,167,927
U-Haul S Fleet LLC, Series 2007-BT1, Class BT
5.56%	02/25/20	[3]	1,774,746	1,845,627
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.56%	03/01/41	3,6,†	7,500,000	6,131,203

Total Asset-Backed Securities (Cost $116,679,586)				114,523,223

CORPORATES — 29.67%*
Automotive — 0.52%
Daimler Finance North America LLC
1.67%	09/13/13	[2,3]	1,800,000	1,795,952
1.88%	09/15/14	[3]	7,000,000	7,088,691

				8,884,643

Banking — 9.62%
Abbey National Treasury Services Plc/London (United Kingdom)
2.14%	04/25/14	[2,4]	9,405,000	9,149,542
Ally Financial, Inc.
2.69%	12/01/14	[2]	1,424,000	1,326,314
Bank of America Corp.
5.62%	10/14/16		1,035,000	1,103,012
6.50%	08/01/16		7,400,000	8,143,900
7.38%	05/15/14		1,365,000	1,487,973
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		300,000	320,663
Bank of America N.A. (BKNT)
0.77%	06/15/17	[2]	2,500,000	2,155,291
6.10%	06/15/17		5,000,000	5,348,285
BankAmerica Institutional Capital A
8.07%	12/31/26	[3]	5,250,000	5,302,500
Capital One Financial Corp.
7.38%	05/23/14		5,000,000	5,537,630
City National Corp./CA
5.12%	02/15/13		8,000,000	8,243,200
Commonwealth Bank of Australia (Australia)
2.12%	03/17/14	[3,4]	10,000,000	10,155,367
Credit Suisse/New York (MTN) (Switzerland)
3.45%	07/02/12	[4]	1,825,000	1,838,585
5.00%	05/15/13	[4]	11,000,000	11,424,402
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[4]	7,640,000	7,926,890

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
HSBC Bank Plc (United Kingdom)
1.37%	01/17/14	[2,3,4]	$10,000,000	$9,994,069
JPMorgan Chase & Co.
3.45%	03/01/16		5,300,000	5,525,965
4.75%	05/01/13		30,000	31,251
JPMorgan Chase & Co., Series C (MTN)
0.00%	07/23/13	[2]	1,500,000	1,489,950
JPMorgan Chase Bank N.A.
0.80%	06/13/16	[2]	4,250,000	3,948,472
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		12,700,000	14,548,714
Lloyds TSB Bank Plc (United Kingdom)
4.88%	01/21/16	[4]	10,380,000	10,775,438
National Australia Bank Ltd., Series REGS (Australia)
1.30%	04/11/14	[2,4]	8,775,000	8,692,778
Royal Bank of Scotland Plc (United Kingdom)
4.88%	03/16/15	[4]	7,117,000	7,402,876
Royal Bank of Scotland Plc , Series 2 (United Kingdom)
3.40%	08/23/13	[4]	1,750,000	1,774,094
UBS AG/Stamford CT (BKNT) (Switzerland)
2.25%	08/12/13	[4]	5,750,000	5,788,059
Wachovia Corp. (MTN)
5.50%	05/01/13		5,655,000	5,940,582
Westpac Banking Corp. (Australia)
1.32%	03/31/14	[2,3,4]	5,000,000	4,996,750
2.10%	08/02/13	[4]	5,000,000	5,062,845

				165,435,397

Communications — 1.62%
CSC Holdings LLC
8.50%	04/15/14		13,005,000	14,533,087
Frontier Communications Corp.
8.25%	05/01/14		3,490,000	3,808,463
iPCS, Inc.
2.67%	05/01/13	[2]	9,970,000	9,621,050

				27,962,600

Consumer Discretionary — 0.27%
Anheuser-Busch InBev Worldwide, Inc., Series FRN
1.11%	01/27/14	[2]	4,550,000	4,574,710

Electric — 0.92%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	340,000	371,450
Cedar Brakes I LLC
8.50%	02/15/14	[3]	894,529	944,980

See accompanying notes to Schedule of Portfolio Investments.

27 / Annual Report March 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Cedar Brakes II LLC
9.88%	09/01/13	[3]	$2,449,722	$2,548,438
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	76,864	75,369
GenOn REMA LLC, Series B
9.24%	07/02/17		415,985	409,745
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		7,149,000	7,334,466
Mirant Mid Atlantic Pass-Through Trust, Series A
8.62%	06/30/12		990,170	990,169
W3A Funding Corp.
8.09%	01/02/17		3,104,021	3,078,878

				15,753,495

Energy — 2.24%
Arch Coal, Inc. (WI)
8.75%	08/01/16		1,540,000	1,617,000
El Paso Pipeline Partners
4.10%	11/15/15		3,000,000	3,121,311
Florida Gas Transmission Co LLC
4.00%	07/15/15	[3]	3,500,000	3,639,132
Panhandle Eastern Pipeline Co. LP
6.05%	08/15/13		2,375,000	2,513,025
Sabine Pass LNG LP
7.25%	11/30/13		14,045,000	14,887,700
Southern Union Co.
3.56%	11/01/66	[2]	3,000,000	2,640,000
Tennessee Gas Pipeline Co.
8.00%	02/01/16		8,673,000	10,111,053

				38,529,221

Finance — 7.94%
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	3,675,000	3,747,055
Chase Capital II, Series B
1.05%	02/01/27	[2]	6,655,000	5,101,244
CIT Group, Inc.
5.25%	04/01/14	[3]	4,295,000	4,388,953
7.00%	05/01/15	[3]	4,375,000	4,385,719
Citigroup, Inc.
1.35%	02/15/13	[2]	1,000,000	996,739
5.30%	10/17/12		1,424,000	1,452,484
5.50%	04/11/13		11,034,000	11,453,380
5.50%	10/15/14		3,510,000	3,768,147
6.38%	08/12/14		10,500,000	11,400,473
General Electric Capital Corp.
1.88%	09/16/13		2,200,000	2,230,682

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp. (MTN)
0.61%	06/20/14	[2]	$3,500,000	$3,451,417
0.91%	05/05/26	[2]	6,300,000	5,152,499
General Electric Capital Corp., Series A (MTN)
0.73%	09/15/14	[2]	10,169,000	10,011,862
General Electric Capital Corp., Series E (MTN)
0.62%	03/20/14	[2]	5,500,000	5,387,184
Goldman Sachs Group, Inc.
0.92%	03/22/16	[2]	800,000	730,932
1.08%	01/12/15	[2]	1,900,000	1,806,843
1.53%	02/07/14	[2]	4,000,000	3,929,824
3.62%	02/07/16		1,000,000	1,000,622
5.12%	01/15/15		583,000	620,909
5.45%	11/01/12		1,750,000	1,792,709
6.15%	04/01/18		3,500,000	3,779,951
International Lease Finance Corp.
6.50%	09/01/14	[3]	9,700,000	10,233,500
JPMorgan Chase Capital XIII, Series M
1.42%	09/30/34	[2]	2,465,000	1,874,820
JPMorgan Chase Capital XXI, Series U
1.49%	02/02/37	[2]	3,250,000	2,372,500
MBNA Capital, Series A
8.28%	12/01/26		1,074,000	1,088,767
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	30,000	32,475
8.95%	05/18/17	[2]	30,000	32,700
9.57%	06/06/17	[2]	5,184,000	5,767,200
Morgan Stanley
1.05%	10/15/15	[2]	2,830,000	2,548,491
2.88%	01/24/14		5,500,000	5,490,452
3.80%	04/29/16		3,800,000	3,705,161
4.20%	11/20/14		750,000	756,416
6.00%	05/13/14		1,325,000	1,386,274
Morgan Stanley, Series G (MTN)
0.88%	01/09/14	[2]	1,405,000	1,336,721
Prudential Holdings LLC (AGM)
1.35%	12/18/17	[2,3]	10,665,000	10,203,657
Woodbourne Capital Trust I
2.74%	04/08/49	[2,3,5]	595,000	238,000
Woodbourne Capital Trust IV
2.76%	04/08/49	[2,3,5]	1,000,000	400,000
ZFS Finance USA Trust IV
5.88%	05/09/32	[2,3]	2,575,000	2,571,781

				136,628,543

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 28

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 0.58%
Boston Scientific Corp.
5.45%	06/15/14		$1,653,000	$1,788,215
CHS/Community Health Systems, Inc.
8.88%	07/15/15		556,000	574,765
UnitedHealth Group, Inc.
4.88%	02/15/13		7,348,000	7,614,762

				9,977,742

Insurance — 1.71%
Berkshire Hathaway, Inc.
0.94%	02/11/13	[2]	5,475,000	5,503,673
1.20%	08/15/14	[2]	785,000	795,512
2.20%	08/15/16		1,010,000	1,044,729
Farmers Exchange Capital
7.20%	07/15/48	[3]	444,000	455,090
Farmers Insurance Exchange
6.00%	08/01/14	[3]	6,835,000	7,363,959
Metropolitan Life Global Funding I
2.88%	09/17/12	[3]	2,810,000	2,835,327
5.12%	04/10/13	[3]	4,550,000	4,757,203
5.12%	06/10/14	[3]	3,230,000	3,509,437
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	3,550,000	3,246,031

				29,510,961

Real Estate Investment Trust (REIT) — 3.98%
AvalonBay Communities, Inc. (MTN)
6.12%	11/01/12		1,057,000	1,085,831
Duke Realty LP
5.88%	08/15/12		956,000	969,640
6.25%	05/15/13		9,000,000	9,442,260
HCP, Inc.
6.00%	01/30/17		930,000	1,034,603
6.45%	06/25/12		4,000,000	4,046,904
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,536,746
HCP, Inc., Series E (MTN)
6.00%	06/15/14		4,985,000	5,299,180
Health Care REIT, Inc.
3.62%	03/15/16		3,000,000	3,047,076
4.70%	09/15/17		10,185,000	10,700,035
Healthcare Realty Trust, Inc.
5.12%	04/01/14		1,960,000	2,038,650
6.50%	01/17/17		2,375,000	2,602,890
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13		6,000,000	6,228,275
Liberty Property LP
5.12%	03/02/15		5,305,000	5,673,464
6.38%	08/15/12		1,645,000	1,673,720

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	$5,490,000	$6,068,199

				68,447,473

Services — 0.02%
Mobile Mini, Inc.
6.88%	05/01/15		375,000	380,625

Transportation — 0.25%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		152,607	163,861
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		3,660,371	4,177,581

				4,341,442

Total Corporates (Cost $494,095,228)				510,426,852

BANK LOANS — 0.88%*
Automotive — 0.29%
Chrysler Group LLC, Term Loan 1
6.00%	05/24/17	[2,7]	4,974,937	5,062,387

Communications — 0.04%
Cengage Learning Acquisitions, Inc., Term Loan B
2.49%	07/03/14	[2,7]	716,250	662,787

Electric — 0.01%
Texas Competitive Electric Holdings Co. LLC Term Loan NONEXT 1L
3.74%	10/10/14	[2,7]	465,072	285,825

Gaming — 0.19%
Caesars Entertainment Operating Co., Inc., B6 Term Loan
5.49%	01/28/18	[2,7]	3,600,000	3,256,877

Health Care — 0.35%
HCA, Inc., Term Loan B3
3.49%	05/01/18	[2,7]	6,081,382	5,970,227

Total Bank Loans (Cost $15,164,338)				15,238,103

MORTGAGE-BACKED — 55.85%**
Commercial Mortgage-Backed — 7.19%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-2, Class A3
5.12%	07/11/43		314,551	314,821
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-PB2, Class A4
6.19%	06/11/35		185,469	185,788

See accompanying notes to Schedule of Portfolio Investments.

29 / Annual Report March 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4
5.12%	10/10/45	[2]	$3,810,000	$4,234,155
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[2]	3,867,265	3,894,168
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4
4.68%	08/13/39	[2]	7,195,000	7,478,879
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.15%	10/12/42	[2]	7,620,000	8,481,408
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AAB
5.75%	09/11/42		5,247,000	5,660,765
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.23%	07/15/44	[2]	1,000,000	1,112,145
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2
5.18%	11/15/36		4,899,553	4,941,118
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3, Class A3
5.60%	07/15/35		2,712,543	2,714,732
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2
4.94%	12/15/35		3,181,600	3,224,978
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	07/12/44	[3]	3,480,000	3,871,737
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2
6.70%	04/15/34		33,843	33,801
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1, Class A4
4.91%	03/10/38		410,000	434,255
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	9,050,000	9,659,422
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.88%	07/10/38	[2]	6,080,000	6,918,122
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	8,850,000	9,263,344
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A
4.16%	01/12/39	[3]	8,349,967	8,638,282
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A4
5.62%	07/12/34		1,674,496	1,673,358

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3
5.17%	12/12/49	[2]	$4,840,000	$5,363,499
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	07/15/49		2,020,000	2,140,648
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		405,000	445,849
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.81%	08/12/41	[2]	7,265,000	8,479,997
Morgan Stanley Capital I, Series 2007-IQ16, Class A4
5.81%	12/12/49		2,570,000	2,958,175
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.64%	06/11/42	[2]	265,000	306,620
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4
6.39%	07/15/33		227,221	227,105
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	4,469,387	4,011,275
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3
5.66%	08/15/39	[2]	10,500,000	11,348,064
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		5,350,000	5,597,060

				123,613,570

Non-Agency Mortgage-Backed — 23.39%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.46%	02/25/37	[2]	12,000,000	5,265,912
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.16%	05/25/35	[2]	8,299,874	6,448,640
American Home Mortgage Assets, Series 2007-2, Class A1
0.37%	03/25/47	[2]	17,199,805	10,030,127
American Home Mortgage Assets, Series 2007-4, Class A2
0.43%	08/25/37	[2]	13,425,622	10,127,725
American Home Mortgage Investment Trust, Series 2004-2, Class 2A
2.55%	02/25/44	[2]	11,943,465	9,582,747
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		31,525	32,703

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.41%	07/20/36	[2]	$6,752,588	$6,451,765
Banc of America Funding Corp., Series 2007-5, Class 3A1
6.00%	07/25/37		7,788,825	5,885,708
Banc of America Funding Corp., Series 2007-8, Class 2A1
7.00%	10/25/37		7,863,405	5,110,071
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,5]	16,003	1,200
BCAP LLC Trust, Series 2010-RR9, Class 3A3
4.00%	05/26/37	[2,3]	1,373,959	1,373,373
BCAP LLC Trust, Series 2011-RR5, Class 2A3
4.71%	06/26/37	[2,3]	7,972,543	7,419,810
Bear Stearns Asset Backed Securities Trust, Series 2000-2, Class M2 (STEP)
8.28%	08/25/30		1,550,959	1,512,804
Bear Stearns Asset Backed Securities Trust, Series 2005-SD1, Class 1A3
0.64%	08/25/43	[2]	2,397,780	2,280,380
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,5,†	9,000	90
Carrington Mortgage Loan Trust, Series 2004-NC2, Class M1
1.28%	08/25/34	[2]	218,633	141,882
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A3
0.50%	02/25/37	[2]	14,875,000	5,677,840
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.42%	05/25/36	[2,3]	2,646,649	1,678,268
CC Mortgage Funding Corp., Series 2005-AA, Class B2
0.86%	01/25/36	[2,3]	642,700	149,767
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 2M1
1.14%	02/25/32	[2]	704,894	454,260
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A3
2.80%	12/25/35	[2]	840,000	697,075
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.76%	07/25/37	[2]	8,767,606	8,369,374
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.28%	02/25/34	[2]	379,129	359,990

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B
0.40%	09/25/36	[2]	$6,319,572	$2,238,708
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A2
0.34%	01/25/37	[2]	59,783	58,219
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[2]	150,000	111,330
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.54%	07/25/37	[2]	90,000	41,716
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		7,819,087	8,288,600
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	232,046	234,049
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		200,784	212,435
Conseco Financial Corp., Series 1996-1, Class M1
7.00%	03/15/27	[2]	8,045,952	8,457,284
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[2]	4,148,435	4,578,726
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	2,295,829	2,538,590
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[2]	6,803,294	7,510,150
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	26,182	27,470
Countrywide Alternative Loan Trust, Series 2005-27, Class 2A1
1.51%	08/25/35	[2]	2,080,507	1,212,086
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1
0.57%	11/20/35	[2]	8,741,478	5,030,838
Countrywide Alternative Loan Trust, Series 2005-72, Class A1
0.51%	01/25/36	[2]	704,692	478,791
Countrywide Alternative Loan Trust, Series 2006-46, Class A4
6.00%	02/25/47		5,439,857	3,317,864
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A2
0.45%	09/20/46	[2]	4,374,467	1,690,688
Countrywide Asset-Backed Certificates, Series 2007-11, Class 2A1
0.30%	06/25/47	[2]	24,875	24,798

See accompanying notes to Schedule of Portfolio Investments.

31 / Annual Report March 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates, Series 2007-4, Class A1A
0.36%	09/25/37	[2]	$1,841,089	$1,799,020
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1
0.32%	10/25/47	[2]	79,398	78,763
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
5.01%	08/25/34	[2]	84,475	84,951
Credit Suisse Mortgage Capital Certificates, Series 2007-2, Class 3A4
5.50%	03/25/37		4,970,239	4,523,988
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
5.54%	11/25/35		1,382,874	1,375,503
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
4.65%	01/25/36		2,567,315	1,462,065
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A4
0.47%	11/25/36	[2]	5,940,283	2,143,130
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
5.50%	02/25/37		20,580,000	13,389,210
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.30%	04/25/37	[2]	5,833,043	4,177,389
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
0.45%	03/19/45	[2]	3,237,248	2,187,370
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR1, Class 2A1A
1.10%	04/19/47	[2]	75,087	45,718
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF5, Class A3C
1.24%	08/25/34	[2]	1,852,243	1,794,513
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1
2.55%	09/25/34	[2]	31,798	29,583
GE Business Loan Trust, Series 2007-1A, Class A
0.41%	04/16/35	[2,3]	3,928,947	3,357,747
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.68%	06/25/30	[2]	926,256	588,417

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Green Tree Home Improvement Loan Trust, Series 1997-E, Class HEB1
7.53%	01/15/29		$1,466,957	$1,443,471
GSAA Trust, Series 2006-9, Class A4A
0.48%	06/25/36	[2]	10,992,861	4,778,897
Home Equity Loan Trust, Series 2005-3, Class M1
0.66%	01/20/35	[2]	3,224,203	2,920,891
Home Equity Loan Trust, Series 2006-3, Class A4
0.48%	03/20/36	[2]	8,680,000	7,622,772
Home Equity Loan Trust, Series 2007-1, Class AS
0.44%	03/20/36	[2]	8,041,611	6,880,427
Impac CMB Trust, Series 2005-5, Class A1
0.88%	08/25/35	[2]	4,669,185	3,166,610
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.02%	12/25/34	[2]	560,969	354,141
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.04%	11/25/34	[2]	1,924,446	1,261,917
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		1,331,629	1,287,949
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
2.07%	10/25/35		2,305,048	2,059,702
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF2 (STEP)
5.45%	11/25/36		4,090,648	4,085,488
JPMorgan Mortgage Acquisition Corp., Series 2007-CH2, Class AF2 (STEP)
5.48%	01/25/37		12,722,542	9,657,880
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A2
0.29%	05/25/37	[2]	952,964	922,511
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.52%	03/25/47	[2]	50,000	17,212
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.81%	06/25/35	[2]	120,577	98,623
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.85%	07/25/35	[2]	1,444,322	1,343,380
Lake Country Mortgage Loan Trust, Series 2006-HE1, Class M5
2.24%	07/25/34	[2,3]	4,716,000	2,131,538
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		5,708,773	5,738,030

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 32

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		$4,733,104	$4,940,111
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC
0.55%	04/15/40	[2,3,5]	292,102,790	4,337,230
Lehman XS Trust, Series 2006-GP1, Class A4A
0.57%	05/25/46	[2]	11,059,254	1,955,740
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1
0.74%	02/25/35	[2]	2,403,647	2,371,555
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
5.05%	01/25/34	[2]	85,187	83,485
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.93%	01/25/34	[2]	143,459	122,047
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.27%	04/25/34	[2]	590,072	564,225
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.75%	06/25/34	[2]	257,909	213,992
MASTR Adjustable Rate Mortgages Trust, Series 2004-9, Class 1A4
0.84%	11/25/34	[2]	3,372,282	3,298,744
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A3
0.45%	05/25/37	[2]	55,000	22,061
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.70%	10/25/32	[2]	653,232	593,998
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.42%	06/25/37	[2]	19,057,200	8,885,503
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		2,110,222	2,104,189
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	8,577,744	8,766,888
Morgan Stanley ABS Capital I, Series 2004-NC2, Class M2
2.04%	12/25/33	[2]	161,517	104,131
Morgan Stanley ABS Capital I, Series 2004-NC7, Class M2
0.86%	07/25/34	[2]	13,000,000	11,838,765
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
0.69%	07/25/34	[2]	1,839,775	1,642,288
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A18
6.00%	07/25/47	[2]	10,144,996	7,579,941

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust, Series 2007-A, Class AV4
0.47%	03/25/37	[2]	$6,466,000	$3,142,794
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3
0.42%	06/25/37	[2]	7,807,200	4,093,530
Origen Manufactured Housing, Series 2006-A, Class A1
0.39%	11/15/18	[2]	1,900,846	1,834,591
Park Place Securities, Inc., Series 2004-MHQ1, Class M1
0.94%	12/25/34	[2]	6,072,628	5,974,188
Park Place Securities, Inc., Series 2005-WCW1, Class A3D
0.58%	09/25/35	[2]	5,967,252	5,810,947
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
0.74%	03/25/35	[2]	9,578,000	8,546,909
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.55%	06/25/47	[2]	70,000	36,437
RAAC, Series 2006-SP2, Class A2
0.41%	02/25/36	[2]	3,234,717	3,177,961
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
3.23%	03/25/35	[2]	12,659,215	7,308,382
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class A3
6.50%	07/25/32		1,620,168	1,683,707
Residential Asset Mortgage Products, Inc., Series 2005-RS5, Class AI3
0.58%	05/25/35	[2]	1,488,668	1,461,108
Residential Asset Mortgage Products, Inc., Series 2005-RS8, Class A2
0.53%	10/25/33	[2]	3,954,151	3,889,530
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A5
6.50%	05/25/32		3,667,505	3,581,034
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.49%	01/25/36	[2]	4,798,443	4,627,414
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		5,366	5,299
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.51%	02/25/36	[2]	1,489,106	764,355
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.38%	12/25/36	[2]	11,375,298	10,055,673
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C
0.58%	03/25/36	[2]	3,635,122	3,525,160

See accompanying notes to Schedule of Portfolio Investments.

33 / Annual Report March 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1
2.51%	12/27/35	[2]	$13,717,200	$7,537,684
Structured Asset Mortgage Investments, Inc., Series 2006-AR8, Class A1A
0.44%	10/25/36	[2]	13,077,314	7,579,111
Structured Asset Securities Corp., Series 2002-5A, Class 6A
2.25%	04/25/32	[2]	19,866	18,784
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.78%	09/25/33	[2]	3,968,245	3,613,734
Structured Asset Securities Corp., Series 2005-S2, Class M2
0.92%	06/25/35	[2]	177,093	176,114
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.79%	07/25/34	[2,3]	142,962	119,722
Terwin Mortgage Trust, Series 2005-9HGS, Class A1
4.00%	08/25/35	[2,3]	70,870	69,665
Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A3
0.45%	06/25/47	[2]	7,818,474	7,780,785
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.49%	01/25/33	[2]	380,764	369,716
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.57%	01/25/45	[2]	1,157,053	936,820
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 3A1B
2.72%	07/25/46	[2]	9,020,808	4,126,709
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
0.93%	04/25/47	[2]	13,642,699	8,057,963
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.58%	11/25/35	[2]	4,998,857	4,876,479
Wells Fargo Home Equity Trust, Series 2007-2, Class A1
0.33%	04/25/37	[2]	361,613	350,592

				402,470,449

U.S. Agency Mortgage-Backed — 25.27%
Fannie Mae Interest Strip, Series 405, Class F10
0.94%	10/25/40	[2]	11,626,927	11,687,889
Fannie Mae Pool (TBA)
3.00%	04/25/27		4,500,000	4,659,609
3.00%	05/25/27		9,780,000	10,097,850
3.50%	04/25/42		16,525,000	16,974,273

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
6.00%	04/25/40		$11,695,000	$12,886,432
Fannie Mae Pool 555177
2.27%	01/01/33	[2]	59,200	62,266
Fannie Mae Pool 555284
7.50%	10/01/17		2,100	2,332
Fannie Mae Pool 567002
8.00%	05/01/23		88,011	104,052
Fannie Mae Pool 735861
6.50%	09/01/33		42,400	48,510
Fannie Mae Pool 745383
2.49%	12/01/35	[2]	2,179,720	2,327,634
Fannie Mae Pool 770900
2.32%	04/01/34	[2]	621,264	665,283
Fannie Mae Pool 805256
2.33%	01/01/35	[2]	784,800	825,760
Fannie Mae Pool 942553
5.91%	08/01/37	[2]	7,473,503	8,101,293
Fannie Mae Pool 995182
5.50%	06/01/20		12,240,061	13,325,913
Fannie Mae Pool 995793
5.50%	09/01/36		8,750,940	9,618,183
Fannie Mae Pool AD0538
6.00%	05/01/24		4,198,163	4,606,008
Fannie Mae Pool AE0083
6.00%	01/01/40		12,387,758	13,715,571
Fannie Mae, Series 1997-76, Class FS
0.70%	09/17/27	[2]	49,066	48,735
Fannie Mae, Series 2001-60, Class OF
1.19%	10/25/31	[2]	4,287,015	4,379,769
Fannie Mae, Series 2007-64, Class FA
0.71%	07/25/37	[2]	4,732,548	4,708,158
Fannie Mae, Series 2009-33, Class FB
1.06%	03/25/37	[2]	14,953,732	15,185,489
Fannie Mae, Series 2010-109, Class PF
0.64%	10/25/40	[2]	11,297,241	11,305,624
Fannie Mae, Series 2010-26, Class S (IO)
5.99%	11/25/36	[2]	56,231,613	7,923,462
Fannie Mae, Series 2010-43, Class DP
5.00%	05/25/40		9,706,441	10,654,540
Fannie Mae, Series 2010-95, Class S (IO)
6.36%	09/25/40	[2]	28,810,690	5,109,939
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40		22,345,771	4,172,391
Fannie Mae, Series 2011-71, Class FB
0.74%	05/25/37	[2]	15,384,092	15,461,358
Fannie Mae, Series G92-10, Class Z
7.75%	01/25/22		10,593	11,802
Freddie Mac Gold Pool A45796
7.00%	01/01/33		26,393	30,714

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 34

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C46104
6.50%	09/01/29		$34,152	$39,050
Freddie Mac Gold Pool G13032
6.00%	09/01/22		6,255,040	6,863,930
Freddie Mac Gold Pool G13475
6.00%	01/01/24		802,140	869,969
Freddie Mac Non Gold Pool 1B1928
2.50%	08/01/34	[2]	1,891,190	2,016,467
Freddie Mac Non Gold Pool 1G2627
2.56%	03/01/37	[2]	4,391,600	4,604,223
Freddie Mac Non Gold Pool 1J1509
2.35%	11/01/36	[2]	2,846,135	3,019,558
Freddie Mac Non Gold Pool 1L0113
3.12%	05/01/35	[2]	1,612,476	1,707,776
Freddie Mac Non Gold Pool 1Q0196
3.08%	02/01/37	[2]	3,184,458	3,396,019
Freddie Mac Non Gold Pool 786781
2.94%	08/01/29	[2]	137,470	145,927
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		2,287,166	2,569,602
Freddie Mac, Series 2454, Class FQ
1.24%	06/15/31	[2]	36,754	37,616
Freddie Mac, Series 2561, Class BX (IO)
5.00%	05/15/17		35,077	95
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		15,099	762
Freddie Mac, Series 3294, Class CB
5.50%	03/15/37		7,281,066	7,786,897
Freddie Mac, Series 3345, Class FP
0.44%	11/15/36	[2]	5,548,793	5,533,266
Freddie Mac, Series 3345, Class PF
0.42%	05/15/36	[2]	5,638,370	5,626,154
Freddie Mac, Series 3346, Class FA
0.47%	02/15/19	[2]	9,251,842	9,264,801
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		7,126,897	7,512,405
Freddie Mac, Series 3672, Class A
6.00%	05/15/40		4,546,856	4,852,881
Ginnie Mae I Pool 422972
6.50%	07/15/29		46,187	53,929
Ginnie Mae II Pool 1849
8.50%	08/20/24		1,366	1,621
Ginnie Mae II Pool 2020
8.50%	06/20/25		2,373	2,874
Ginnie Mae II Pool 2286
8.50%	09/20/26		3,057	3,705
Ginnie Mae II Pool 2487
8.50%	09/20/27		17,906	21,823

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80059
2.38%	04/20/27	[2]	$46,918	$48,606
Ginnie Mae II Pool 80589
2.50%	03/20/32	[2]	105,709	110,218
Ginnie Mae II Pool 80610
2.38%	06/20/32	[2]	33,756	34,971
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	934,092	965,481
Ginnie Mae II Pool 81201
2.25%	01/20/35	[2]	25,991	26,876
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	41,339	43,316
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		207,840	3,970
Ginnie Mae, Series 2009-106, Class XI (IO)
6.56%	05/20/37	[2]	30,248,315	5,219,202
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.69%	10/07/20	[2]	18,522,140	18,566,274
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.61%	11/06/17	[2]	21,452,631	21,479,447
NCUA Guaranteed Notes, Series 2010-R2, Class 2A
0.71%	11/05/20	[2]	13,833,419	13,868,543
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.80%	12/08/20	[2]	18,793,394	18,883,691
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.80%	12/08/20	[2]	8,027,834	8,067,032
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.77%	03/09/21	[2]	27,338,192	27,371,681
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
0.69%	01/08/20	[2]	12,605,878	12,645,272
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.64%	02/06/20	[2]	11,968,327	11,997,313
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.64%	03/11/20	[2]	7,848,047	7,865,215
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.62%	03/06/20	[2]	10,649,792	10,658,528
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.62%	04/06/20	[2]	8,151,923	8,157,018

See accompanying notes to Schedule of Portfolio Investments.

35 / Annual Report March 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.64%	05/07/20	[2]	$14,086,069	$14,104,227

				434,749,070

Total Mortgage-Backed (Cost $1,012,509,546)				960,833,089

MUNICIPAL BONDS — 1.27%*
California — 0.54%
State of California, Taxable, Various Purpose
4.85%	10/01/14		4,900,000	5,303,760
5.50%	03/01/16		1,775,000	2,009,549
State of California, Taxable, Various Purpose, Series 3
5.45%	04/01/15		1,715,000	1,911,916

				9,225,225

Illinois — 0.73%
State of Illinois, Taxable Bonds
4.03%	03/01/14		525,000	545,412
4.07%	01/01/14		9,275,000	9,629,491
5.36%	03/01/17		2,250,000	2,453,557

				12,628,460

Total Municipal Bonds (Cost $20,498,323)				21,853,685

U.S. TREASURY SECURITIES — 1.03%
U.S. Treasury Notes — 1.03%
U.S. Treasury Notes
0.38%	03/15/15		17,835,000	17,769,510

Total U.S. Treasury Securities (Cost $17,737,673)
Total Bonds – 95.36% (Cost $1,676,684,694)				1,640,644,462

SHORT-TERM INVESTMENTS — 6.82%
Foreign Government Obligations — 0.49%
Japan Treasury Discount Bills (Japan)
0.00%	06/11/12	[4,8]	700,000,000	8,455,674

Money Market Fund — 2.56%
Dreyfus Cash Advantage Fund
0.16%[9,10]			16,125,000	16,125,000
DWS Money Market Series Institutional Funds
0.18%[9]			10,887,000	10,887,000

Issues	Maturity Date		Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Fund (continued)
JPMorgan Prime Money Market Fund
0.19%[9]			$17,042,000	$17,042,000

				44,054,000

U.S. Agency Discount Notes — 3.76%
Fannie Mae
0.09%[11]	04/04/12		5,000,000	4,999,975
0.12%[11]	06/27/12		4,000,000	3,999,616
0.13%[11]	07/25/12		4,000,000	3,999,492
0.13%[11]	08/22/12		7,240,000	7,238,574
Federal Home Loan Bank
0.15%[11]	09/05/12		27,830,000	27,819,146
Freddie Mac
0.09%[11]	06/05/12		1,800,000	1,799,872
0.11%[11]	05/18/12		5,040,000	5,039,741
0.13%[11]	07/30/12		7,000,000	6,999,076
0.14%[11]	09/11/12		2,790,000	2,788,870

				64,684,362

U.S. Treasury Bills — 0.01%
U.S. Treasury Bills
0.06%[11]	04/26/12	[12]	155,000	154,993

Total Short-Term Investments (Cost $117,476,630)				117,349,029

Total Investments – 102.18% (Cost $1,794,161,324)[1]				1,757,993,491

Liabilities in Excess of Other Assets – (2.18)%				(37,549,262)

Net Assets – 100.00%				$1,720,444,229

Currency Purchased		Currency Sold		Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 06/11/12 at 81.43 Counterparty: Barclays, Inc.
USD	8,596,340	JPY	700,000,000	$133,510

Net unrealized appreciation				$133,510

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
340	Euro Dollar Ninety Day, Expiration December 2013	$96,900

	Net unrealized appreciation	$96,900

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 36

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19. Counterparty: Barclays, Inc.
09/20/12	A+	$(55,249)	$18,850	$28,387	$(26,862)
The Fund receives a fixed rate equal to 1.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63% due 09/15/17. Counterparty: UBS AG
09/20/12	A+	(23,190)	4,725	38,506	15,316

		$(78,439)	$23,575	$66,893	$(11,546)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays, Inc.
01/25/38	$(3,205,750)	$5,631	$(342,312)	$(3,548,062)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays, Inc.
01/25/38	(2,327,974)	3,850	(98,051)	(2,426,025)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
01/25/38	(3,652,723)	5,775	13,685	(3,639,038)

	$(9,186,447)	$15,256	$(426,678)	$(9,613,125)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation	Value[c]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $115,920 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(115,920)	$10,080	$90,720	$(25,200)

	$(115,920)	$10,080	$90,720	$(25,200)

a	Using Standard & Poor’s rating of the issuer.
b

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

c

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,794,205,767 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$67,539,413
Gross unrealized depreciation	(103,751,689)

Net unrealized depreciation	$(36,212,276)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2012, was $233,786,775, representing 13.59% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $9,056,494 , which is 0.53% of total net assets.
[6]	Non-income-producing security.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets

06/09/11	Caesars Entertainment Operating Co., Inc., B6 Term Loan, 5.49%, 01/28/18	$3,310,426	$3,256,877	0.19%

06/27/07	Cengage Learning Acquisitions, Inc., Term Loan B, 2.49%, 07/03/14	713,932	662,787	0.04%

11/03/11	Chrysler Group LLC, Term Loan 1, 6.00%, 05/24/17	4,634,712	5,062,387	0.29%

10/22/07	HCA, Inc., Term Loan B3, 3.49%, 05/01/18	6,040,196	5,970,227	0.35%

10/31/07	Texas Competitive Electric Holdings Co. LLC Term Loan NONEXT 1L, 3.74%, 10/10/14	465,072	285,825	0.01%

		$15,164,338	$15,238,103	0.88%

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2012.
[9]	Represents the current yield as of March 31, 2012.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $9,732,000.
[11]	Represents annualized yield at date of purchase.
[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $154,997.
†

Fair valued security. The aggregate value of fair valued securities is $11,889,457, which is 0.69% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see notes to financial statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

See accompanying notes to Schedule of Portfolio Investments.

37 / Annual Report March 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2012

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 38

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.92%
ASSET-BACKED SECURITIES — 7.70%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.50%	06/14/37	[2,3]	$1,010,833	$875,950
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	275,000	263,725
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	175,000	149,745
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	175,000	143,939
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	937,754	787,713
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.61%	01/25/35	[2,3]	1,573,234	1,278,933
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.55%	08/25/35	[2,3]	297,356	196,025
Brazos Higher Education Authority, Series 2005-3, Class A16
0.67%	06/25/26	[2]	350,000	325,497
Brazos Higher Education Authority, Series 2010-1, Class A2
1.69%	02/25/35	[2]	650,000	595,648
Brazos Higher Education Authority, Series 2011-2, Class A3
1.56%	10/27/36	[2]	330,000	296,174
CIT Education Loan Trust, Series 2007-1, Class A
0.56%	03/25/42	[2,3]	644,086	580,537
Discover Card Master Trust, Series 2009-A2, Class A
1.54%	02/17/15	[2]	325,000	326,392
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.21%	04/25/35	[2]	580,000	542,667
GE Business Loan Trust, Series 2003-2A, Class A
0.61%	11/15/31	[2,3]	770,247	708,766
GE Business Loan Trust, Series 2004-1, Class A
0.53%	05/15/32	[2,3]	983,688	892,076
GE Business Loan Trust, Series 2004-1, Class B
0.94%	05/15/32	[2,3]	534,601	421,330
GE Business Loan Trust, Series 2004-2A, Class A
0.46%	12/15/32	[2,3]	1,178,810	1,066,222

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2005-1A, Class A3
0.49%	06/15/33	[2,3]	$676,832	$577,194
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.54%	04/17/19	[2,3,4]	229,166	224,202
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.49%	11/17/20	[2,3,4]	623,333	601,699
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.48%	12/19/32	[2,3,4]	818,690	718,351
Keycorp Student Loan Trust, Series 2002-A, Class 1A2
0.68%	08/27/31	[2]	641,137	592,657
Lease Investment Flight Trust, Series 1, Class A1
0.63%	07/15/31	[2]	467,916	299,466
Lease Investment Flight Trust, Series 1, Class A2
0.67%	07/15/31	[2]	748,665	475,402
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	614,994	636,999
SLC Student Loan Trust, Series 2008-1, Class A4A
2.07%	12/15/32	[2]	625,000	638,709
SLM Student Loan Trust, Series 2006-5, Class A6C
0.68%	10/25/40	[2]	850,000	720,735
SLM Student Loan Trust, Series 2011-2, Class A2
1.44%	10/25/34	[2]	500,000	485,283
South Carolina Student Loan Corp.
0.61%	12/01/20	[2]	400,000	385,685
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
1.69%	07/01/42	[2,3]	750,000	562,500
TAL Advantage LLC, Series 2006-1, Class NOTE
0.43%	04/20/21	[2,3]	592,083	562,150
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	536,458	545,472
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.49%	05/15/20	[2,3,4]	332,500	320,063
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	855,625	874,130
Trinity Rail Leasing LP, Series 2004-1A, Class A
5.27%	08/14/27	[3]	268,258	284,085
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
4.37%	07/15/41	[3]	667,807	690,688

See accompanying notes to Schedule of Portfolio Investments.

39 / Annual Report March 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.41%	11/26/21	[2,3]	$875,000	$825,060
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.38%	02/26/19	[2,3]	319,010	307,196
U-Haul S Fleet LLC, Series 2007-BT1, Class BT
5.56%	02/25/20	[3]	460,973	479,384
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.31%	03/01/41	3,5,†	700,000	572,246

Total Asset-Backed Securities (Cost $21,830,677)				21,830,695

CORPORATES — 22.54%*
Banking — 5.80%
Abbey National Treasury Services Plc/London (United Kingdom)
2.88%	04/25/14	[4]	1,019,000	1,015,754
ANZ National International Ltd. (New Zealand)
6.20%	07/19/13	[3,4]	600,000	630,615
Bank of America Corp.
5.62%	10/14/16		215,000	229,128
5.62%	07/01/20		1,500,000	1,566,375
Bank of America N.A. (BKNT)
0.77%	06/15/17	[2]	1,350,000	1,163,857
6.10%	06/15/17		340,000	363,683
Barclays Bank Plc (United Kingdom)
5.20%	07/10/14	[4]	850,000	901,337
Chase Capital III, Series C
1.04%	03/01/27	[2]	500,000	383,368
Commonwealth Bank of Australia/New York (Australia)
1.95%	03/16/15	[4]	1,400,000	1,411,430
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	700,000	727,007
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[4]	500,000	536,413
6.00%	02/15/18	[4]	575,000	623,389
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[4]	760,000	788,539
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	120,000	103,950
HBOS Plc, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	915,000	850,676
JPMorgan Chase Bank N.A.
0.80%	06/13/16	[2]	600,000	557,431
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	680,695

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
6.00%	10/01/17		$500,000	$572,784
National Australia Bank/New York (MTN) (Australia)
2.00%	03/09/15	[4]	1,200,000	1,200,524
Royal Bank of Scotland Plc (United Kingdom)
3.95%	09/21/15	[4]	1,000,000	1,012,512
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[3,4]	825,000	877,171
Wachovia Corp. (MTN)
5.50%	05/01/13		239,000	251,070

				16,447,708

Communications — 0.35%
Cellco Partnership/Verizon Wireless Capital LLC
5.55%	02/01/14		350,000	378,703
Verizon Communications, Inc.
1.95%	03/28/14		600,000	615,019

				993,722

Electric — 1.88%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	475,000	518,937
Cedar Brakes II LLC
9.88%	09/01/13	[3]	455,169	473,511
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		1,429,000	1,466,073
PG&E Corp.
5.75%	04/01/14		910,000	992,132
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	579,500
Southwestern Electric Power Co.
6.45%	01/15/19		534,000	636,584
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	500,000	659,367

				5,326,104

Energy — 1.40%
Sabine Pass LNG LP
7.25%	11/30/13		935,000	991,100
Southern Union Co.
3.56%	11/01/66	[2]	910,000	800,800
Tennessee Gas Pipeline Co.
8.00%	02/01/16		1,250,000	1,457,260
Valero Energy Corp.
9.38%	03/15/19		471,000	617,763

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 40

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Williams Cos., Inc.
7.88%	09/01/21		$70,000	$87,387

				3,954,310

Finance — 7.44%
Bear Stearns Cos. LLC
7.25%	02/01/18		1,140,000	1,376,316
Citigroup, Inc.
1.04%	08/25/36	[2]	205,000	136,564
2.20%	05/15/18	[2]	583,000	554,775
5.50%	04/11/13		451,000	468,142
5.50%	10/15/14		371,000	398,286
6.00%	08/15/17		250,000	278,283
6.38%	08/12/14		535,000	580,881
6.50%	08/19/13		408,000	431,775
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		285,000	287,643
General Electric Capital Corp.
4.62%	01/07/21		700,000	748,405
5.62%	05/01/18		730,000	845,819
General Electric Capital Corp. (MTN)
0.91%	05/05/26	[2]	500,000	408,929
1.39%	05/22/13	[2]	340,000	342,608
3.35%	10/17/16		750,000	795,812
General Electric Capital Corp., Series A (MTN)
0.73%	09/15/14	[2]	694,000	683,276
General Electric Capital Corp., Series E (MTN)
0.62%	03/20/14	[2]	300,000	293,846
Goldman Sachs Group, Inc.
5.75%	01/24/22		500,000	514,339
6.15%	04/01/18		1,100,000	1,187,985
7.50%	02/15/19		550,000	625,440
Goldman Sachs Group, Inc. (MTN)
6.00%	05/01/14		250,000	268,143
Goldman Sachs Group, Inc., Series B (MTN)
0.96%	07/22/15	[2]	100,000	93,578
International Lease Finance Corp.
6.50%	09/01/14	[3]	1,000,000	1,055,000
JPMorgan Chase Capital XIII, Series M
1.42%	09/30/34	[2]	1,070,000	813,816
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	510,000	552,075
8.95%	05/18/17	[2]	410,000	446,900
9.57%	06/06/17	[2]	319,000	354,887
Morgan Stanley
1.05%	10/15/15	[2]	187,000	168,399

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley (MTN)
1.01%	10/18/16	[2]	$1,185,000	$1,017,715
6.25%	08/28/17		800,000	841,375
NCUA Guaranteed Notes, Series A1
0.26%	06/12/13	[2]	2,225,000	2,225,000
Private Export Funding Corp.
2.80%	05/15/22		1,040,000	1,056,457
Prudential Holdings LLC (AGM)
1.35%	12/18/17	[2,3]	500,000	478,371
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	750,000	750,000

				21,080,840

Health Care — 0.75%
HCA, Inc. (WI)
8.50%	04/15/19		430,000	476,763
UnitedHealth Group, Inc.
4.88%	02/15/13		760,000	787,591
WellPoint, Inc.
6.00%	02/15/14		800,000	871,286

				2,135,640

Insurance — 1.32%
Farmers Insurance Exchange
6.00%	08/01/14	[3]	1,000,000	1,077,390
Metropolitan Life Global Funding I
5.12%	06/10/14	[3]	800,000	869,210
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	502,000	459,016
6.60%	04/15/34	[3]	440,000	429,950
Pricoa Global Funding I
5.45%	06/11/14	[3]	850,000	918,039

				3,753,605

Real Estate Investment Trust (REIT) — 2.51%
Duke Realty LP
6.25%	05/15/13		790,000	828,821
HCP, Inc.
3.75%	02/01/19		525,000	524,003
7.07%	06/08/15		200,000	224,039
HCP, Inc. (MTN)
6.30%	09/15/16		500,000	561,628
6.70%	01/30/18		275,000	317,732
Health Care REIT, Inc.
4.12%	04/01/19		500,000	498,169
4.70%	09/15/17		1,000,000	1,050,568
Shurgard Storage Centers LLC
5.88%	03/15/13		68,000	70,387

See accompanying notes to Schedule of Portfolio Investments.

41 / Annual Report March 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Simon Property Group LP
4.20%	02/01/15		$400,000	$425,993
UDR, Inc. (MTN)
5.25%	01/15/15		1,000,000	1,073,916
WEA Finance LLC
7.12%	04/15/18	[3]	775,000	914,213
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	570,000	630,032

				7,119,501

Transportation — 1.09%
American Airlines Pass-Through Trust, Series 2011-2, Class A
8.62%	10/15/21		1,000,000	1,055,000
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		66,765	71,689
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		372,680	406,687
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		346,695	378,548
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.88%	08/15/16	[2]	15,169	13,652
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.95%	11/15/16	[2]	661,000	558,545
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		192,080	214,289
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		333,954	383,213

				3,081,623

Total Corporates (Cost $59,746,201)				63,893,053

BANK LOANS — 0.16%*
Health Care — 0.16%
HCA, Inc., Term Loan B3
3.49%	05/01/18	[2,6]	455,133	446,814

Total Bank Loans (Cost $453,395)
MORTGAGE-BACKED — 52.04%**
Commercial Mortgage-Backed — 10.10%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-2, Class A3
5.12%	07/11/43		22,597	22,616

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[2]	$950,000	$1,040,052
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4
5.89%	07/10/44	[2]	1,010,000	1,138,271
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4
5.19%	05/11/39	[2]	40,000	41,795
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.15%	10/12/42	[2]	1,140,000	1,268,872
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4
5.54%	09/11/41		470,000	534,553
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A4
5.54%	04/12/38	[2]	1,100,000	1,243,020
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4
5.69%	06/11/50	[2]	1,020,000	1,167,990
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.70%	12/10/49	[2]	500,000	573,456
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4
5.81%	12/10/49	[2]	235,000	271,229
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3
5.31%	12/15/39		1,045,000	1,156,618
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[3]	516,997	575,194
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3
5.35%	08/11/36		546,777	550,294
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4
4.95%	01/11/35		762,294	771,891
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4
4.11%	07/05/35		954,199	977,098
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	1,110,000	1,184,747
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.88%	07/10/38	[2]	1,605,000	1,826,248
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.44%	03/10/39		945,000	1,043,903
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	1,715,000	1,795,100

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 42

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-LDP9, Class A3
5.34%	05/15/47		$490,000	$537,552
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4
5.44%	06/12/47		1,085,000	1,212,078
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	1,190,000	1,329,150
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4
4.75%	06/12/43	[2]	935,000	1,018,311
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3
5.17%	12/12/49	[2]	760,000	842,202
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		285,000	302,022
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		1,040,000	1,144,896
Morgan Stanley Capital I, Series 2007-IQ16, Class A4
5.81%	12/12/49		1,185,000	1,363,984
Morgan Stanley Capital I, Series 2011-C3, Class A4
4.12%	08/15/49		165,000	179,130
Nomura Asset Securities Corp., Series 1998-D6, Class A3
7.04%	03/15/30	[2]	965,000	1,011,074
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	724,587	650,317
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	940,000	1,042,591
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		775,000	810,789

				28,627,043

Non-Agency Mortgage-Backed — 19.40%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2
0.44%	08/25/35	[2]	500,495	480,253
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		9,612	10,040
Banc of America Funding Corp., Series 2006-D, Class 1A2
0.52%	05/20/36	[2]	2,000,000	456,941

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.41%	07/20/36	[2]	$1,049,625	$1,002,865
Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		8,196	7,928
Bear Stearns Asset Backed Securities Trust, Series 2005-HE12, Class 1A3
0.63%	12/25/35	[2]	800,000	714,679
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.52%	01/25/35	[2,3]	323,587	223,664
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.42%	05/25/36	[2,3]	282,952	179,423
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 1A4
5.32%	02/25/35		9,747	9,644
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.28%	02/25/34	[2]	29,658	28,161
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[2]	1,526,500	1,132,968
Conseco Finance Home Loan Trust, Series 2000-E, Class M1
8.13%	08/15/31	[2]	66,405	64,589
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		703,986	746,258
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	85,084	85,818
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		174,927	178,896
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	282,879	216,602
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	1,060,000	1,153,240
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	435,097	481,104
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		1,206,119	1,292,835
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	640,293
Countrywide Alternative Loan Trust, Series 2005-27, Class 2A1
1.51%	08/25/35	[2]	362,288	211,066

See accompanying notes to Schedule of Portfolio Investments.

43 / Annual Report March 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.28%	08/25/35	[2]	$31,422	$16,025
Countrywide Alternative Loan Trust, Series 2005-72, Class A1
0.51%	01/25/36	[2]	687,472	467,091
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A2
0.43%	10/25/46	[2]	2,055,249	1,179,893
Countrywide Alternative Loan Trust, Series 2006-OC3, Class 2A3
0.53%	04/25/36	[2]	5,288,921	1,570,011
Countrywide Asset-Backed Certificates, Series 2004-AB1, Class 2A3
1.28%	02/25/35	[2]	239,546	234,612
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
5.01%	08/25/34	[2]	388,855	391,045
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,604,917	1,363,984
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
5.70%	12/25/36		1,295,520	846,927
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.39%	07/25/36	[2]	1,528,066	874,556
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.30%	04/25/37	[2]	290,887	208,322
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2, Class A1
0.93%	04/25/47	[2]	1,000,386	652,101
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class M1
0.47%	12/25/37	[2]	1,066,588	15,211
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1
2.55%	09/25/34	[2]	861,739	801,687
Green Tree Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		601,363	606,496
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		7	7
Green Tree Home Improvement Loan Trust, Series 1997-E, Class HEB1
7.53%	01/15/29		233,592	229,852

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	$900,000	$993,124
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	1,444,221	1,605,387
Greenpoint Manufactured Housing, Series 1999-5, Class A5
7.82%	12/15/29	[2]	875,000	944,486
GSAMP Trust, Series 2006-HE6, Class A4
0.48%	08/25/36	[2]	2,200,000	746,011
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
2.25%	08/25/34	[2]	1,469,000	1,344,359
Home Equity Loan Trust, Series 2006-4, Class A3V
0.39%	03/20/36	[2]	1,232,819	1,189,433
Home Equity Loan Trust, Series 2007-2, Class A2F (STEP)
5.69%	07/20/36		1,030,910	1,035,214
Home Equity Loan Trust, Series 2007-2, Class M1
0.55%	07/20/36	[2]	1,510,000	1,030,048
Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.93%	10/25/34	[2]	139,611	127,427
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.04%	11/25/34	[2]	48,665	31,911
Indymac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
4.43%	06/25/37	[2]	2,171,841	1,076,533
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 1A1
3.73%	05/25/37	[2]	16,622	7,244
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		514,074	512,108
Indymac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		136,851	136,328
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		292,312	282,724
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
5.43%	05/25/37	[2]	917,883	699,017
Lake Country Mortgage Loan Trust, Series 2006-HE1, Class M5
2.24%	07/25/34	[2,3]	700,000	316,386
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	09/15/18		465,252	485,601

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 44

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	05/15/22		$267,332	$281,646
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	08/15/28	[2]	842,484	910,484
Lehman XS Trust, Series 2007-12N, Class 1A3A
0.44%	07/25/47	[2]	4,425,796	1,504,746
Lehman XS Trust, Series 2007-14H, Class A12
0.74%	07/25/47	[2]	6,515,960	970,965
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
5.05%	01/25/34	[2]	733,843	719,181
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.93%	01/25/34	[2]	1,821	1,549
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		3,798	3,912
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.70%	10/25/32	[2]	3,298	2,999
MASTR Seasoned Securities Trust, Series 2004-2, Class A2
6.50%	08/25/32		87,891	92,723
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.51%	10/25/32	[2]	7,427	7,355
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.42%	06/25/37	[2]	811,700	378,459
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.49%	06/25/37	[2]	1,500,000	602,739
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		1,238,609	1,249,357
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		621,960	637,538
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		932,940	930,273
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		666,386	668,270
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		988,140	972,479
Morgan Stanley ABS Capital I, Series 2004-NC7, Class M2
0.86%	07/25/34	[2]	2,000,000	1,821,348
Morgan Stanley ABS Capital I, Series 2005-HE3, Class M3
0.77%	07/25/35	[2]	1,903,000	1,323,413

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
0.52%	09/25/36	[2]	$2,450,000	$1,356,433
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		17,604	17,987
Option One Mortgage Loan Trust, Series 2007-6, Class 2A4
0.49%	07/25/37	[2]	2,159,800	741,085
Origen Manufactured Housing, Series 2004-A, Class M2
6.64%	01/15/35	[2]	603,147	611,469
Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1
5.25%	09/25/33		3,080	3,072
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	1,358
Residential Asset Mortgage Products, Inc., Series 2003-RS1, Class AI5 (STEP)
5.69%	03/25/33		15,836	9,202
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A41
8.00%	04/25/31		53,433	57,009
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.61%	12/25/34	[2]	97,141	92,710
Residential Funding Mortgage Securities II, Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		458,178	432,362
Residential Funding Mortgage Securities II, Inc., Series 2003-HS2, Class AI4 (STEP)
3.87%	07/25/33		14,853	14,077
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.51%	02/25/36	[2]	76,364	39,198
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.38%	12/25/36	[2]	1,592,542	1,407,794
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 3A1
5.69%	06/25/37	[2]	1,591,243	1,188,143
Structured Asset Mortgage Investments, Inc., Series 2005-AR3, Class 1A1
0.51%	08/25/35	[2]	1,096,647	747,766
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A2
1.68%	02/25/36	[2]	1,345,866	913,948
Terwin Mortgage Trust, Series 2005-9HGS, Class A1
4.00%	08/25/35	[2,3]	4,952	4,868

See accompanying notes to Schedule of Portfolio Investments.

45 / Annual Report March 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[2]	$3,657	$1,541
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.90%	04/15/30		118,429	119,823
Vanderbilt Mortgage Finance, Series 2000-C, Class ARM
0.59%	10/07/30	[2]	810,233	624,310
Vanderbilt Mortgage Finance, Series 2001-A, Class M1
7.74%	04/07/31	[2]	667,670	693,849
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.49%	01/25/33	[2]	20,992	20,383
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.86%	01/25/47	[2]	2,118,731	873,285
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
0.93%	04/25/47	[2]	735,636	434,498
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.39%	05/25/36	[2]	176,210	172,737

				54,996,771

U.S. Agency Mortgage-Backed — 22.54%
Fannie Mae Pool (TBA)
3.00%	04/25/27		1,730,000	1,791,361
3.50%	04/25/42		2,665,000	2,737,455
Fannie Mae Pool 253974
7.00%	08/01/31		18,646	20,848
Fannie Mae Pool 254232
6.50%	03/01/22		27,123	30,392
Fannie Mae Pool 527247
7.00%	09/01/26		103	119
Fannie Mae Pool 545191
7.00%	09/01/31		8,848	9,897
Fannie Mae Pool 545646
7.00%	09/01/26		80	91
Fannie Mae Pool 549740
6.50%	10/01/27		24,638	27,740
Fannie Mae Pool 555177
2.27%	01/01/33	[2]	31,489	33,120
Fannie Mae Pool 555284
7.50%	10/01/17		997	1,108
Fannie Mae Pool 606108
7.00%	03/01/31		1,662	1,931

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 630599
7.00%	05/01/32		$15,995	$18,547
Fannie Mae Pool 655928
7.00%	08/01/32		10,048	11,804
Fannie Mae Pool 735207
7.00%	04/01/34		7,475	8,373
Fannie Mae Pool 735646
4.50%	07/01/20		15,566	16,734
Fannie Mae Pool 735686
6.50%	12/01/22		142,015	159,132
Fannie Mae Pool 735861
6.50%	09/01/33		245,794	281,220
Fannie Mae Pool 764388
5.00%	03/01/34	[2]	163,305	175,415
Fannie Mae Pool 770869
2.33%	04/01/34	[2]	393,668	417,590
Fannie Mae Pool 776708
5.00%	05/01/34		593,780	656,641
Fannie Mae Pool 817611
5.28%	11/01/35	[2]	117,557	126,229
Fannie Mae Pool 844773
5.21%	12/01/35	[2]	7,126	7,656
Fannie Mae Pool 889125
5.00%	12/01/21		724,289	784,658
Fannie Mae Pool 889184
5.50%	09/01/36		771,454	847,907
Fannie Mae Pool 890221
5.50%	12/01/33		1,202,495	1,320,511
Fannie Mae Pool 895606
5.71%	06/01/36	[2]	279,911	304,534
Fannie Mae Pool 918445
5.81%	05/01/37	[2]	28,572	31,086
Fannie Mae Pool 939419
5.65%	05/01/37	[2]	437,097	471,404
Fannie Mae Pool AB3685
4.00%	10/01/41		3,046,225	3,228,166
Fannie Mae Pool AD0791
4.76%	02/01/20		987,045	1,111,321
Fannie Mae Pool AE0600
3.98%	11/01/20		1,040,222	1,134,360
Fannie Mae Pool AE0605
4.67%	07/01/20		993,430	1,116,353
Fannie Mae Pool AH3428
3.50%	01/01/26		2,992,271	3,180,106
Fannie Mae Pool AJ0764
4.50%	09/01/41		1,401,062	1,493,882
Fannie Mae Pool AL0209
4.50%	05/01/41		1,163,767	1,268,869

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Whole Loan, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[2]	$31,374,930	$421,889
Fannie Mae, Series 1989-25, Class G
6.00%	06/25/19		2,929	3,247
Fannie Mae, Series 1992-116, Class B
6.50%	06/25/22		436	477
Fannie Mae, Series 1993-225, Class SG
26.50%	12/25/13	[2]	39,165	45,191
Fannie Mae, Series 1993-80, Class S
10.57%	05/25/23	[2]	18,539	21,017
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		427,339	498,993
Fannie Mae, Series 2003-27, Class SG (IO)
7.41%	04/25/17	[2]	1,701,817	46,095
Fannie Mae, Series 2007-64, Class FA
0.71%	07/25/37	[2]	763,588	759,653
Fannie Mae, Series 2008-50, Class SA (IO)
5.81%	11/25/36	[2]	7,026,254	1,084,882
Freddie Mac Gold Pool (TBA)
3.50%	04/15/42		2,665,000	2,731,208
Freddie Mac Gold Pool A25162
5.50%	05/01/34		810,943	889,408
Freddie Mac Gold Pool A33262
5.50%	02/01/35		125,879	140,177
Freddie Mac Gold Pool A68781
5.50%	10/01/37		30,911	34,443
Freddie Mac Gold Pool A94843
4.00%	11/01/40		2,357,815	2,497,538
Freddie Mac Gold Pool C90504
6.50%	12/01/21		3,585	4,012
Freddie Mac Gold Pool E01279
5.50%	01/01/18		4,604	4,970
Freddie Mac Gold Pool E90474
6.00%	07/01/17		9,800	10,616
Freddie Mac Gold Pool G01548
7.50%	07/01/32		750,131	900,298
Freddie Mac Gold Pool G01601
4.00%	09/01/33		19,458	20,459
Freddie Mac Gold Pool G01611
4.00%	09/01/33		7,211	7,582
Freddie Mac Gold Pool G01644
5.50%	02/01/34		625,406	685,012
Freddie Mac Gold Pool G02366
6.50%	10/01/36		501,981	561,180
Freddie Mac Gold Pool G06242
4.50%	09/01/40		2,364,762	2,576,899
Freddie Mac Gold Pool G06354
4.00%	04/01/41		1,228,835	1,301,655

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G06499
4.00%	03/01/41		$1,708,980	$1,807,048
Freddie Mac Gold Pool G06737
4.00%	10/01/41		3,314,480	3,498,459
Freddie Mac Gold Pool G11707
6.00%	03/01/20		8,077	8,750
Freddie Mac Gold Pool G12393
5.50%	10/01/21		623,990	678,077
Freddie Mac Gold Pool G12909
6.00%	11/01/22		662,838	729,464
Freddie Mac Gold Pool G13032
6.00%	09/01/22		500,733	549,476
Freddie Mac Gold Pool J06246
5.50%	10/01/21		336,398	365,094
Freddie Mac Gold Pool J13884
3.50%	12/01/25		2,436,092	2,570,401
Freddie Mac Gold Pool Q04090
4.00%	10/01/41		1,091,950	1,156,658
Freddie Mac Gold Pool Q04091
4.00%	10/01/41		2,512,873	2,655,498
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		1,466,331	1,510,343
Freddie Mac Non Gold Pool 1B3413
5.93%	05/01/37	[2]	561,704	610,320
Freddie Mac Non Gold Pool 1J0045
5.10%	01/01/36	[2]	11,973	12,750
Freddie Mac REMICS, Series 3460, Class SA (IO)
5.96%	06/15/38	[2]	7,206,111	1,098,369
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	18,965
Freddie Mac, Series 1688, Class W
7.25%	03/15/14		2,068	2,156
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		164,813	185,166
Freddie Mac, Series 2561, Class BX (IO)
5.00%	05/15/17		7,594	20
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		55,000	57,868
Ginnie Mae I Pool 782810
4.50%	11/15/39		2,564,841	2,832,446
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	66,645	68,884
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		23,474	448
Ginnie Mae, Series 2004-8, Class SE
13.82%	11/26/23	[2]	122,247	149,505

See accompanying notes to Schedule of Portfolio Investments.

47 / Annual Report March 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.61%	11/06/17	[2]	$1,683,250	$1,685,354
NCUA Guaranteed Notes, Series 2010-R2, Class 2A
0.71%	11/05/20	[2]	1,080,878	1,083,622
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.77%	03/09/21	[2]	1,277,248	1,278,813
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.64%	02/06/20	[2]	1,214,178	1,217,119

				63,904,534

Total Mortgage-Backed (Cost $140,954,895)				147,528,348

MUNICIPAL BONDS — 1.03%*
California — 0.45%
State of California, Taxable, Various Purpose
6.20%	10/01/19		866,000	1,012,700
State of California, Taxable, Various Purpose, Series 3
5.95%	04/01/16		225,000	258,748

				1,271,448

Illinois — 0.58%
State of Illinois, Taxable Bonds
4.07%	01/01/14		800,000	830,576
5.66%	03/01/18		525,000	573,169
5.88%	03/01/19		210,000	231,182

				1,634,927

Total Municipal Bonds (Cost $2,651,073)				2,906,375

U.S. AGENCY SECURITIES — 2.87%
U.S. Agency Securities — 2.87%
Federal Home Loan Bank
0.60%	03/27/14		2,840,000	2,841,019
Freddie Mac
0.70%	11/04/13		2,650,000	2,650,814
0.75%	11/25/14		2,645,000	2,657,683

Total U.S. Agency Securities (Cost $8,134,243)				8,149,516

U.S. TREASURY SECURITIES — 8.58%
U.S. Treasury Notes — 8.58%
U.S. Treasury Notes
0.88%	01/31/17		5,280,000	5,248,031

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
2.00%	11/15/21		$19,365,000	$19,066,973

Total U.S. Treasury Securities (Cost $24,799,291)				24,315,004

Total Bonds – 94.92% (Cost $258,569,775)				269,069,805

SHORT-TERM INVESTMENTS — 7.84%
Commercial Paper — 0.63%
Deutsche Bank AG
0.22%[7]	04/10/12		1,800,000	1,799,912

Foreign Government Obligations — 0.43%
Japan Treasury Discount Bills (Japan)
0.00%	06/11/12	[4,8]	100,000,000	1,207,953

Money Market Fund — 2.46%
Dreyfus Cash Advantage Fund
0.16%[9,10]			2,982,000	2,982,000
DWS Money Market Series Institutional Funds
0.18%[9]			1,139,000	1,139,000
JPMorgan Prime Money Market Fund
0.19%[9]			2,841,000	2,841,000

				6,962,000

U.S. Agency Discount Notes — 3.69%
Fannie Mae
0.00%[7]	07/05/12		3,100,000	3,099,678
0.09%[7]	04/04/12		1,000,000	999,995
Federal Home Loan Bank
0.15%[7]	09/05/12		1,365,000	1,364,468
Freddie Mac
0.11%[7]	05/18/12		1,000,000	999,949
0.12%[7]	08/13/12		4,000,000	3,999,260

				10,463,350

U.S. Treasury Bills — 0.63%
U.S. Treasury Bills
0.08%[7]	04/12/12		1,780,000	1,779,961

Total Short-Term Investments (Cost $22,231,320)				22,213,176

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Value
Total Investments – 102.76% (Cost $280,801,095)[1]	$291,282,981

Liabilities in Excess of Other Assets – (2.76)%	(7,813,065)

Net Assets – 100.00%	$283,469,916

Currency Purchased	Currency Sold	Unrealized Appreciation

FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 06/11/12 at 81.43 Counterparty: Barclays, Inc.
USD 1,228,049	JPY 100,000,000	$19,073

Net unrealized appreciation		$19,073

Expiration Date	Premiums Paid	Notional Amount (000’s) [b]	Appreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.
09/20/16	$242	$125	$1,841	$2,083

	$242	$125	$1,841	$2,083

Expiration Date	Premiums Paid	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.

10/12/52	$17,496	$215	$11,639	$29,135

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.

10/12/52	22,819	250	11,060	33,879

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.

10/12/52	916,645	1,605	(699,146)	217,499

	$956,960	$2,070	$(676,447)	$280,513

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s)[b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) – SINGLE ISSUES
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays, Inc.
09/20/16	A+	$(111,286)	$2,220	$(7,662)	$(118,948)

		$(111,286)	$2,220	$(7,662)	$(118,948)

Expiration Date	Premiums (Received)	Notional Amount (000’s) [b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) – TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays, Inc.
01/25/38	$(1,260,380)	$2,214	$(134,585)	$(1,394,965)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays, Inc.
01/25/38	(86,516)	144	(4,460)	(90,976)

	$(1,346,896)	$2,358	$(139,045)	$(1,485,941)

Expiration Date	Premiums (Received)	Notional Amount (000’s) [b]	Appreciation	Value[c]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $13,685 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(13,685)	$1,190	$10,710	$(2,975)

	$(13,685)	$1,190	$10,710	$(2,975)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $280,816,081 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$16,146,577
Gross unrealized depreciation	(5,679,677)

Net unrealized appreciation	$10,466,900

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2012.

See accompanying notes to Schedule of Portfolio Investments.

49 / Annual Report March 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2012

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2012, was $32,953,402, representing 11.63% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-income-producing security.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/22/07	HCA, Inc., Term Loan B3, 3.49%, 05/01/18	$453,395	$446,814	0.16%

[7]	Represents annualized yield at date of purchase.
[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2012.
[9]	Represents the current yield as of March 31, 2012.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,268,000.
†

Fair valued security. The aggregate value of fair valued securities is $865,930, which is 0.31% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see notes to financial statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 50

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.09%
ASSET-BACKED SECURITIES — 4.99%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.50%	06/14/37	[2,3]	$52,695,133	$45,663,626
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	11,270,000	10,807,930
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	2,255,000	1,929,569
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	2,669,000	2,195,265
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	5,240,000	3,951,090
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	51,520,603	43,277,306
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.61%	01/25/35	[2,3]	5,889,314	4,787,615
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.54%	04/25/35	[2,3]	5,785,938	4,329,551
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.55%	08/25/35	[2,3]	14,221,053	9,374,902
Bayview Commercial Asset Trust, Series 2006-3A, Class A1
0.49%	10/25/36	[2,3]	6,519,842	3,849,536
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.47%	12/25/36	[2,3]	298,787	195,998
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.46%	03/25/37	[2,3]	3,397,289	2,352,569
Bayview Commercial Asset Trust, Series 2007-2A, Class A1
0.51%	07/25/37	[2,3]	18,884,903	9,640,479
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.48%	07/25/37	[2,3]	3,214,797	2,212,919
Brazos Higher Education Authority, Series 2005-1, Class 1A4
0.62%	03/26/29	[2]	10,000,000	9,253,100
Brazos Higher Education Authority, Series 2011-2, Class A3
1.56%	10/27/36	[2]	24,400,000	21,898,915
CIT Education Loan Trust, Series 2007-1, Class A
0.56%	03/25/42	[2,3]	24,099,268	21,721,504

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CIT Education Loan Trust, Series 2007-1, Class B
0.77%	06/25/42	[2,3]	$25,000,000	$18,597,205
College Loan Corp. Trust, Series 2005-2, Class B
1.06%	01/15/37	[2]	7,331,269	5,713,258
Discover Card Master Trust, Series 2009-A2, Class A
1.54%	02/17/15	[2]	7,275,000	7,306,150
GE Business Loan Trust, Series 2004-1, Class A
0.53%	05/15/32	[2,3]	29,192,084	26,473,396
GE Business Loan Trust, Series 2004-2A, Class A
0.46%	12/15/32	[2,3]	12,119,749	10,962,192
GE Business Loan Trust, Series 2005-1A, Class A3
0.49%	06/15/33	[2,3]	16,176,284	13,794,932
GE Business Loan Trust, Series 2005-2A, Class A
0.48%	11/15/33	[2,3]	39,194,723	34,179,320
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.54%	04/17/19	[2,3,4]	9,354,168	9,151,544
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.49%	11/17/20	[2,3,4]	33,786,502	32,613,870
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.48%	12/19/32	[2,3,4]	56,607,866	49,670,006
Goal Capital Funding Trust, Series 2005-2, Class B
1.02%	11/25/44	[2]	20,000,000	16,689,262
Green Tree Recreational Equipment & Consumer Trust, Series 1996-D, Class CTFS
7.24%	12/15/22		46,796	27,357
GSC Partners Gemini Fund Ltd., Series 1A, Class A (Cayman Islands)
1.23%	10/10/14	[2,3,4]	1,446,922	1,436,070
Lease Investment Flight Trust, Series 1, Class A1
0.63%	07/15/31	[2]	22,235,346	14,230,621
Lease Investment Flight Trust, Series 1, Class A2
0.67%	07/15/31	[2]	72,779,581	46,215,034
Lehman Brothers Small Balance Commercial, Series 2007-1A, Class 2A3
5.62%	03/25/37	[2,3]	15,000,000	12,138,233
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.50%	02/25/36	[2,3]	10,125,000	6,910,313
North Carolina State Education Authority, Series 2011-1, Class A3
1.32%	10/25/41	[2]	27,000,000	24,975,810

See accompanying notes to Schedule of Portfolio Investments.

51 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Northstar Education Finance, Inc.
0.61%	01/29/46	[2]	$33,535,000	$29,109,507
1.18%	01/29/46	[2]	42,775,000	38,869,792
PAMCO CLO, Series 1998-1A, Class B2 (Cayman Islands)
1.90%	05/01/12	2,3,4,5,†	804,992	185,148
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
1.42%	10/01/37	[2]	16,950,000	15,520,532
SLC Student Loan Trust, Series 2008-1, Class A4A
2.07%	12/15/32	[2]	17,375,000	17,756,121
SLM Student Loan Trust, Series 2005-7, Class A5
0.65%	01/25/40	[2]	58,775,000	48,981,968
South Carolina Student Loan Corp.
0.65%	12/01/22	[2]	29,000,000	26,899,530
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
1.69%	07/01/42	[2,3]	25,050,000	18,787,500
TAL Advantage LLC, Series 2006-1, Class NOTE
0.43%	04/20/21	[2,3]	45,625,126	43,318,489
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	9,750,667	9,914,500
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	13,250,001	13,416,370
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	10,770,834	10,818,639
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.49%	05/15/20	[2,3,4]	2,454,167	2,362,366
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	22,602,375	23,091,212
Trinity Rail Leasing LP, Series 2006-1A, Class A1
5.90%	05/14/36	[3]	7,193,804	7,805,778
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	3,5,†	29,021,429	29,021,245
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.41%	11/26/21	[2,3]	32,237,802	30,397,842
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.38%	02/26/19	[2,3]	15,781,718	15,197,260
U-Haul S Fleet LLC, Series 2007-BT1, Class BT
5.56%	02/25/20	[3]	20,236,709	21,044,959

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
US Education Loan Trust LLC, Series 2006-2A, Class A1
0.67%	03/01/31	[2,3]	$51,025,000	$45,068,995

Total Asset-Backed Securities (Cost $989,069,687)				976,094,200

CORPORATES — 21.72%*
Banking — 5.30%
Abbey National Treasury Services Plc/London (United Kingdom)
2.88%	04/25/14	[4]	740,000	737,642
3.88%	11/10/14	[3,4]	23,210,000	23,376,184
Abbey National Treasury Services Plc/Stamford CT (YCD) (United Kingdom)
1.86%	04/25/13	[2,4]	13,950,000	14,086,549
Ally Financial, Inc.
2.69%	12/01/14	[2]	9,009,000	8,390,983
Bank of America Corp.
2.13%	07/11/14	[2]	5,485,000	5,355,262
5.62%	10/14/16		4,210,000	4,486,648
5.62%	07/01/20		105,985,000	110,674,836
5.75%	12/01/17		1,145,000	1,229,491
5.88%	01/05/21		5,000,000	5,307,993
6.00%	09/01/17		300,000	327,127
6.50%	08/01/16		4,820,000	5,304,540
7.38%	05/15/14		6,260,000	6,823,964
Bank of America Corp. (MTN)
5.00%	05/13/21		10,465,000	10,500,162
Bank of America N.A. (BKNT)
0.75%	06/15/16	[2]	6,560,000	5,825,870
0.77%	06/15/17	[2]	33,420,000	28,811,936
6.10%	06/15/17		58,616,000	62,699,015
Bank One Corp. (STEP)
8.53%	03/01/19		1,700,000	2,117,184
BankAmerica Capital II, Series 2
8.00%	12/15/26		800,000	812,000
BankAmerica Institutional Capital A
8.07%	12/31/26	[3]	350,000	353,500
Barclays Bank Plc (United Kingdom)
5.20%	07/10/14	[4]	12,079,000	12,808,523
Capital One Financial Corp.
7.38%	05/23/14		3,710,000	4,108,921
Chase Capital III, Series C
1.04%	03/01/27	[2]	4,500,000	3,450,308
Chase Capital VI
1.17%	08/01/28	[2]	19,865,000	15,412,048
City National Corp./CA
5.12%	02/15/13		6,200,000	6,388,480
Commonwealth Bank of Australia (Australia)
1.20%	03/17/14	[2,3,4]	14,785,000	14,788,616
2.12%	03/17/14	[3,4]	28,275,000	28,714,301

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 52

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Commonwealth Bank of Australia/New York (Australia)
1.95%	03/16/15	[4]	$16,600,000	$16,735,531
Credit Suisse USA, Inc.
5.12%	08/15/15		15,000	16,450
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	14,868,000	15,441,637
Credit Suisse/New York (Switzerland)
5.30%	08/13/19	[4]	630,000	693,927
5.50%	05/01/14	[4]	11,790,000	12,648,630
6.00%	02/15/18	[4]	36,759,000	39,852,454
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[4]	14,320,000	14,857,730
Discover Bank/Greenwood DE (BKNT)
8.70%	11/18/19		15,510,000	19,339,574
First Chicago NBD Institutional Capital I
1.10%	02/01/27	[2]	5,355,000	4,167,661
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,4]	5,823,000	4,178,003
HBOS Plc, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	29,473,000	27,401,048
HSBC Bank Plc (United Kingdom)
1.37%	01/17/14	[2,3,4]	29,100,000	29,082,742
3.10%	05/24/16	[3,4]	28,270,000	28,830,567
HSBC Holdings PLC (United Kingdom)
4.88%	01/14/22	[4]	5,000,000	5,320,248
HSBC Holdings Plc (United Kingdom)
5.10%	04/05/21	[4]	23,395,000	25,398,021
JPMorgan Chase & Co.
4.25%	10/15/20		9,525,000	9,726,884
4.62%	05/10/21		51,300,000	53,607,020
6.30%	04/23/19		170,000	196,865
JPMorgan Chase & Co., Series C (MTN)
0.00%	07/23/13	[2]	2,500,000	2,483,250
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		5,040,000	5,579,890
6.00%	07/05/17		1,588,000	1,801,573
6.00%	10/01/17		43,807,000	50,183,897
Lloyds TSB Bank Plc (United Kingdom)
6.38%	01/21/21	[4]	52,464,000	56,537,305
M&T Capital Trust III
9.25%	02/01/27		10,200,000	10,312,843
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[3,4]	20,425,000	21,483,852
National Australia Bank/New York (MTN) (Australia)
2.75%	03/09/17	[4]	69,825,000	69,449,459

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
National Capital Trust II
5.49%	12/29/49	[2,3]	$2,717,000	$2,607,902
Royal Bank of Scotland Plc (United Kingdom)
3.95%	09/21/15	[4]	10,970,000	11,107,261
Royal Bank of Scotland Plc (United Kingdom)
3.25%	01/11/14	[4]	32,400,000	32,873,040
Royal Bank of Scotland Plc, Series 1 (United Kingdom)
2.91%	08/23/13	[2,4]	10,830,000	10,832,404
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[3,4]	23,240,000	24,709,651
Wachovia Corp.
0.89%	10/28/15	[2]	13,165,000	12,550,036
Wachovia Corp. (MTN)
5.50%	05/01/13		35,000	36,768
Westpac Banking Corp. (Australia)
1.20%	03/31/14	[2,3,4]	32,750,000	32,728,713
4.88%	11/19/19	[4]	225,000	244,386

				1,035,909,305

Communications — 1.10%
AT&T, Inc. (PIK)
5.55%	08/15/41		3,445,000	3,845,426
CCH II LLC/CCH II Capital Corp.
13.50%	11/30/16		7,520,000	8,460,000
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		9,225,000	9,824,625
7.25%	10/30/17		4,432,000	4,742,240
7.88%	04/30/18		5,000,000	5,425,000
Comcast Cable Communications Holdings, Inc.
9.46%	11/15/22		250,000	363,095
CSC Holdings LLC
8.50%	04/15/14		44,740,000	49,996,950
Frontier Communications Corp.
8.25%	05/01/14		2,239,000	2,443,309
Intelsat Jackson Holdings SA (PIK) (Luxembourg)
9.50%	06/15/16	[4]	36,753,000	38,498,767
iPCS, Inc.
2.67%	05/01/13	[2]	6,255,000	6,036,075
Nextel Communications, Inc., Series C
5.95%	03/15/14		37,620,000	37,690,537
Nextel Communications, Inc., Series E
6.88%	10/31/13		25,361,000	25,487,805
Qwest Communications International, Inc.
8.00%	10/01/15		10,953,000	11,692,327
Telecom Italia Capital SA (Luxembourg)
7.72%	06/04/38	[4]	125,000	122,500

See accompanying notes to Schedule of Portfolio Investments.

53 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc.
1.95%	03/28/14		$9,646,000	$9,887,452
				214,516,108
Consumer Discretionary — 0.24%
American Airlines, Series 2011-1, Class A Pass-Through Trust
5.25%	01/31/21		4,781,273	4,954,833
Tenet Healthcare Corp.
8.88%	07/01/19		37,745,000	42,281,949

				47,236,782

Electric — 2.07%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	78,472,000	85,730,660
Cedar Brakes I LLC
8.50%	02/15/14	[3]	2,488,364	2,628,707
Cedar Brakes II LLC
9.88%	09/01/13	[3]	2,732,358	2,842,462
Cleco Power LLC
6.65%	06/15/18		17,795,000	20,734,022
Coso Geothermal Power Holdings
7.00%	07/15/26	[3]	26,372,923	16,201,625
Dynegy Roseton/Danskammer Pass-Through Trust, Series B
7.67%	11/08/16	[6,7]	54,205,000	33,471,587
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18		17,500,000	20,136,357
FirstEnergy Corp., Series C
7.38%	11/15/31		120,000	147,216
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	252,552	247,641
FPL Energy Wind Funding LLC
6.88%	06/27/17	[3]	1,173,000	944,265
GenOn REMA LLC, Series B
9.24%	07/02/17		16,392,565	16,146,676
GenOn REMA LLC, Series C
9.68%	07/02/26		1,325,000	1,252,125
Kansas City Power & Light Co.
6.38%	03/01/18		4,290,000	5,120,462
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		27,754,000	28,474,022
Mirant Mid Atlantic Pass-Through Trust, Series A
8.62%	06/30/12		2,992,594	2,992,594
Mirant Mid Atlantic Pass-Through Trust, Series B
9.12%	06/30/17		25,398,437	25,969,901

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		$8,836,850	$9,101,956
Nevada Power Co.
5.45%	05/15/41		600,000	685,150
NextEra Energy Capital Holdings, Inc.
4.50%	06/01/21		500,000	531,978
5.35%	06/15/13		955,000	999,847
Nisource Finance Corp.
6.12%	03/01/22		400,000	464,799
NRG Energy, Inc.
7.38%	01/15/17		18,653,000	19,445,753
7.62%	01/15/18		28,385,000	28,597,887
NRG Energy, Inc. (WI)
7.62%	05/15/19		4,595,000	4,445,663
PNM Resources, Inc.
9.25%	05/15/15		4,280,000	4,959,450
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,815,275
Public Service Co. of New Mexico
5.35%	10/01/21		5,320,000	5,638,637
7.95%	05/15/18		41,137,000	50,187,140
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		1,317,000	1,407,033
Virginia Electric and Power Co.
5.10%	11/30/12		9,295,000	9,574,733

				404,895,623

Energy — 1.73%
Arch Coal, Inc.
7.00%	06/15/19	[3]	36,114,000	33,676,305
El Paso Pipeline Partners
4.10%	11/15/15		46,175,000	48,042,178
5.00%	10/01/21		9,825,000	10,214,168
Panhandle Eastern Pipeline Co. LP
6.20%	11/01/17		2,250,000	2,567,795
8.12%	06/01/19		2,292,000	2,796,554
Petrobras International Finance Co. - Pifco (Cayman Islands)
6.88%	01/20/40	[4]	150,000	177,731
Sabine Pass LNG LP
7.25%	11/30/13		60,519,000	64,150,140
7.50%	11/30/16		32,763,000	35,138,317
7.50%	11/30/16	[3]	19,273,000	19,899,373
Southern Union Co.
3.56%	11/01/66	[2]	75,433,000	66,381,040
Tennessee Gas Pipeline Co.
8.00%	02/01/16		25,955,000	30,258,547

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 54

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Valero Energy Corp.
7.50%	04/15/32		$3,720,000	$4,353,442
Williams Cos., Inc.
7.88%	09/01/21		13,196,000	16,473,649
8.75%	03/15/32		2,589,000	3,442,220

				337,571,459

Finance — 7.00%
Alta Wind Holdings LLC
7.00%	06/30/35	[3]	17,072,423	18,504,404
Astoria Depositor Corp.
8.14%	05/01/21	[3]	14,575,000	12,388,750
Bear Stearns Cos. LLC
4.65%	07/02/18		4,330,000	4,631,414
7.25%	02/01/18		20,595,000	24,864,241
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	15,325,000	15,625,475
Chase Capital II, Series B
1.05%	02/01/27	[2]	31,185,000	23,904,176
CIT Group, Inc.
5.25%	04/01/14	[3]	34,392,000	35,144,325
6.62%	04/01/18	[3]	17,150,000	18,522,000
7.00%	05/04/15	[3]	10,738,000	10,764,308
7.00%	05/02/16	[3]	1,255,000	1,259,706
7.00%	05/02/17	[3]	4,230,000	4,245,863
Citigroup Capital III
7.62%	12/01/36		7,438,000	7,609,996
Citigroup Funding, Inc., Series 2
0.88%	04/30/12	[2]	30,870,000	30,888,275
Citigroup, Inc.
0.81%	11/05/14	[2]	14,309,000	13,723,934
1.04%	08/25/36	[2]	24,399,000	16,253,782
2.20%	05/15/18	[2]	2,560,000	2,436,063
4.50%	01/14/22		3,525,000	3,545,755
4.59%	12/15/15		4,650,000	4,901,077
5.30%	10/17/12		50,000	51,000
5.30%	01/07/16		20,019,000	21,563,269
5.50%	08/27/12		100,000	101,815
5.85%	08/02/16		5,095,000	5,546,560
5.88%	01/30/42		6,200,000	6,442,886
6.00%	08/15/17		37,838,000	42,118,613
6.12%	11/21/17		55,000	61,463
6.12%	05/15/18		2,850,000	3,198,928
6.38%	08/12/14		3,950,000	4,288,749
8.12%	07/15/39		55,088,000	71,476,316
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,060,000
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		1,830,000	1,846,968

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Discover Financial Services
10.25%	07/15/19		$4,515,000	$5,998,494
General Electric Capital Corp.
4.62%	01/07/21		20,325,000	21,730,474
5.62%	05/01/18		185,000	214,351
General Electric Capital Corp. (MTN)
0.61%	06/20/14	[2]	1,250,000	1,232,649
0.80%	08/07/18	[2]	22,453,000	20,728,553
0.91%	05/05/26	[2]	62,410,000	51,042,455
4.38%	09/16/20		30,655,000	32,610,789
5.38%	10/20/16		3,700,000	4,241,813
5.88%	01/14/38		8,395,000	9,259,962
General Electric Capital Corp., Series A (MTN)
6.75%	03/15/32		35,540,000	42,585,734
General Electric Capital Corp., Series E (MTN)
0.62%	03/20/14	[2]	30,100,000	29,482,589
General Electric Capital Corp., Series G (MTN)
6.15%	08/07/37		19,383,000	22,002,533
6.88%	01/10/39		40,750,000	50,494,914
Goldman Sachs Group, Inc.
0.92%	03/22/16	[2]	6,255,000	5,714,975
1.53%	02/07/14	[2]	1,624,000	1,595,509
3.62%	02/07/16		34,030,000	34,051,153
5.25%	07/27/21		17,775,000	17,624,362
5.75%	10/01/16		3,550,000	3,847,836
5.95%	01/18/18		100,000	107,854
6.00%	06/15/20		9,510,000	10,029,893
6.15%	04/01/18		31,176,000	33,669,644
6.25%	02/01/41		14,730,000	14,674,321
6.75%	10/01/37		500,000	493,410
7.50%	02/15/19		39,976,000	45,459,276
International Lease Finance Corp.
6.50%	09/01/14	[3]	32,080,000	33,844,400
6.75%	09/01/16	[3]	41,450,000	44,740,301
7.12%	09/01/18	[3]	3,955,000	4,330,725
JPMorgan Chase & Co.
4.35%	08/15/21		22,540,000	23,132,509
JPMorgan Chase Capital XIII, Series M
1.42%	09/30/34	[2]	5,543,000	4,215,873
JPMorgan Chase Capital XXI, Series U
1.49%	02/02/37	[2]	27,410,000	20,009,300
JPMorgan Chase Capital XXIII
1.50%	05/15/47	[2]	48,189,000	34,937,025
JPMorgan Chase Capital XXVII, Series AA
7.00%	11/01/39		5,225,000	5,321,663

See accompanying notes to Schedule of Portfolio Investments.

55 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Macquarie Bank Ltd. (Australia)
6.62%	04/07/21	[3,4]	$800,000	$804,406
MBNA Capital, Series A
8.28%	12/01/26		7,744,000	7,850,480
MBNA Corp.
6.12%	03/01/13		7,355,000	7,613,249
Merrill Lynch & Co., Inc. (MTN)
6.05%	08/15/12		125,000	127,183
8.68%	05/02/17	[2]	5,725,000	6,197,313
8.95%	05/18/17	[2]	5,800,000	6,322,000
9.57%	06/06/17	[2]	11,819,000	13,148,637
Morgan Stanley
0.82%	06/20/12	[2]	47,575,000	47,631,519
1.05%	10/15/15	[2]	1,615,000	1,454,351
3.80%	04/29/16		9,140,000	8,911,887
4.20%	11/20/14		8,585,000	8,658,445
5.50%	07/24/20		35,700,000	35,586,702
5.75%	01/25/21		6,700,000	6,589,155
6.00%	05/13/14		24,975,000	26,129,961
6.60%	04/01/12		715,000	715,000
7.30%	05/13/19		205,000	220,920
Morgan Stanley (MTN)
1.01%	10/18/16	[2]	15,310,000	13,148,701
5.62%	09/23/19		600,000	594,836
5.75%	10/18/16		6,800,000	7,101,920
5.95%	12/28/17		125,000	128,854
6.25%	08/28/17		8,000,000	8,413,746
6.62%	04/01/18		7,930,000	8,360,710
Morgan Stanley, Series G (MTN)
0.88%	01/09/14	[2]	2,970,000	2,825,667
5.45%	01/09/17		100,000	102,795
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	35,250,000	38,646,690
Prudential Financial, Inc. (MTN)
5.62%	05/12/41		450,000	470,312
Prudential Holdings LLC
8.70%	12/18/23	[3]	22,375,000	27,784,208
Raymond James Financial, Inc.
8.60%	08/15/19		8,453,000	10,282,626
Reckson Operating Partnership LP
5.00%	08/15/18		5,250,000	5,350,211
Woodbourne Capital Trust I
2.74%	04/08/49	[2,3,5]	900,000	360,000
Woodbourne Capital Trust II
2.74%	04/08/49	[2,3,5]	925,000	370,000
Woodbourne Capital Trust III
2.76%	04/08/49	[2,3,5]	1,525,000	610,000
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	6,475,000	6,475,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
ZFS Finance USA Trust IV
5.88%	05/09/32	[2,3]	$21,972,000	$21,944,535

				1,369,327,469

Food — 0.00%
Ralcorp Holdings, Inc.
4.95%	08/15/20		150,000	150,668

Gaming — 0.03%
Caesars Operating Escrow LLC/Caesars Escrow Corp.
8.50%	02/15/20	[3]	5,680,000	5,765,200

Health Care — 0.68%
CHS Community Health Systems, Inc.
8.00%	11/15/19	[3]	14,425,000	14,965,937
CHS/Community Health Systems, Inc.
8.88%	07/15/15		13,041,000	13,481,134
HCA, Inc.
6.50%	02/15/20		9,550,000	10,087,187
7.25%	09/15/20		27,740,000	30,340,625
HCA, Inc. (WI)
7.88%	02/15/20		35,101,000	38,742,729
8.50%	04/15/19		23,235,000	25,761,806
WellPoint, Inc.
5.88%	06/15/17		125,000	146,120

				133,525,538

Industrials — 0.10%
General Electric Co.
5.25%	12/06/17		17,163,000	19,873,124

Insurance — 0.69%
Farmers Exchange Capital
7.05%	07/15/28	[3]	19,151,000	21,011,274
7.20%	07/15/48	[3]	18,265,000	18,721,226
Farmers Insurance Exchange
8.62%	05/01/24	[3]	18,595,000	23,495,545
MetLife Capital Trust X
9.25%	04/08/38	[3]	11,500,000	13,915,000
MetLife, Inc.
2.38%	02/06/14		10,775,000	11,047,597
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	12,949,000	11,840,242
6.60%	04/15/34	[3]	19,518,000	19,072,169
Pricoa Global Funding I
5.45%	06/11/14	[3]	15,130,000	16,341,096

				135,444,149

Materials — 0.00%
ArcelorMittal (Luxembourg)
5.25%	08/05/20	[4]	140,000	137,280

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 56

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
Southern Copper Corp.
6.38%	07/27/15		$100,000	$112,449

				249,729

Real Estate Investment Trust (REIT) — 1.85%
Boston Properties LP
6.25%	01/15/13		26,000	26,886
BRE Properties, Inc.
5.50%	03/15/17		100,000	110,507
Camden Property Trust
4.62%	06/15/21		600,000	617,836
Duke Realty LP
5.40%	08/15/14		1,400,000	1,493,061
6.25%	05/15/13		75,000	78,685
ERP Operating LP
5.75%	06/15/17		100,000	114,189
HCP, Inc.
3.75%	02/01/19		7,450,000	7,435,848
5.38%	02/01/21		15,225,000	16,419,328
5.62%	05/01/17		218,000	239,762
6.00%	01/30/17		16,320,000	18,155,608
6.45%	06/25/12		11,800,000	11,938,367
6.75%	02/01/41		150,000	174,187
7.07%	06/08/15		125,000	140,025
HCP, Inc. (MTN)
6.30%	09/15/16		27,719,000	31,135,533
6.70%	01/30/18		36,430,000	42,090,880
Health Care REIT, Inc.
4.12%	04/01/19		15,500,000	15,443,237
4.70%	09/15/17		31,473,000	33,064,527
4.95%	01/15/21		5,975,000	6,143,913
5.25%	01/15/22		26,805,000	28,096,494
6.12%	04/15/20		4,385,000	4,847,350
6.50%	03/15/41		15,165,000	15,856,364
Healthcare Realty Trust, Inc.
5.75%	01/15/21		21,375,000	21,960,845
6.50%	01/17/17		220,000	241,110
Highwoods Realty LP
7.50%	04/15/18		6,810,000	7,821,503
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13		100,000	103,805
Post Apartment Homes LP
4.75%	10/15/17		21,885,000	23,309,517
PPF Funding, Inc.
5.50%	01/15/14	[3]	195,000	199,188
Shurgard Storage Centers LLC
5.88%	03/15/13		624,000	645,904
Simon Property Group LP
6.12%	05/30/18		1,290,000	1,520,781

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
UDR, Inc.
6.05%	06/01/13		$3,608,000	$3,772,121
UDR, Inc. (MTN)
4.25%	06/01/18		5,500,000	5,738,104
5.25%	01/15/15		200,000	214,783
UDR, Inc. (MTN) E
5.13%	01/15/14		7,075,000	7,392,699
Ventas Realty LP/Ventas Capital Corp.
4.75%	06/01/21		10,925,000	11,015,754
WEA Finance LLC
7.12%	04/15/18	[3]	38,063,000	44,900,257
Weingarten Realty Investors (MTN)
4.99%	09/03/13		18,000	18,484

				362,477,442

Services — 0.01%
Mobile Mini, Inc.
6.88%	05/01/15		750,000	761,250

Transportation — 0.92%
American Airlines Pass-Through Trust, Series 2011-2, Class A
8.62%	10/15/21		35,575,000	37,531,625
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		2,647,727	2,842,997
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		11,001,405	12,005,284
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		4,545,144	4,962,729
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,408,977	2,463,179
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		7,577,071	8,495,790
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		31,745,536	33,610,586
Delta Air Lines Pass-Through Trust, Series 2002, Class G2
6.42%	07/02/12		9,370,000	9,510,550
Delta Air Lines Pass-Through Trust, Series 2011, Class A
5.30%	04/15/19		10,850,000	11,501,000
Delta Air Lines, Inc.
9.50%	09/15/14	[3]	3,149,000	3,345,813
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		3,006,055	3,353,630

See accompanying notes to Schedule of Portfolio Investments.

57 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		$17,908,307	$20,549,783
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		22,136,657	23,022,123
US Airways Pass-Through Trust, Series 2011-1, Class A
7.12%	10/22/23		5,850,000	6,168,094

				179,363,183

Total Corporates (Cost $4,032,299,630)				4,247,067,029

BANK LOANS — 0.68%*
Automotive — 0.25%
Chrysler Group LLC, Term Loan 1
6.00%	05/24/17	[2,8]	48,008,145	48,852,033

Communications — 0.09%
Cengage Learning Acquisitions, Inc., Term Loan B
2.49%	07/03/14	[2,8]	1,910,000	1,767,432
Intelsat Jackson Holdings, Term Loan B
5.25%	04/02/18	[2,8]	15,880,000	15,982,092

				17,749,524

Electric — 0.01%
Texas Competitive Electric Holdings Co. LLC Term Loan EXT 1L
4.74%	10/10/17	[2,8]	3,270,833	1,826,558

Finance — 0.00%
Kelson Holdings LLC 2nd Lien (PIK)
6.74%	03/08/14	[2,8]	28,380	27,777

Gaming — 0.21%
Caesars Entertainment Operating Co., Inc., B6 Term Loan
5.49%	01/28/18	[2,8]	44,729,758	40,466,475

Health Care — 0.10%
HCA, Inc., Term Loan B3
3.49%	05/01/18	[2,8]	20,950,678	20,567,742

Transportation — 0.02%
Delta Air Lines, Inc., Term Loan B
5.50%	04/20/17	[2,8]	3,473,750	3,469,408

Total Bank Loans (Cost $130,580,078)				132,959,517

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 55.29%**
Commercial Mortgage-Backed — 6.78%
Banc of America Large Loan, Inc., Series 2010-UB4, Class A4A
5.01%	12/20/41	[2,3]	$14,510,000	$15,412,515
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-2, Class A3
5.12%	07/11/43		75,324	75,388
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-PB2, Class A4
6.19%	06/11/35		214,520	214,888
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[2]	855,000	936,047
Banc of America Re-Remic Trust, Series 2011-STRP, Class A7
1.90%	02/17/42	[3]	9,580,733	9,590,328
Banc of America Re-Remic Trust, Series 2011-STRP, Class A9
1.32%	07/17/39	[3]	8,300,000	8,291,833
Bayview Commercial Asset Trust, Series 2007-4A, Class A1
0.69%	09/25/37	[2,3]	17,514,438	8,844,823
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[2]	15,524,838	15,632,837
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4
5.19%	05/11/39	[2]	39,926,000	41,717,999
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4
4.68%	08/13/39	[2]	6,225,000	6,470,607
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR5, Class A5
4.98%	07/11/42	[2]	55,510,000	59,822,333
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.15%	10/12/42	[2]	80,095,000	89,149,395
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4
5.54%	09/11/41		3,165,000	3,599,703
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A4
5.54%	04/12/38	[2]	20,335,000	22,978,926
Citigroup Commercial Mortgage Trust 2006-C4 A3
5.73%	03/15/49	[2]	695,000	792,190
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A4
4.62%	10/15/41		15,190,000	15,510,310
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.70%	12/10/49	[2]	28,486,000	32,670,949

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 58

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4
5.89%	11/15/44	[2]	$1,943,000	$2,243,337
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4
6.98%	01/17/32	[2]	28,159,986	28,915,417
Commercial Mortgage Pass-Through Certificates, Series 2005-LP5, Class A4
4.98%	05/10/43	[2]	19,501,000	21,450,125
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4
5.81%	12/10/49	[2]	16,515,000	19,061,076
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3
6.13%	04/15/37		314,294	315,417
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2
5.18%	11/15/36		2,070,406	2,087,971
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3, Class A3
5.60%	07/15/35		4,905,360	4,909,318
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4
4.80%	03/15/36		16,200,000	16,572,778
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40	[2]	1,470,000	1,626,793
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A3
5.42%	02/15/39	[2]	245,788	254,354
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3
5.31%	12/15/39		27,537,500	30,478,822
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	07/12/44	[3]	29,480,000	32,798,505
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		40,500,000	43,484,141
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3
5.35%	08/11/36		3,236,574	3,257,397
GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class X
0.89%	05/15/35	[2,3,5]	22,155,410	606,604
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4
4.95%	01/11/35		25,943,903	26,270,529
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	65,183,999	69,573,457

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.88%	07/10/38	[2]	$55,314,554	$62,939,610
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.44%	03/10/39		74,935,000	82,777,622
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	97,585,000	102,142,756
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-LDP9, Class A3
5.34%	05/15/47		7,265,000	7,970,029
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2
5.05%	12/12/34		1,955,854	1,986,001
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class A2
5.16%	10/12/37		3,326,440	3,364,574
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2
4.77%	03/12/39		8,705,000	8,906,756
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		2,920,000	3,209,826
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.20%	12/15/44	[2]	4,380,000	4,890,476
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4
5.87%	04/15/45	[2]	33,110,000	37,832,910
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4
5.44%	06/12/47		3,065,000	3,423,982
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	550,000	614,313
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3
5.17%	12/12/49	[2]	32,840,000	36,392,007
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class ASB
5.13%	12/12/49	[2]	23,443,992	24,864,557
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	07/15/49		16,551,000	17,539,542
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		41,015,000	45,151,855
Morgan Stanley Capital I, Series 2006-HQ9, Class A4
5.73%	07/12/44	[2]	405,000	461,323

See accompanying notes to Schedule of Portfolio Investments.

59 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I, Series 2006-T21, Class A4
5.16%	10/12/52	[2]	$35,975,000	$39,977,093
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.81%	08/12/41	[2]	18,095,000	21,121,204
Morgan Stanley Capital I, Series 2007-IQ16, Class A4
5.81%	12/12/49		39,257,500	45,186,992
Morgan Stanley Capital I, Series 2011-C3, Class A4
4.12%	07/15/49		13,563,000	14,724,473
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1
3.67%	02/11/36		3,343,716	3,373,792
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A3
4.86%	03/18/36		109,502	109,425
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	20,716,613	18,593,160
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3
5.66%	08/15/39	[2]	3,115,000	3,366,592
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A4
4.85%	10/15/41	[2]	4,320,113	4,679,726
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	12,625,000	14,002,880
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.20%	10/15/44	[2]	24,015,000	26,501,868
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		51,770,000	54,160,713

				1,325,883,169

Non-Agency Mortgage-Backed — 18.50%
Aames Mortgage Trust, Series 2002-1, Class A3 (STEP)
6.90%	06/25/32		69,156	61,073
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.46%	02/25/37	[2]	46,125,000	20,240,849
ACE Securities Corp., Series 2006-HE3, Class A2C
0.39%	06/25/36	[2]	5,279,666	2,000,241
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
0.78%	01/25/36	[2]	625,909	387,051

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust, Series 2006-2, Class 1A4
5.41%	05/25/36	[2]	$3,250,000	$2,284,816
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A1
0.39%	03/25/37	[2]	12,224,889	5,115,211
American Home Mortgage Assets, Series 2007-1, Class A1
0.86%	02/25/47	[2]	89,448,627	39,502,723
American Home Mortgage Assets, Series 2007-4, Class A2
0.43%	08/25/37	[2]	21,541,857	16,250,272
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1
0.44%	03/25/46	[2]	3,408,613	2,034,122
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3
2.49%	12/25/35	[2]	271,313	182,169
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C
0.43%	05/25/47	[2]	26,634,766	13,933,541
Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class A2C
0.47%	01/25/36	[2]	5,306,135	5,201,747
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		140,111	145,344
Argent Securities, Inc., Series 2005-W4, Class A2C
0.54%	02/25/36	[2]	6,237,439	6,092,409
Argent Securities, Inc., Series 2005-W5, Class A2D
0.56%	01/25/36	[2]	28,478,000	11,116,236
Asset Backed Funding Certificates, Series 2006-HE1, Class A2C
0.40%	01/25/37	[2]	6,155,000	1,957,533
Asset Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.24%	06/25/37	[2]	42,477,000	17,576,396
Asset Backed Securities Corp. Home Equity, Series 2006-HE6, Class A5
0.47%	11/25/36	[2]	18,411,000	7,174,205
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		87,311	91,200
Banc of America Funding Corp., Series 2005-B, Class 3A1B
0.55%	04/20/35	[2]	13,019,525	9,885,452
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.41%	07/20/36	[2]	69,975,008	66,857,670

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 60

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series 2007-8, Class 2A1
7.00%	10/25/37		$23,138,858	$15,036,895
Banc of America Funding Corp., Series 2010-R4, Class 3A3
1.36%	09/26/46	[2,3]	19,909,147	6,980,555
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
2.75%	07/25/34	[2]	266,497	242,127
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
2.94%	04/25/35	[2]	2,473,717	2,039,422
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 2A6
2.84%	06/25/35	[2]	77,148	69,602
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		2,650,949	2,350,058
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,5]	18,289	1,372
Bayview Financial Acquisition Trust, Series 2005-D, Class AF3
5.50%	12/28/35	[2]	1,018,398	959,681
BCAP LLC Trust, Series 2011-RR3, Class 1A5
4.53%	05/27/37	[2,3]	24,086,758	23,330,554
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		895,196	628,869
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.88%	06/27/36	[2,3]	12,451,582	11,596,101
BCAP LLC Trust, Series 2011-RR2, Class 3A6
2.99%	11/21/35	[2,3]	23,609,902	20,696,558
BCAP LLC Trust, Series 2011-RR3, Class 5A3
4.49%	11/27/37	[2,3]	16,180,979	14,261,445
BCAP LLC Trust, Series 2011-RR4, Class 1A3
3.03%	03/26/36	[2,3]	23,737,670	22,164,930
BCAP LLC Trust, Series 2011-RR5, Class 1A3
2.75%	03/26/37	[2,3]	2,072,697	1,865,428
BCAP LLC Trust, Series 2011-RR5, Class 2A3
4.71%	06/26/37	[2,3]	11,029,201	10,264,551
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-4, Class 3A1
4.99%	07/25/33	[2]	122,969	123,918

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 14A1
5.25%	01/25/35	[2]	$16,622,794	$16,107,620
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A1
2.65%	10/25/36	[2]	2,221,235	1,459,764
Bear Stearns Alt-A Trust, Series 2005-4, Class 21A1
2.85%	05/25/35	[2]	27,032,647	17,548,556
Bear Stearns Alt-A Trust, Series 2006-3, Class 1A1
0.43%	05/25/36	[2]	4,498,057	2,178,774
Bear Stearns Alt-A Trust, Series 2006-3, Class 23A1
2.97%	05/25/36	[2]	4,912,502	2,243,520
Bear Stearns Alt-A Trust, Series 2006-3, Class 32A1
3.06%	05/25/36	[2]	25,707,642	12,533,069
Bear Stearns Alt-A Trust, Series 2006-4, Class 32A1
2.86%	07/25/36	[2]	6,426,237	2,738,135
Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		51,227	49,549
Bear Stearns Asset Backed Securities Trust, Series 2005-TC2, Class A3
0.61%	08/25/35	[2]	18,828,000	18,021,075
Bear Stearns Asset Backed Securities Trust, Series 2006-HE10, Class 1A2
0.44%	12/25/36	[2]	23,770,000	15,869,993
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
0.42%	10/25/36	[2]	4,026,454	2,132,066
Bear Stearns Mortgage Funding Trust, Series 2007-AR3, Class 1A1
0.38%	03/25/37	[2]	32,632,639	19,448,740
BHN I Mortgage Fund, Series 1997-2, Class A1 (Argentina)
1.52%	05/31/17	2,3,4,5,6,7,†	13,760	138
BHN I Mortgage Fund, Series 1997-2, Class A2 (Argentina)
7.54%	05/31/17	3,4,5,6,7,†	2,500	25
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,5,†	6,000	60
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.80%	12/15/30	[2]	35,422,429	36,832,490
Carrington Mortgage Loan Trust, Series 2006-NC2, Class A4
0.48%	06/25/36	[2]	11,445,000	3,704,764

See accompanying notes to Schedule of Portfolio Investments.

61 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A3
0.50%	02/25/37	[2]	$20,000,000	$7,634,070
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.52%	01/25/35	[2,3]	2,193,870	1,516,408
Centex Home Equity, Series 2006-A, Class AV3
0.40%	06/25/36	[2]	10,561,361	9,804,582
Centex Home Equity, Series 2006-A, Class AV4
0.49%	06/25/36	[2]	125,000	72,104
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A3
2.80%	12/25/35	[2]	1,710,000	1,419,045
Chase Mortgage Finance Corp., Series 2006-A1, Class 1A2
2.76%	09/25/36	[2]	2,452,448	1,770,323
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.76%	07/25/37	[2]	13,305,930	12,701,564
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		15,386,447	14,688,562
Chaseflex Trust, Series 2006-2, Class A2B
0.44%	09/25/36	[2]	3,721,822	2,412,500
Chaseflex Trust, Series 2007-M1, Class 1A2
0.47%	08/25/37	[2]	18,226,687	8,837,118
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		703,000	680,770
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.05%	03/25/37		650,000	444,026
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
4.70%	05/25/34	[2,3]	17,952,484	18,598,774
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
2.66%	10/25/35	[2]	18,373,108	9,964,343
Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B
0.40%	09/25/36	[2]	397,685	140,880
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2D
0.49%	08/25/36	[2]	33,850,000	12,083,671
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.44%	01/25/37	[2]	28,000	13,236
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[2]	39,857,000	29,581,865

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		$3,525	$4,098
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		10,561,554	11,195,743
Conseco Finance, Series 2001-C, Class A5 (STEP)
7.29%	08/15/33		2,716,472	2,717,276
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	89,384	90,156
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	484,936	371,318
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	19,007,000	20,678,903
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	173,204	181,727
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	9,097,735	9,858,867
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		12,099,959	12,969,905
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	9,150,000	8,369,545
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		33,944	35,214
Countrywide Alternative Loan Trust, Series 2005-27, Class 1A2
1.56%	08/25/35	[2]	15,552	9,039
Countrywide Alternative Loan Trust, Series 2005-27, Class 2A1
1.51%	08/25/35	[2]	8,578,385	4,997,694
Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A
0.55%	08/25/35	[2]	281,220	136,252
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A1
5.30%	10/25/35	[2]	344,997	264,018
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1
0.57%	11/20/35	[2]	16,988,340	9,777,019
Countrywide Alternative Loan Trust, Series 2005-61, Class 2A1
0.52%	12/25/35	[2]	280,484	188,877
Countrywide Alternative Loan Trust, Series 2006-0A21, Class A3
0.52%	03/20/47	[2]	2,170,045	85,716

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 62

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2006-20CB, Class A7 (IO)
5.26%	07/25/36	[2,3,5]	$20,687,001	$3,577,736
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
0.74%	06/25/36	[2]	3,229,374	1,651,233
Countrywide Alternative Loan Trust, Series 2006-46, Class A4
6.00%	02/25/47		5,909,589	3,604,362
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
2.93%	02/25/37	[2]	5,433,510	3,555,067
Countrywide Alternative Loan Trust, Series 2006-OA10, Class 1A1
1.12%	08/25/46	[2]	12,916,938	6,942,835
Countrywide Alternative Loan Trust, Series 2006-OA14, Class 3A1
1.01%	11/25/46	[2]	832,385	384,167
Countrywide Alternative Loan Trust, Series 2006-OA18, Class A1
0.36%	12/25/46	[2]	35,687,423	22,296,681
Countrywide Alternative Loan Trust, Series 2006-OA22, Class A1
0.40%	02/25/47	[2]	1,085,910	676,834
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
0.41%	06/25/36	[2]	3,627,752	1,982,331
Countrywide Alternative Loan Trust, Series 2007-16CB, Class 3A1
6.75%	08/25/37		14,328,264	7,644,244
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16
6.50%	09/25/37		47,312,617	33,087,606
Countrywide Alternative Loan Trust, Series 2007-5CB, Class 1A14 (IO)
5.11%	04/25/37	[2,3,5]	39,939,968	6,190,276
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
0.44%	03/25/37	[2]	1,569,107	580,359
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
5.21%	02/25/36	[2]	7,000,000	4,090,087
Countrywide Asset-Backed Certificates, Series 2005-12, Class 2A5
5.24%	02/25/36	[2]	11,606,594	11,185,240
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
5.49%	04/25/36	[2]	50,000	27,715
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3
0.59%	04/25/36	[2]	12,402,960	7,521,601

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates, Series 2005-2, Class M2
0.68%	08/25/35	[2]	$14,000,000	$11,639,060
Countrywide Asset-Backed Certificates, Series 2005-4, Class MV1
0.70%	10/25/35	[2]	260,331	252,593
Countrywide Asset-Backed Certificates, Series 2007-10, Class 2A2
0.36%	06/25/47	[2]	29,076,000	26,546,935
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
1.04%	10/25/47	[2]	15,234,613	10,066,455
Countrywide Asset-Backed Certificates, Series 2007-4, Class A1A
0.36%	09/25/37	[2]	4,476,753	4,374,459
Countrywide Asset-Backed Certificates, Series 2007-5, Class 2A2
0.41%	09/25/47	[2]	127,000	112,357
Countrywide Asset-Backed Certificates, Series 2007-9, Class 2A1
0.30%	06/25/47	[2]	7,301	7,263
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.16%	06/19/31	[2]	50,323	47,046
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		568,996	584,268
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
5.01%	08/25/34	[2]	6,457,401	6,493,769
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
2.61%	06/20/34	[2]	180,668	171,179
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.81%	11/20/34	[2]	5,144,500	5,231,663
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 2A1
0.53%	03/25/35	[2]	278,968	147,526
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
3.26%	04/25/35	[2]	2,396,668	1,383,689
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.54%	05/25/35	[2]	8,164,228	5,595,819

See accompanying notes to Schedule of Portfolio Investments.

63 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB5, Class 4A1
4.92%	09/20/35	[2]	$8,554,095	$6,894,216
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-20, Class 1A17
5.75%	02/25/37		4,946,092	4,226,895
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 1A1
0.48%	03/25/36	[2]	2,698,749	1,686,273
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY3, Class 2A1
5.10%	06/25/47	[2]	33,205,119	23,701,373
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
5.55%	09/25/47	[2]	3,531,757	2,360,575
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
3.46%	03/25/37	[2]	2,910,422	1,412,012
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class A (STEP)
5.60%	09/25/31		69,360	70,551
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1
2.64%	02/25/33	[2]	75,529	72,331
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.57%	08/25/33	[2]	57,469	52,963
Credit Suisse Mortgage Capital Certificates, Series 2006-6, Class 2A1
0.84%	07/25/36	[2]	204,812	64,536
Credit Suisse Mortgage Capital Certificates, Series 2007-2, Class 3A4
5.50%	03/25/37		9,145,239	8,324,138
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 1A11
7.00%	08/25/37		4,773,262	2,395,502
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
0.93%	03/25/33	[2]	9,278,957	8,484,311
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
4.65%	01/25/36		12,536,211	7,139,272

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.39%	07/25/36	[2]	$27,296,817	$15,622,757
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.35%	10/25/36	[2]	11,740,000	10,419,926
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
0.39%	11/25/36	[2]	10,197,485	3,633,332
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
5.51%	01/25/37		10,166,508	3,862,871
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
5.51%	01/25/37		19,008,465	7,370,663
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
5.62%	02/25/37		22,100,000	12,394,942
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
5.68%	02/25/37		28,405,000	16,514,266
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
5.68%	02/25/37		8,981,757	5,702,345
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
0.41%	04/25/37	[2]	35,610,000	14,861,317
CSAB Mortgage Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,391,261
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		39,835	37,351
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class A6
0.43%	02/25/37	[2]	2,534,579	1,355,260
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1, Class A2
0.42%	01/25/47	[2]	2,136,598	945,039
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR3, Class 2A2A
0.42%	06/25/37	[2]	19,115,330	12,773,475
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR3, Class 2A4
0.59%	06/25/37	[2]	18,958,319	4,111,474

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 64

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2, Class A1
0.93%	04/25/47	[2]	$11,787,680	$7,683,787
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
2.88%	02/25/36	[2]	3,115,119	1,820,449
Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.38%	04/19/48	[2]	22,004,886	14,219,018
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		70,040	64,423
Equity One ABS, Inc., Series 2002-4, Class M1
5.22%	02/25/33	[2]	17,496	14,478
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFH2, Class M1
0.72%	04/25/35	[2,3]	3,420,505	3,195,116
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF11, Class 2A3
0.39%	08/25/36	[2]	38,656,159	21,395,399
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2C
0.40%	12/25/37	[2]	64,848,000	27,072,263
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1, Class A2C
0.38%	01/25/38	[2]	118,700,000	51,979,264
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF2, Class A2D
0.46%	03/25/37	[2]	58,280,126	23,104,591
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1
2.55%	09/25/34	[2]	111,295	103,539
First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1
2.43%	10/25/34	[2]	6,084,291	5,047,698
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
2.31%	05/25/35	[2]	15,863,818	11,758,428
First Horizon Alternative Mortgage Securities, Series 2007-FA3, Class A6 (IO)
5.16%	06/25/37	[2,3,5]	8,051,345	1,398,376
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.63%	10/25/34	[2]	4,722,051	4,388,938
First Horizon Asset Securities, Inc., Series 2005-AR6, Class 2A1B
2.59%	01/25/36	[2]	26,480,721	18,475,548
First Horizon Asset Securities, Inc., Series 2007-AR3, Class 1A1
5.63%	11/25/37	[2]	1,026,117	692,593

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Fremont Home Loan Trust, Series 2005-C, Class M1
0.72%	07/25/35	[2]	$11,745,558	$10,739,413
Fremont Home Loan Trust, Series 2006-3, Class 2A4
0.48%	02/25/37	[2]	12,106,000	5,456,127
Fremont Home Loan Trust, Series 2006-A, Class 2A3
0.40%	05/25/36	[2]	19,356,491	7,991,347
Fremont Home Loan Trust, Series 2006-C, Class 2A2
0.39%	10/25/36	[2]	90,500,554	32,313,947
Fremont Home Loan Trust, Series 2006-E, Class 2A4
0.46%	01/25/37	[2]	9,500,000	3,863,465
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.68%	06/25/30	[2]	140,000	88,937
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
3.06%	06/25/34	[2]	17,496	15,684
GMAC Mortgage Corp. Loan Trust, Series 2005-AR1, Class 3A
3.23%	03/18/35	[2]	7,670,597	6,787,707
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	47,500,000	52,414,858
Greenpoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
0.48%	08/25/45	[2]	3,963,584	2,571,098
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A
0.32%	02/25/47	[2]	16,359,870	13,210,742
GSAA Trust, Series 2006-16, Class A1
0.30%	10/25/36	[2]	10,212,745	4,407,249
GSAA Trust, Series 2006-19, Class A1
0.33%	12/25/36	[2]	8,218,214	3,594,474
GSAA Trust, Series 2007-10, Class A2A
6.50%	11/25/37		3,450,980	2,305,134
GSAA Trust, Series 2007-4, Class A1
0.34%	03/25/37	[2]	5,754,768	2,510,866
GSAA Trust, Series 2007-6, Class A4
0.54%	05/25/47	[2]	26,404,911	16,358,608
GSAMP Trust, Series 2005-AHL2, Class A2D
0.59%	12/25/35	[2]	25,693,000	9,895,582
GSAMP Trust, Series 2006-FM1, Class A2C
0.40%	04/25/36	[2]	25,440,042	13,363,998
GSAMP Trust, Series 2007-FM2, Class A2B
0.33%	01/25/37	[2]	17,607,768	6,164,849
GSAMP Trust, Series 2007-NC1, Class A2B
0.34%	12/25/46	[2]	68,707,000	24,837,065

See accompanying notes to Schedule of Portfolio Investments.

65 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
2.70%	08/25/34	[2]	$19,814	$17,784
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
2.73%	05/25/47	[2]	9,339,886	6,656,509
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
2.76%	04/19/34	[2]	34,105	30,890
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.84%	07/19/35	[2]	1,176,606	855,757
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A
0.48%	03/19/36	[2]	6,359,751	3,526,813
Harborview Mortgage Loan Trust, Series 2006-3, Class 2A1A
5.47%	06/19/36		998,387	562,068
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.24%	11/25/47	[2]	1,860,737	1,313,530
Home Equity Asset Trust, Series 2007-1, Class 2A1
0.30%	05/25/37	[2]	23,665	23,242
Home Equity Asset Trust, Series 2007-AR1, Class 2A1
2.76%	01/25/37	[2]	24,184,834	14,236,040
Home Equity Loan Trust, Series 2006-1, Class A1
0.40%	01/20/36	[2]	21,765,646	19,991,855
Home Equity Loan Trust, Series 2007-1, Class AM
0.48%	03/20/36	[2]	3,276,957	3,009,114
Home Equity Loan Trust, Series 2007-3, Class A4
1.74%	11/20/36	[2]	9,985,000	8,105,414
Home Equity Loan Trust, Series 2007-3, Class APT
1.44%	11/20/36	[2]	34,580,129	31,695,894
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV3
0.47%	04/25/37	[2]	14,448,000	5,266,065
Impac CMB Trust, Series 2005-1, Class 1A1
0.76%	04/25/35	[2]	2,819,504	2,226,428
Impac Secured Assets Corp., CMN Owners Trust, Series 2004-3, Class 1
1.04%	11/25/34	[2]	950,079	903,215
Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1
5.65%	11/25/37	[2]	4,272,478	3,330,503
Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
2.63%	08/25/34	[2]	588,981	379,048

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
1.04%	08/25/34	[2]	$50,187	$33,944
Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.93%	10/25/34	[2]	423,427	386,472
Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.10%	09/25/34	[2]	158,209	106,509
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.04%	11/25/34	[2]	88,230	57,855
Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
2.71%	03/25/35	[2]	3,553,833	3,169,264
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A
0.55%	10/25/36	[2]	354,518	210,460
Indymac Index Mortgage Loan Trust, Series 2005-AR25, Class 1A21
5.27%	12/25/35	[2]	11,838,102	8,854,142
Indymac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
2.55%	01/25/36	[2]	5,220,117	3,247,360
Indymac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
0.48%	04/25/35	[2]	1,577,708	1,124,447
Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
2.93%	08/25/36	[2]	36,082,186	17,568,074
Indymac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
0.36%	08/25/36	[2]	480,577	223,181
Indymac Index Mortgage Loan Trust, Series 2006-AR41, Class A3
0.42%	02/25/37	[2]	19,753,480	8,379,235
Indymac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
3.07%	05/25/36	[2]	9,159,143	4,952,999
Indymac Index Mortgage Loan Trust, Series 2006-AR8, Class A3A
0.47%	07/25/46	[2]	29,735,863	16,576,391
Indymac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
4.43%	06/25/37	[2]	10,692,874	5,300,217
Indymac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1
4.91%	08/25/37	[2]	10,430,397	7,183,967
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 1A1
3.73%	05/25/37	[2]	152,364	66,403

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 66

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 3A1
4.92%	05/25/37	[2]	$10,787,871	$5,915,497
Indymac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1
5.10%	04/25/37	[2]	863,386	527,590
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		424,187	422,565
Indymac Residential Asset Backed Trust, Series 2006-E, Class 2A3
0.41%	04/25/37	[2]	28,995,000	11,467,363
Indymac Residential Asset Backed Trust, Series 2007-A, Class 2A4A
0.56%	04/25/47	[2]	13,246,000	5,672,294
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
2.78%	05/25/36	[2]	1,835,561	926,204
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
5.53%	05/25/36	[2]	25,254,254	15,911,354
JPMorgan Alternative Loan Trust, Series 2006-A6, Class 2A5
6.05%	11/25/36	[2]	610,000	385,117
JPMorgan Alternative Loan Trust, Series 2006-S4, Class A4 (STEP)
5.96%	12/25/36		38,700,000	22,740,499
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 12A2
0.34%	06/25/37	[2]	2,827,386	2,741,042
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV4
0.38%	10/25/36	[2]	16,800,000	7,390,664
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		8,847,634	4,279,912
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		7,599,701	4,059,867
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC1, Class A5
0.51%	03/25/36	[2]	15,000,000	5,122,575
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A4
0.45%	03/25/37	[2]	1,310,000	543,909
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1
0.34%	03/25/47	[2]	527,522	337,072
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF2 (STEP)
5.27%	03/25/47		9,480,000	5,122,490

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF3 (STEP)
5.27%	03/25/47		$10,000,000	$5,413,095
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF4 (STEP)
5.27%	03/25/47		5,000,000	2,816,527
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
4.68%	11/25/33	[2]	890,336	872,032
JPMorgan Mortgage Trust, Series 2005-A5, Class 3A2
5.19%	08/25/35	[2]	87,808	86,797
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
5.42%	08/25/35	[2]	1,098,093	1,092,808
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		19,255,033	18,524,919
JPMorgan Mortgage Trust, Series 2006-A2, Class 2A2
5.47%	04/25/36	[2]	2,325,000	1,904,112
JPMorgan Mortgage Trust, Series 2006-A2, Class 2A4
5.47%	04/25/36	[2]	17,325,000	14,629,334
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.89%	05/25/36	[2]	4,182,083	2,874,435
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
5.49%	05/25/36	[2]	3,313,438	2,646,738
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A4
5.49%	05/25/36	[2]	19,557,867	16,909,501
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
2.79%	06/25/36	[2]	8,795,000	6,310,821
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.85%	07/25/35	[2]	10,389,566	9,663,449
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
5.48%	05/25/37	[2]	10,226,744	8,114,224
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
5.43%	05/25/37	[2]	45,894	34,951
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
4.30%	06/25/37	[2]	4,734,051	3,266,557
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
5.62%	06/25/37	[2]	2,504,756	1,956,641

See accompanying notes to Schedule of Portfolio Investments.

67 / Annual Report March 2012

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	08/15/28[2]	$14,569,304	$15,745,239
Lehman XS Trust, Series 2005-2, Class 1A1
0.52%	08/25/35[2]	761,006	592,327
Lehman XS Trust, Series 2005-5N, Class 1A1
0.54%	11/25/35[2]	4,807,439	3,342,245
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.54%	11/25/35[2]	2,882,637	1,977,443
Lehman XS Trust, Series 2006-10N, Class 1A3A
0.45%	07/25/46[2]	25,792,980	14,243,425
Lehman XS Trust, Series 2006-13, Class 1A2
0.41%	09/25/36[2]	64,963,249	40,000,010
Lehman XS Trust, Series 2006-19, Class A2
0.41%	12/25/36[2]	47,225,752	30,556,762
Lehman XS Trust, Series 2006-9, Class A1B
0.40%	05/25/46[2]	81,132,968	54,287,651
Lehman XS Trust, Series 2006-GP1, Class A4A
0.57%	05/25/46[2]	30,553,224	5,403,093
Lehman XS Trust, Series 2007-10H, Class 2A2
7.50%	07/25/37	1,332,389	798,315
Lehman XS Trust, Series 2007-12N, Class 1A3A
0.44%	07/25/47[2]	8,359,836	2,842,298
Lehman XS Trust, Series 2007-16N, Class 2A2
1.09%	09/25/47[2]	395,663	231,489
Long Beach Mortgage Loan Trust, Series 2006-4, Class 2A3
0.40%	05/25/36[2]	23,474,540	7,170,444
Long Beach Mortgage Loan Trust, Series 2006-4, Class 2A4
0.50%	05/25/36[2]	19,435,484	6,044,103
Long Beach Mortgage Loan Trust, Series 2006-5, Class 2A4
0.48%	06/25/36[2]	43,499,000	15,141,980
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
5.05%	01/25/34[2]	236,061	231,345
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
2.72%	11/21/34[2]	60,000	59,079

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.75%	06/25/34[2]	$2,091	$1,735
MASTR Adjustable Rate Mortgages Trust, Series 2007-3, Class 22A5
0.58%	05/25/47[2]	735,000	57,894
MASTR Asset Backed Securities Trust, Series 2006-NC2, Class A4
0.39%	08/25/36[2]	15,212,401	5,301,970
MASTR Asset Backed Securities Trust, Series 2006-NC2, Class A5
0.48%	08/25/36[2]	4,794,327	1,670,075
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A3
0.45%	05/25/37[2]	26,441,000	10,605,554
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A4
0.52%	05/25/37[2]	19,985,500	8,024,178
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17	30,676	31,598
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.70%	10/25/32[2]	57,281	52,087
MASTR Seasoned Securities Trust, Series 2004-2, Class A2
6.50%	08/25/32	2,634,694	2,779,562
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
0.49%	04/25/37[2]	51,972,000	21,520,644
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2B
0.41%	05/25/37[2]	23,265,516	11,704,969
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
0.48%	05/25/37[2]	46,201,000	19,052,507
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
0.56%	05/25/37[2]	30,000,000	12,555,195
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.42%	06/25/37[2]	18,116,200	8,446,758
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.49%	06/25/37[2]	34,732,000	13,956,221
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
0.40%	07/25/37[2]	41,375,000	17,605,290
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, Class 1A1
2.58%	08/25/36[2]	2,738,658	1,940,494

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 68

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
0.45%	02/25/36[2]	$38,308	$27,724
Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A3
0.62%	08/25/35[2]	25,000,000	14,064,787
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
5.61%	03/25/37	40,564,509	12,646,493
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
5.90%	03/25/37	30,614,216	9,872,580
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38	447,338	451,220
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37	670,828	687,630
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40	29,624,141	30,616,304
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40[3]	19,973,447	20,413,873
Mid-State Trust, Series 6, Class A1
7.34%	07/01/35	61,829	64,449
Morgan Stanley ABS Capital I, Series 2005-HE3, Class M1
0.73%	07/25/35[2]	2,052,231	2,037,830
Morgan Stanley ABS Capital I, Series 2006-HE1, Class A4
0.53%	01/25/36[2]	4,800,000	2,118,286
Morgan Stanley ABS Capital I, Series 2006-HE5, Class A2C
0.38%	08/25/36[2]	8,552,641	4,477,158
Morgan Stanley ABS Capital I, Series 2006-HE5, Class A2D
0.49%	08/25/36[2]	54,700,000	18,874,262
Morgan Stanley ABS Capital I, Series 2007-HE2, Class A2B
0.33%	01/25/37[2]	110,000	39,160
Morgan Stanley ABS Capital I, Series 2007-HE4, Class A2B
0.42%	02/25/37[2]	37,145,000	11,736,260
Morgan Stanley Home Equity Loan Trust, Series 2006-3, Class A4
0.50%	04/25/36[2]	10,000,000	3,631,826
Morgan Stanley Home Equity Loan Trust, Series 2007-1, Class A2
0.34%	12/25/36[2]	7,237,728	3,873,563
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
0.56%	01/25/35[2]	694,046	536,638
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
2.73%	10/25/34[2]	333,016	270,085

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36[2]	$279,113	$131,703
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A18
6.00%	07/25/47[2]	17,186,748	12,841,261
Morgan Stanley Mortgage Loan Trust, Series 2007-2AX, Class 2A1
0.33%	12/25/36[2]	9,707,269	3,828,260
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
0.36%	04/25/37[2]	9,257,047	3,445,390
MortgageIT Trust, Series 2005-4, Class A1
0.52%	10/25/35[2]	3,390,577	2,499,450
Nationstar Home Equity Loan Trust, Series 2007-A, Class AV4
0.47%	03/25/37[2]	39,000,000	18,955,919
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
0.49%	06/25/37[2]	7,760,000	3,109,304
New Century Home Equity Loan Trust, Series 2005-2, Class A2C
0.54%	06/25/35[2]	5,119,056	5,025,058
New Century Home Equity Loan Trust, Series 2005-C, Class A2D
0.58%	12/25/35[2]	18,000,000	8,109,634
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
0.52%	03/25/36[2]	65,579,000	45,109,007
Newcastle Mortgage Securities Trust, Series 2007-1, Class 2A3
0.47%	04/25/37[2]	17,117,000	6,080,169
Nomura Asset Acceptance Corp., Series 2006-AR4, Class A1A
0.41%	12/25/36[2]	740,966	336,715
Novastar Home Equity Loan, Series 2005-1, Class M4
0.92%	06/25/35[2]	20,000,000	12,563,580
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28	5,037	5,101
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17	26,406	26,980
Opteum Mortgage Acceptance Corp., Series 2006-2, Class A1C
0.51%	07/25/36[2]	14,655,974	7,147,418
Option One Mortgage Loan Trust, Series 2006-3, Class 2A3
0.38%	02/25/37[2]	11,782,000	4,352,376
Option One Mortgage Loan Trust, Series 2007-1, Class 2A3
0.38%	01/25/37[2]	39,728,000	13,856,816

See accompanying notes to Schedule of Portfolio Investments.

69 / Annual Report March 2012

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Option One Mortgage Loan Trust, Series 2007-1, Class 2A4
0.46%	01/25/37[2]	$6,000,000	$2,119,226
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2
0.42%	04/25/37[2]	49,381,178	23,608,845
Option One Mortgage Loan Trust, Series 2007-6, Class 2A4
0.49%	07/25/37[2]	100,000	34,313
Ownit Mortgage Loan Asset Backed Certificates, Series 2006-4, Class A2D
0.48%	05/25/37[2]	36,886,000	15,018,891
Park Place Securities, Inc., Series 2004-MHQ1, Class M1
0.94%	12/25/34[2]	7,398,355	7,278,424
Popular ABS Mortgage Pass-Through Trust 2005-6 A5 (STEP)
5.62%	01/25/36	22,910,000	12,882,969
Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AF6 (STEP)
4.76%	07/25/35	3,631,909	3,693,319
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.55%	06/25/47[2]	23,015,500	11,980,180
Residential Accredit Loans, Inc., Series 2003-QS3, Class A4
5.50%	02/25/18	121,668	129,128
Residential Accredit Loans, Inc., Series 2005-QA12, Class CB1
3.69%	12/25/35[2]	9,180,248	5,314,533
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21
3.36%	07/25/35[2]	7,439,715	4,598,879
Residential Accredit Loans, Inc., Series 2005-QO4, Class 2A1
0.52%	12/25/45[2]	3,128,780	1,760,796
Residential Accredit Loans, Inc., Series 2005-QO5, Class A1
1.16%	01/25/46[2]	15,980,353	8,937,124
Residential Accredit Loans, Inc., Series 2006-QA1, Class A21
3.91%	01/25/36[2]	5,965,131	3,276,210
Residential Accredit Loans, Inc., Series 2006-QS10, Class AV (IO)
0.53%	08/25/36[2,3,5]	88,860,070	1,832,881
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1AV (IO)
0.49%	02/25/36[2,3,5]	304,011,379	5,862,981
Residential Accredit Loans, Inc., Series 2006-QS7, Class AV (IO)
0.67%	06/25/36[2,3,5]	159,562,143	4,151,169

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2006-QS8, Class AV (IO)
0.76%	08/25/36[2,3,5]	$381,900,987	$11,085,631
Residential Accredit Loans, Inc., Series 2007-QO4, Class A1
0.44%	05/25/47[2]	21,778,905	13,480,336
Residential Accredit Loans, Inc., Series 2007-QS10, Class AV (IO)
0.45%	09/25/37[2,3,5]	225,229,557	4,477,586
Residential Accredit Loans, Inc., Series 2007-QS4, Class 3AV (IO)
0.37%	03/25/37[2,3,5]	147,336,367	2,127,743
Residential Accredit Loans, Inc., Series 2007-QS5, Class AV (IO)
0.23%	03/25/37[2,3,5]	189,145,884	1,680,675
Residential Accredit Loans, Inc., Series 2007-QS6, Class AV (IO)
0.33%	04/25/37[2,3,5]	409,541,546	4,925,802
Residential Accredit Loans, Inc., Series 2007-QS7, Class 2AV (IO)
0.37%	06/25/37[2,3,5]	120,577,932	1,951,168
Residential Accredit Loans, Inc., Series 2007-QS8, Class AV (IO)
0.40%	06/25/37[2,3,5]	305,456,796	4,541,654
Residential Asset Mortgage Products, Inc., Series 2003-RS10, Class AI6 (STEP)
5.86%	11/25/33	488,356	455,856
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33	340,598	312,462
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI6A (STEP)
6.11%	10/25/33	41,215	41,520
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2
1.04%	12/25/34[2]	2,050,438	1,784,674
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31	126,804	128,637
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A2
6.50%	12/25/31	121,137	121,791
Residential Asset Securities Corp., Series 2005-EMX2, Class M3
0.76%	07/25/35[2]	6,839,000	2,319,640
Residential Asset Securitization Trust, Series 2004-IP2, Class 1A1
2.57%	12/25/34[2]	667,102	588,339
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.61%	12/25/34[2]	43,404	41,424

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 70

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust, Series 2004-IP2, Class 3A1
2.58%	12/25/34[2]	$1,698,687	$1,553,425
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A3
6.25%	07/25/36	3,015,097	1,961,199
Residential Funding Mortgage Securities I, Class 2007-SA2, Class 2A2
3.47%	04/25/37[2]	1,348,797	864,484
Residential Funding Mortgage Securities I, Series 2006-SA3, Class 3A1
6.04%	09/25/36	4,019,686	2,878,857
Residential Funding Mortgage Securities I, Series 2006-SA3, Class 4A1
6.07%	09/25/36[2]	2,055,239	1,635,790
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29	256,808	241,660
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25	182,434	180,150
Saxon Asset Securities Trust, Series 2005-2, Class M1
0.66%	10/25/35[2]	31,319,192	26,966,764
Saxon Asset Securities Trust, Series 2007-1, Class A2C
0.39%	01/25/47[2]	13,135,000	4,870,676
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
0.64%	09/25/47[2]	32,174,000	12,538,771
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
0.37%	05/25/37[2]	37,409,793	19,301,526
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR3, Class M1
0.71%	04/25/35[2]	2,637,904	2,374,223
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.47%	02/25/37[2]	80,753,480	29,684,745
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3, Class A2B
0.46%	04/25/37[2]	27,355,473	10,258,822
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
0.39%	12/25/36[2]	57,091,250	20,878,727
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2B
0.38%	01/25/37[2]	160,000	56,926
Securitized Asset Backed Receivables LLC, Series 2007-BR1, Class A2A
0.35%	02/25/37[2]	10,173,550	3,695,171

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Securitized Asset Backed Receivables LLC, Series 2007-BR1, Class A2B
0.51%	02/25/37[2]	$51,264,425	$19,121,810
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.51%	02/25/36[2]	2,656,412	1,363,531
SG Mortgage Securities Trust, Series 2006-FRE1, Class A2B
0.42%	02/25/36[2]	30,405,793	15,229,827
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3C
0.39%	10/25/36[2]	12,348,460	4,038,873
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D
0.45%	10/25/36[2]	12,379,000	3,988,693
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.48%	12/25/36[2,3]	15,601,171	5,440,904
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A3
0.40%	10/25/36	14,069,000	7,318,996
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.38%	12/25/36[2]	26,039,954	23,019,111
Soundview Home Equity Loan Trust, Series 2007-NS1, Class A4
0.54%	01/25/37[2]	12,405,000	6,030,544
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A4
0.52%	06/25/37[2]	31,437,000	10,864,467
Soundview Home Equity Loan Trust, Series 2007-OPT2, Class 2A3
0.42%	07/25/37[2]	17,450,000	5,908,090
Soundview Home Equity Loan Trust, Series 2007-OPTI, Class 2A3
0.45%	06/25/37[2]	37,418,535	13,602,816
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
2.69%	10/25/34[2]	446,585	378,803
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
2.70%	01/25/35[2]	1,734,755	1,324,201
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A1
0.48%	05/25/37[2]	5,471,085	2,555,842
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 3A1
5.69%	06/25/37[2]	21,897,308	16,350,205
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1
0.54%	08/25/37[2]	27,503,303	16,734,541

See accompanying notes to Schedule of Portfolio Investments.

71 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1
2.51%	12/27/35[2]	$3,039,447	$1,670,195
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 12A1
0.46%	05/25/36[2]	9,020,521	4,589,190
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 24A1
2.35%	05/25/36[2]	1,028,462	575,048
Structured Asset Mortgage Investments, Inc., Series 2006-AR8, Class A1A
0.44%	10/25/36[2]	28,161,200	16,321,156
Structured Asset Mortgage Investments, Inc., Series 2007-AR1, Class 1A1
0.40%	01/25/37[2]	55,749,790	28,806,530
Structured Asset Mortgage Investments, Inc., Series 2007-AR6, Class A1
1.66%	08/25/47[2]	127,853,833	74,361,707
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30	4,742	4,821
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.56%	10/25/31[2]	12,482	12,545
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.78%	09/25/33[2]	920,808	838,546
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.52%	11/25/33[2]	5,825,871	5,748,402
Structured Asset Securities Corp., Series 2003-7H, Class A12
6.50%	03/25/33	11,783	12,413
Structured Asset Securities Corp., Series 2006-WF2, Class A3
0.39%	07/25/36[2]	23,137,851	22,691,915
Structured Asset Securities Corp., Series 2006-WF3, Class A3
0.39%	09/25/36[2]	191,257	165,725
Structured Asset Securities Corp., Series 2007-BC4, Class A3
0.49%	11/25/37[2]	9,726,743	8,972,123
Structured Asset Securities Corp., Series 2007-EQ1, Class A4
0.49%	03/25/37[2]	26,325,800	10,549,664
Structured Asset Securities Corp. 2007-BC3 2A1
0.30%	05/25/47[2]	22,367,961	20,888,802
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
5.42%	06/25/37[2]	17,823,680	12,921,068

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
2.21%	12/25/44[2]	$445,309	$396,609
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27[2]	3,625,033	3,853,770
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
0.39%	01/25/37[2]	62,479,531	24,486,509
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
0.47%	01/25/37[2]	21,610,743	8,537,443
WaMu Asset-Backed Certificates, Series 2007-HE2, Class 2A4
0.60%	04/25/37[2]	1,763,000	655,028
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.49%	01/25/33[2]	23,597	22,912
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.57%	06/25/33[2]	67,604	66,499
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
2.55%	06/25/34[2]	202,951	201,431
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.67%	05/25/44[2]	200,918	164,853
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.56%	08/25/45[2]	110,537,277	91,287,873
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.47%	10/25/35[2]	310,000	248,809
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
5.11%	12/25/35[2]	17,182,475	15,405,687
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A2
0.52%	11/25/45[2]	1,676,528	1,229,878
WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A4A
2.46%	12/25/35[2]	380,000	283,997
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A2
0.53%	12/25/45[2]	17,610,125	13,227,212
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.53%	12/25/45[2]	9,919,169	7,802,195
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
0.55%	01/25/45[2]	3,796,978	3,166,439

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 72

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.16%	02/25/46	[2]	$12,731,045	$9,944,277
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.14%	07/25/46	[2]	6,377,786	4,193,219
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 3A1B
2.72%	07/25/46	[2]	3,034,973	1,388,395
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1
2.60%	02/25/37	[2]	3,318,667	2,150,016
WaMu Mortgage Pass-Through Certificates, Series 2007-HY5, Class 2A5
5.56%	05/25/37	[2]	40,130,224	25,840,730
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.93%	04/25/47	[2]	217,181	129,176
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A
0.93%	05/25/47	[2]	2,663,742	1,598,747
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A
0.91%	06/25/47	[2]	2,228,878	1,462,749
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A
0.97%	07/25/47	[2]	433,107	270,927
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
0.79%	05/25/35	[2]	11,590,355	7,821,137
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.74%	06/25/35	[2]	17,350,405	12,065,194
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR2, Class A1A
1.10%	04/25/46	[2]	13,328,788	6,989,670
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.13%	05/25/46	[2]	33,573,795	18,417,661
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR4, Class DA
1.13%	06/25/46	[2]	6,927,498	2,982,253
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR7, Class A1A
1.08%	09/25/46	[2]	14,019,663	5,961,777

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR9, Class 2A
1.02%	11/25/46	[2]	$63,886,570	$30,107,760
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		1,449,355	1,398,603
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA1, Class 2A
0.88%	12/25/46	[2]	12,751,200	5,284,273
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.86%	01/25/47	[2]	32,432,929	13,367,997
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.91%	02/25/47	[2]	56,709,204	22,835,662
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
0.93%	04/25/47	[2]	22,951,835	13,556,338
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA4, Class A1A
0.92%	04/25/47	[2]	8,674,236	4,591,511
Washington Mutual Asset-Backed Certificates, Series 2006-HE2, Class A4
0.48%	05/25/36	[2]	23,665,000	8,532,297
Washington Mutual Asset-Backed Certificates, Series 2006-HE3, Class 2A3
0.40%	08/25/36	[2]	16,858,000	5,543,079
Washington Mutual Asset-Backed Certificates, Series 2006-HE5, Class 2A2
0.42%	10/25/36	[2]	20,000,000	6,202,680
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HE2, Class 2A3
0.49%	04/25/37	[2]	40,000,000	15,037,672
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
0.86%	02/25/47	[2]	417,879	232,682
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2002-AR1, Class 1A1
2.56%	11/25/30	[2]	976,833	920,775
Wells Fargo Home Equity Trust, Series 2004-2, Class AI6
5.00%	05/25/34	[2]	13,085,000	13,260,745
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.58%	11/25/35	[2]	17,758,630	17,323,877

See accompanying notes to Schedule of Portfolio Investments.

73 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.39%	05/25/36	[2]	$6,915,130	$6,778,860
Wells Fargo Home Equity Trust, Series 2007-2, Class A1
0.33%	04/25/37	[2]	5,444,704	5,278,758
Wells Fargo Mortgage Backed Securities Trust, Series 2003-17, Class 2A10
5.50%	01/25/34		16,660,834	17,260,807
Wells Fargo Mortgage Backed Securities Trust, Series 2004-L, Class A8
4.77%	07/25/34	[2]	1,740,000	1,729,175
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6
2.72%	07/25/36	[2]	2,665,429	2,022,935

				3,619,204,288

U.S. Agency Mortgage-Backed — 30.01%
Fannie Mae Pool (TBA)
3.00%	04/25/27		192,725,000	199,560,705
3.00%	05/25/27		369,540,000	381,550,050
3.50%	04/25/42		63,005,000	64,717,948
Fannie Mae Pool 190375
5.50%	11/01/36		10,213,468	11,155,434
Fannie Mae Pool 233672
2.62%	09/01/23	[2]	18,128	19,278
Fannie Mae Pool 254232
6.50%	03/01/22		76,561	85,789
Fannie Mae Pool 254868
5.00%	09/01/33		26,559,415	28,747,457
Fannie Mae Pool 308798
2.25%	04/01/25	[2]	5,318	5,552
Fannie Mae Pool 312155
2.17%	03/01/25	[2]	13,519	13,595
Fannie Mae Pool 313182
7.50%	10/01/26		9,086	10,692
Fannie Mae Pool 467243
4.55%	01/01/21		2,721,587	3,056,340
Fannie Mae Pool 468587
3.84%	08/01/21		845,287	911,732
Fannie Mae Pool 545191
7.00%	09/01/31		12,180	13,624
Fannie Mae Pool 545831
6.50%	08/01/17		46,629	51,557
Fannie Mae Pool 555284
7.50%	10/01/17		4,462	4,956
Fannie Mae Pool 613142
7.00%	11/01/31		59,931	68,389
Fannie Mae Pool 625666
7.00%	01/01/32		25,546	29,625

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 633698
7.50%	02/01/31		$46,556	$55,742
Fannie Mae Pool 637093
8.50%	03/01/32		13,652	14,925
Fannie Mae Pool 642322
2.42%	05/01/32	[2]	1,196	1,272
Fannie Mae Pool 646884
1.92%	05/01/32	[2]	8,171	8,295
Fannie Mae Pool 655928
7.00%	08/01/32		483,579	568,045
Fannie Mae Pool 725027
5.00%	11/01/33		29,711,530	32,159,252
Fannie Mae Pool 725232
5.00%	03/01/34		69,372	75,123
Fannie Mae Pool 725257
5.50%	02/01/34		5,871,529	6,453,414
Fannie Mae Pool 730957
5.00%	08/01/33		9,040,664	9,785,460
Fannie Mae Pool 734922
4.50%	09/01/33		10,884,391	11,743,457
Fannie Mae Pool 735207
7.00%	04/01/34		59,798	66,988
Fannie Mae Pool 735224
5.50%	02/01/35		30,763,232	33,811,954
Fannie Mae Pool 735646
4.50%	07/01/20		8,455,890	9,089,922
Fannie Mae Pool 735651
4.50%	06/01/35		33,404,189	35,581,355
Fannie Mae Pool 735667
5.00%	07/01/35		117,769,192	127,393,144
Fannie Mae Pool 735686
6.50%	12/01/22		239,266	268,105
Fannie Mae Pool 740297
5.50%	10/01/33		17,663	19,414
Fannie Mae Pool 745592
5.00%	01/01/21		41,769	45,345
Fannie Mae Pool 770284
5.00%	04/01/34		3,835,314	4,150,679
Fannie Mae Pool 770332
5.00%	04/01/34		15,736,205	17,030,139
Fannie Mae Pool 817611
5.28%	11/01/35	[2]	3,288,370	3,530,956
Fannie Mae Pool 839109
5.24%	11/01/35	[2]	12,454	13,359
Fannie Mae Pool 841031
5.28%	11/01/35	[2]	288,609	310,406
Fannie Mae Pool 844773
5.21%	12/01/35	[2]	43,776	47,031

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 74

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 888412
7.00%	04/01/37		$4,560,423	$5,158,151
Fannie Mae Pool 888430
5.00%	11/01/33		23,939,345	25,911,538
Fannie Mae Pool 889117
5.00%	10/01/35		118,322,683	128,070,448
Fannie Mae Pool 889125
5.00%	12/01/21		25,518,552	27,645,498
Fannie Mae Pool 889184
5.50%	09/01/36		27,354,472	30,065,376
Fannie Mae Pool 895606
5.71%	06/01/36	[2]	128,021	139,283
Fannie Mae Pool 908408
5.50%	04/01/37	[2]	11,340,964	12,210,551
Fannie Mae Pool 918445
5.81%	05/01/37	[2]	375,951	409,023
Fannie Mae Pool 933033
6.50%	10/01/37		7,928,521	8,748,627
Fannie Mae Pool AB1613
4.00%	10/01/40		108,255,136	114,911,955
Fannie Mae Pool AB1803
4.00%	11/01/40		106,260,442	113,005,493
Fannie Mae Pool AB1960
4.00%	12/01/40		64,802,092	68,328,240
Fannie Mae Pool AB2051
3.50%	01/01/26		149,073,036	158,430,857
Fannie Mae Pool AB2127
3.50%	01/01/26		89,834,909	95,024,977
Fannie Mae Pool AB3679
3.50%	10/01/41		35,266,493	36,352,573
Fannie Mae Pool AB3864
3.50%	11/01/41		28,094,169	28,969,918
Fannie Mae Pool AB3866
3.50%	11/01/41		104,364,423	107,356,750
Fannie Mae Pool AB4044
3.50%	12/01/41		43,677,671	44,929,993
Fannie Mae Pool AB4045
3.50%	12/01/41		28,540,653	29,457,076
Fannie Mae Pool AD0194
5.94%	11/01/17		874,728	1,007,143
Fannie Mae Pool AD0791
4.76%	02/01/20		19,295,581	21,725,034
Fannie Mae Pool AD0849
4.25%	02/01/20		30,099,071	33,232,366
Fannie Mae Pool AD0850
4.31%	02/01/20		50,536,836	56,277,651
Fannie Mae Pool AE0482
5.50%	01/01/38		63,105,088	69,358,977

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0600
3.98%	11/01/20		$42,116,118	$45,927,535
Fannie Mae Pool AE0605
4.67%	07/01/20		33,436,525	37,573,833
Fannie Mae Pool AE0918
3.66%	10/01/20		6,372,758	6,801,348
Fannie Mae Pool AH3429
3.50%	01/01/26		75,378,643	79,921,971
Fannie Mae Pool AH3780
4.00%	02/01/41		41,641,378	44,284,631
Fannie Mae Pool AH4793
4.00%	02/01/41		121,418,740	128,025,632
Fannie Mae Pool AH4815
3.50%	02/01/26		26,959	28,651
Fannie Mae Pool AJ1404
4.00%	09/01/41		78,281,691	82,761,486
Fannie Mae Pool AL0209
4.50%	05/01/41		69,863,534	76,173,084
Fannie Mae Pool AL0290
4.45%	04/01/21		33,781,979	37,688,855
Fannie Mae Pool AL0600
4.30%	07/01/21		5,095,045	5,658,415
Fannie Mae Pool AL0834
4.06%	10/01/21		40,653,637	44,466,148
Fannie Mae Pool AL1410
4.50%	12/01/41		100,964,850	107,503,902
Fannie Mae Pool AL1445
4.34%	11/01/21		83,307,794	92,660,390
Fannie Mae Pool FN0001
3.76%	12/01/20		24,557,467	26,440,269
Fannie Mae Pool FN0010
3.84%	09/01/20		354,843	385,445
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
6.16%	03/25/37	[2]	30,638,670	4,042,846
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.36%	10/25/40	[2]	39,183,319	5,510,029
Fannie Mae REMICS, Series 2011-14, Class PB
5.00%	03/25/41		7,438,423	8,343,304
Fannie Mae Whole Loan, Series 2003-W2, Class 2A9
5.90%	07/25/42		68,812	77,119
Fannie Mae, Series 1988-28, Class H
9.05%	12/25/18		1,986	2,244
Fannie Mae, Series 1989-27, Class Y
6.90%	06/25/19		881	953
Fannie Mae, Series 1991-65, Class Z
6.50%	06/25/21		18,458	20,413

See accompanying notes to Schedule of Portfolio Investments.

75 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1992-123, Class Z
7.50%	07/25/22		$2,916	$3,507
Fannie Mae, Series 1993-132, Class D (PO)
0.00%	10/25/22	[9]	152,000	138,104
Fannie Mae, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[2]	392,509	6,208
Fannie Mae, Series 1993-29, Class PK
7.00%	03/25/23		58,803	65,704
Fannie Mae, Series 1994-55, Class H
7.00%	03/25/24		73,284	85,437
Fannie Mae, Series 1997-34, Class SA
6.78%	10/25/23	[2]	16,444	19,858
Fannie Mae, Series 1999-11, Class Z
5.50%	03/25/29		252,638	278,549
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		208,270	243,191
Fannie Mae, Series 2003-106, Class WG
4.50%	11/25/23		32,004,000	34,951,488
Fannie Mae, Series 2005-104, Class NI (IO)
6.46%	03/25/35	[2]	82,730,885	12,787,713
Fannie Mae, Series 2005-117, Class LC
5.50%	11/25/35		65,470,455	71,336,025
Fannie Mae, Series 2005-92, Class US (IO)
5.86%	10/25/25	[2]	33,287,393	4,593,920
Fannie Mae, Series 2006-18, Class PD
5.50%	08/25/34		1,165,000	1,286,186
Fannie Mae, Series 2006-4, Class WE
4.50%	02/25/36		400,000	438,842
Fannie Mae, Series 2006-80, Class PG
6.00%	06/25/35		23,300,000	25,615,631
Fannie Mae, Series 2007-34, Class SB (IO)
5.87%	04/25/37	[2]	33,465,178	4,599,434
Fannie Mae, Series 2008-24, Class NA
6.75%	06/25/37		13,132,901	14,625,526
Fannie Mae, Series 2010-17, Class SB (IO)
6.11%	03/25/40	[2]	42,733,829	6,434,531
Fannie Mae, Series 2010-43, Class KS (IO)
6.18%	05/25/40	[2]	81,738,959	12,753,722
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40		74,485,902	13,907,970
Fannie Mae, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,324,692
Fannie Mae, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	24,424,583
Fannie Mae, Series G92-36, Class Z
7.00%	07/25/22		571	633
Fannie Mae, Series G93-21, Class Z
7.20%	05/25/23		11,306	12,946

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool (TBA)
3.50%	04/15/42	$158,235,000	$162,166,143
Freddie Mac Gold Pool A14189
4.00%	10/01/33	156,480	164,530
Freddie Mac Gold Pool A24156
6.50%	10/01/31	1,134,364	1,297,046
Freddie Mac Gold Pool A25162
5.50%	05/01/34	12,376,690	13,574,232
Freddie Mac Gold Pool A39012
5.50%	06/01/35	69,477	76,688
Freddie Mac Gold Pool A54856
5.00%	01/01/34	16,974,271	18,327,700
Freddie Mac Gold Pool A61164
5.00%	04/01/36	162,782	175,887
Freddie Mac Gold Pool A93991
4.50%	09/01/40	100,183,600	109,170,837
Freddie Mac Gold Pool A97038
4.00%	02/01/41	37,675,238	39,766,557
Freddie Mac Gold Pool C01492
5.00%	02/01/33	4,735,085	5,118,516
Freddie Mac Gold Pool C46104
6.50%	09/01/29	73,925	84,527
Freddie Mac Gold Pool C55789
7.50%	10/01/27	31,115	36,965
Freddie Mac Gold Pool C90573
6.50%	08/01/22	267,498	299,382
Freddie Mac Gold Pool E02402
6.00%	10/01/22	82,500	89,914
Freddie Mac Gold Pool G00992
7.00%	11/01/28	4,240	4,971
Freddie Mac Gold Pool G01515
5.00%	02/01/33	5,086,366	5,498,242
Freddie Mac Gold Pool G01601
4.00%	09/01/33	754,010	792,801
Freddie Mac Gold Pool G01611
4.00%	09/01/33	197,209	207,355
Freddie Mac Gold Pool G02579
5.00%	12/01/34	7,670,065	8,281,630
Freddie Mac Gold Pool G02884
6.00%	04/01/37	23,218,488	25,942,125
Freddie Mac Gold Pool G02955
5.50%	03/01/37	17,339,030	19,308,549
Freddie Mac Gold Pool G03357
5.50%	08/01/37	7,332,507	8,170,304
Freddie Mac Gold Pool G03676
5.50%	12/01/37	17,601,912	19,601,291
Freddie Mac Gold Pool G03783
5.50%	01/01/38	8,620,625	9,508,616

See accompanying notes to Schedule of Portfolio Investments. Annual Report March 2012 / 76

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G03985
6.00%	03/01/38	$111,485	$124,040
Freddie Mac Gold Pool G04438
5.50%	05/01/38	34,142,887	37,641,884
Freddie Mac Gold Pool G04703
5.50%	08/01/38	42,870,873	46,869,708
Freddie Mac Gold Pool G04706
5.50%	09/01/38	660,385	735,397
Freddie Mac Gold Pool G05866
4.50%	02/01/40	58,151,502	63,368,138
Freddie Mac Gold Pool G06242
4.50%	09/01/40	130,666,313	142,388,082
Freddie Mac Gold Pool G06257
4.50%	02/01/41	118,025,778	128,613,594
Freddie Mac Gold Pool G06354
4.00%	04/01/41	143,852,931	152,377,529
Freddie Mac Gold Pool G06498
4.00%	04/01/41	68,564,563	72,627,638
Freddie Mac Gold Pool G06499
4.00%	03/01/41	33,412,219	35,329,549
Freddie Mac Gold Pool G06500
4.00%	04/01/41	97,351,874	102,755,791
Freddie Mac Gold Pool G06620
4.50%	07/01/41	87,828,440	95,516,862
Freddie Mac Gold Pool G11707
6.00%	03/01/20	2,722,695	2,949,525
Freddie Mac Gold Pool G12393
5.50%	10/01/21	20,674,118	22,466,144
Freddie Mac Gold Pool G12399
6.00%	09/01/21	11,541	12,517
Freddie Mac Gold Pool G12824
6.00%	08/01/22	7,620,706	8,360,153
Freddie Mac Gold Pool G12909
6.00%	11/01/22	20,138,561	22,162,808
Freddie Mac Gold Pool G13032
6.00%	09/01/22	4,884,592	5,360,077
Freddie Mac Gold Pool G13058
4.50%	10/01/20	15,633,365	16,786,029
Freddie Mac Gold Pool H00790
5.50%	05/01/37	252,580	273,458
Freddie Mac Gold Pool H05069
5.50%	05/01/37	18,938,271	20,427,441
Freddie Mac Gold Pool H09082
6.50%	09/01/37	91,148	100,359
Freddie Mac Gold Pool J13884
3.50%	12/01/25	171,746,706	181,215,545
Freddie Mac Gold Pool Q02640
4.50%	08/01/41	78,158,643	82,753,519

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool Q04090
4.00%	10/01/41		$44,135,986	$46,751,446
Freddie Mac Gold Pool Q04091
4.00%	10/01/41		215,328,371	227,549,935
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, Class A2
3.97%	01/25/21	[2]	22,640,000	24,799,539
Freddie Mac Non Gold Pool 1B1928
2.50%	08/01/34	[2]	10,573	11,274
Freddie Mac Non Gold Pool 1B3413
5.93%	05/01/37	[2]	22,607	24,564
Freddie Mac Non Gold Pool 1J0045
5.10%	01/01/36	[2]	143,675	153,001
Freddie Mac Non Gold Pool 781415
2.48%	04/01/34	[2]	3,503,745	3,649,976
Freddie Mac Non Gold Pool 781469
2.48%	04/01/34	[2]	2,926,419	3,062,455
Freddie Mac Non Gold Pool 788498
2.58%	02/01/30	[2]	297,305	314,249
Freddie Mac Non Gold Pool 847288
2.56%	05/01/34	[2]	4,337,939	4,553,168
Freddie Mac REMICS, Series 3019, Class SW (IO)
6.96%	08/15/35	[2]	15,112,750	2,284,336
Freddie Mac REMICS, Series 3300, Class SA (IO)
6.96%	08/15/35	[2]	6,681,683	1,005,448
Freddie Mac REMICS, Series 3425, Class SV (IO)
5.81%	08/15/35	[2]	19,241,146	2,363,840
Freddie Mac, Series 1004, Class H
7.95%	10/15/20		551	622
Freddie Mac, Series 1073, Class G
7.00%	05/15/21		2,693	3,040
Freddie Mac, Series 1107, Class ZC
6.50%	07/15/21		10,101	11,316
Freddie Mac, Series 165, Class K
6.50%	09/15/21		343	376
Freddie Mac, Series 1980, Class Z
7.00%	07/15/27		309,734	361,296
Freddie Mac, Series 1983, Class Z
6.50%	12/15/23		177,301	198,742
Freddie Mac, Series 2043, Class CJ
6.50%	04/15/28		41,853	47,996
Freddie Mac, Series 2098, Class TZ
6.00%	01/15/28		996,247	1,069,687
Freddie Mac, Series 2209, Class TC
8.00%	01/15/30		203,656	231,462

See accompanying notes to Schedule of Portfolio Investments. 77 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 2433, Class SA
20.30%	02/15/32	[2]	$11,040	$15,758
Freddie Mac, Series 2481, Class AW
6.50%	08/15/32		205,511	232,432
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		47,202	4,295
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		1,585,000	1,667,664
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		9,109	9,926
Freddie Mac, Series 3063, Class YG
5.50%	11/15/35		8,794,000	10,161,397
Freddie Mac, Series 3067, Class SI (IO)
6.41%	11/15/35	[2]	55,408,445	8,550,199
Freddie Mac, Series 3210, Class PD
6.00%	08/15/35		360,000	400,823
Freddie Mac, Series 3345, Class FP
0.44%	11/15/36	[2]	35,424,275	35,325,147
Freddie Mac, Series 3345, Class PF
0.42%	05/15/36	[2]	34,134,745	34,060,792
Freddie Mac, Series 3707, Class EI (IO)
5.00%	12/15/38		74,494,432	11,557,953
Freddie Mac, Series 3752, Class XL
4.50%	11/15/40		66,277,000	70,615,194
Freddie Mac, Series 3904, Class JB
4.50%	08/15/41		18,155,000	19,657,517
Freddie Mac, Series 3925, Class LB
4.50%	09/15/41		9,215,000	9,572,243
Freddie Mac, Series 3928, Class JD
4.00%	09/15/41		32,095,702	32,726,896
Ginnie Mae I Pool 782817
4.50%	11/15/39		67,301,406	74,070,979
Ginnie Mae II Pool 2631
7.00%	08/20/28		7,118	8,175
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	45,318	46,841
Ginnie Mae II Pool 81267
1.75%	03/20/35	[2]	16,103	16,677
Ginnie Mae II Pool 8631
2.38%	05/20/25	[2]	14,060	14,566
Ginnie Mae II Pool 8644
2.50%	06/20/25	[2]	22,580	23,426
Ginnie Mae, Series 2000-22, Class SG (IO)
10.56%	05/16/30	[2]	819,818	139,872
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		572,949	10,943
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		23,132,868	25,686,019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35		$21,486,777	$24,012,187
Ginnie Mae, Series 2007-35, Class PY (IO)
6.51%	06/16/37	[2]	72,655,271	11,903,113
Ginnie Mae, Series 2009-106, Class SD (IO)
6.01%	03/20/36	[2]	67,461,088	11,333,982
Ginnie Mae, Series 2009-106, Class XI (IO)
6.56%	05/20/37	[2]	192,229,400	33,168,260
Ginnie Mae, Series 2009-124, Class SC (IO)
6.24%	12/20/39	[2]	29,321,661	3,944,631
Ginnie Mae, Series 2010-4, Class SM (IO)
5.56%	01/16/40	[2]	62,250,206	7,318,912
Ginnie Mae, Series 2010-6, Class BS (IO)
6.26%	09/16/39	[2]	35,210,564	4,282,819
NCUA Guaranteed Notes, Series 2010-C1, Class A2
2.90%	10/29/20		773,000	814,786
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.69%	10/07/20	[2]	47,701,274	47,814,936
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.80%	12/08/20	[2]	55,615,410	55,882,625
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.80%	12/08/20	[2]	46,303,397	46,529,487
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.77%	03/09/21	[2]	7,384,357	7,393,403

				5,868,490,144

Total Mortgage-Backed (Cost $10,508,104,473)				10,813,577,601

MUNICIPAL BONDS — 1.23%*
California — 0.71%
Los Angeles Department of Water & Power, Build America Bonds
6.57%	07/01/45		40,650,000	54,459,211
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	421,610
State of California, Build America Bonds
6.65%	03/01/22		5,215,000	6,262,276
7.30%	10/01/39		31,325,000	39,253,045
7.55%	04/01/39		11,831,000	15,362,317
7.60%	11/01/40		6,235,000	8,176,205
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	4,939,545

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 78

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
State of California, Taxable, Various Purpose
5.50%	03/01/16	$8,450,000	$9,566,583

			138,440,792

Illinois — 0.42%
State of Illinois, Build America Bonds
7.35%	07/01/35	8,910,000	10,438,956
State of Illinois, Taxable Bonds
4.07%	01/01/14	1,425,000	1,479,463
5.10%	06/01/33	29,200,000	27,554,872
5.66%	03/01/18	4,140,000	4,519,845
5.88%	03/01/19	35,000,000	38,530,450

			82,523,586

New Jersey — 0.09%
New Jersey State Turnpike Authority A, Build America Bonds, Taxable
7.10%	01/01/41	10,550,000	14,443,372
New Jersey State Turnpike Authority, Build America Bonds, Series A
7.41%	01/01/40	2,495,000	3,530,800

			17,974,172

New York — 0.01%
City of New York , Build America Bonds
5.82%	10/01/31	220,000	247,579
City of New York , Build America Bonds, Series F1
6.65%	12/01/31	250,000	293,987
New York City Municipal Water Finance Authority, Build America Bonds
6.49%	06/15/42	400,000	460,572
Port Authority of New York & New Jersey, Taxable, Consolidated Bonds
5.65%	11/01/40	530,000	625,755

			1,627,893

Texas — 0.00%
County of Harris TX, Prerefunded, Flood Control Bonds, Series B
5.25%	10/01/20	7,000	7,504

Total Municipal Bonds (Cost $199,632,547)			240,573,947

U.S. AGENCY SECURITIES — 3.81%
U.S. Agency Mortgage-Backed — 0.54%
Federal Home Loan Bank
0.88%	04/10/15	50,000,000	50,028,350
1.00%	04/16/15	55,075,000	55,112,346

			105,140,696

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
U.S. Agency Securities — 3.27%
Fannie Mae
0.65%	11/29/13		$16,785,000	$16,798,713
Federal Home Loan Bank
0.45%	05/28/14		25,000,000	24,986,550
0.50%	03/27/14		100,000,000	100,028,140
0.50%	08/28/14		125,000,000	124,914,500
0.60%	03/27/14		47,725,000	47,742,129
Freddie Mac
0.27%	10/12/12	[2]	228,905,000	229,046,692
0.43%	11/18/13	[2]	50,000,000	50,187,898
0.70%	11/04/13		30,315,000	30,324,307
1.10%	08/08/14		16,900,000	16,937,805

				640,966,734

Total U.S. Agency Securities (Cost $745,690,820)				746,107,430

U.S. TREASURY SECURITIES — 10.37%
U.S. Treasury Bonds — 3.46%
U.S. Treasury Bonds
2.12%	02/15/41	[10]	59,895,000	81,971,848
3.12%	02/15/42		457,465,000	438,594,569
4.38%	05/15/41		129,837,000	155,986,983

				676,553,400

U.S. Treasury Notes — 6.91%
U.S. Treasury Notes
0.88%	01/31/17		289,825,000	288,070,197
2.00%	11/15/21		981,740,000	966,631,021
U.S. Treasury Notes (Strip Principal)
0.00%	02/15/27	[9]	151,445,000	96,074,482

				1,350,775,700

Total U.S. Treasury Securities (Cost $2,053,318,154)				2,027,329,100

Total Bonds – 98.09%
(Cost $18,658,695,389)				19,183,708,824

SHORT-TERM INVESTMENTS — 7.27%
Commercial Paper — 0.35%
Deutsche Bank AG
0.22%[11]	04/10/12		67,875,000	67,871,682

Foreign Government Obligations — 0.49%
Japan Treasury Discount Bills (Japan)
0.00%	06/11/12	[4,9]	8,000,000,000	96,636,269

Money Market Fund — 2.71%
Dreyfus Cash Advantage Fund
0.16%[12,13]			289,996,000	289,996,000

See accompanying notes to Schedule of Portfolio Investments.

79 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Fund (continued)
DWS Money Market Series Institutional Funds
0.18%[12]			$46,745,000	$46,745,000
JPMorgan Prime Money Market Fund
0.19%[12]			194,056,000	194,056,000

				530,797,000

U.S. Agency Discount Notes — 3.68%
Fannie Mae
0.06%[11]	06/20/12		20,000,000	19,998,240
0.07%[11]	06/06/12		48,700,000	48,696,494
0.07%[11]	06/25/12		45,000,000	44,995,815
0.12%[11]	06/27/12		4,000,000	3,999,616
0.12%[11]	07/16/12		40,100,000	40,095,308
0.13%[11]	07/25/12		74,900,000	74,890,488
0.13%[11]	08/22/12		64,760,000	64,747,242
0.16%[11]	09/19/12		89,997,000	89,958,751
Federal Home Loan Bank
0.13%[11]	08/15/12		90,950,000	90,932,992
0.15%[11]	09/05/12		58,200,000	58,177,302
Freddie Mac
0.07%[11]	07/09/12		25,000,000	24,997,275
0.12%[11]	07/16/12		25,630,000	25,627,002
0.13%[11]	08/06/12		69,697,000	69,684,803
0.14%[11]	09/11/12		62,667,000	62,641,620

				719,442,948

U.S. Treasury Bills — 0.04%
U.S. Treasury Bills
0.06%[11]	04/26/12	[14]	6,850,000	6,849,680

Total Short-Term Investments (Cost $1,423,056,015)				1,421,597,579

Total Investments – 105.36% (Cost $20,081,751,404)[1]				20,605,306,403

Liabilities in Excess of Other Assets – (5.36)%				(1,047,435,995)

NET ASSETS – 100.00%				$19,557,870,408

Currency Purchased	Currency Sold		Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 06/11/12 at 81.43. Counterparty: Barclays, Inc.
USD 98,235,611	JPY	7,999,325,800	$1,525,705

Net unrealized appreciation			$1,525,705

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
3,122	U.S. Treasury Ten Year Note, Expiration June 2012	$(4,696,820)
1,144	U.S. Treasury Thirty Year Long Bond, Expiration June 2012	(1,386,214)

	Net unrealized depreciation	$(6,083,034)

Expiration Date	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 2.82% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Goldman Sachs Group, Inc.
02/15/27	$30,750	$261,100	$261,100
The Fund pays a fixed rate equal to 2.91% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
02/15/27	30,285	(208,540)	(208,540)
The Fund pays a fixed rate equal to 2.92% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.
02/15/27	31,240	(203,439)	(203,439)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Barclays, Inc.
02/17/42	45,000	2,840,495	2,840,495
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley
02/17/42	45,000	2,840,495	2,840,495
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Counterparty: Barclays, Inc.
02/17/42	54,815	3,171,922	3,171,922
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.83% quarterly. Counterparty: Morgan Stanley
02/18/42	21,580	903,897	903,897

	$258,670	$9,605,930	$9,605,930

Expiration Date	Premiums Paid	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: Deutsche Bank AG
09/20/16	$643,136	$9,800	$(160,121)	$483,015
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.
09/20/16	1,601,278	24,400	(398,668)	1,202,610

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 80

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Expiration Date	Premiums Paid	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.
09/20/16	$13,318	$6,875	$101,235	$114,553
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	19,333	5,000	63,978	83,311

	$2,277,065	$46,075	$(393,576)	$1,883,489

Expiration Date	Premiums Paid	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES
The Fund pays a fixed rate equal to 0.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AA 1, due 10/12/52. Counterparty: Citigroup, Inc.
10/12/52	$181,786	$1,430	$179,496	$361,282
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	908,728	1,630	(687,841)	220,887
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	7,885,041	13,830	(6,010,892)	1,874,149
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	11,577,491	20,450	(8,806,243)	2,771,248
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	6,684,890	28,590	(2,810,564)	3,874,326
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	1,255,643	15,430	835,328	2,090,971
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	1,955,635	21,425	947,738	2,903,373
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	2,644,279	4,870	(1,984,329)	659,950
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	756,732	1,325	(577,177)	179,555
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	456,536	805	(347,448)	109,088

Expiration Date	Premiums Paid	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES (continued)
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	$3,223,176	$5,745	$(2,444,652)	$778,524
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	21,988	95	(9,114)	12,874
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.
10/12/52	68,146	960	61,947	130,093

	$37,620,071	$116,585	$(21,653,751)	$15,966,320

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays, Inc.
09/20/16	A	$(1,252,822)	$ 25,000	$(86,681)	$(1,339,503)
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Morgan Stanley
09/20/16	A–	(2,506,444)	50,000	(172,562)	(2,679,006)
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Morgan Stanley
09/20/16	A–	(3,004,739)	50,000	325,733	(2,679,006)
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays, Inc.
12/20/16	A	(2,754,273)	35,000	692,926	(2,061,347)

		$(9,518,278)	$160,000	$759,416	$(8,758,862)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	$(1,342,020)	$24,250	$1,368,250	$26,230
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: JPMorgan Chase & Co.
06/20/16	(1,674,783)	24,250	1,701,013	26,230
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Barclays, Inc.
08/25/37	(8,820,562)	14,013	252,365	(8,568,197)

See accompanying notes to Schedule of Portfolio Investments.

81 / Annual Report March 2012

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Expiration Date	Premiums (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Barclays, Inc.
08/25/37	$(9,048,450)	$14,013	$479,237	$(8,569,213)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Barclays, Inc.
08/25/37	(6,060,943)	9,342	351,069	(5,709,874)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Barclays, Inc.
08/25/37	(30,974,187)	46,709	2,409,579	(28,564,608)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: JPMorgan Chase & Co.
08/25/37	(14,700,937)	23,354	423,686	(14,277,251)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Morgan Stanley
08/25/37	(9,091,415)	14,013	522,541	(8,568,874)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Morgan Stanley
08/25/37	(15,449,277)	23,354	1,166,126	(14,283,151)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays, Inc.
01/25/38	(12,738,824)	21,367	(732,461)	(13,471,285)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
01/25/38	(6,453,144)	10,202	23,821	(6,429,323)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
01/25/38	(6,261,539)	9,625	205,325	(6,056,214)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.
01/25/38	(14,191,428)	24,063	(971,231)	(15,162,659)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.
01/25/38	(14,163,818)	24,063	(1,012,575)	(15,176,393)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Morgan Stanley
01/25/38	(6,065,086)	9,625	(4,861)	(6,069,947)

	$(157,036,413)	$292,243	$6,181,884	$(150,854,529)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation	Value[c]
SWAPTION: RATE FLOOR INFLATION

The Fund received a fixed payment equal to $735,540 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.

11/23/20	$(735,540)	$63,960	$575,640	$(159,900)

	$(735,540)	$63,960	$575,640	$(159,900)

a	Using Standard & Poor’s rating of the issuer.

b

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

c

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:
[1] Cost for federal income tax purposes is $20,094,768,815 and net unrealized appreciation/(depreciation) consists of:
Gross unrealized appreciation	$893,078,363
Gross unrealized depreciation	(382,540,775)

Net unrealized appreciation	$510,537,588

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2012, was $1,904,359,434, representing 9.74% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $84,958,270, which is 0.43% of total net assets.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Non-income-producing security.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/25/10	Caesars Entertainment Operating Co., Inc., B6 Term Loan, 5.49%, 01/28/18	$40,830,272	$40,466,475	0.21%
06/27/07	Cengage Learning Acquisitions, Inc., Term Loan B, 2.49%, 07/03/14	1,903,819	1,767,432	0.01%
11/03/11	Chrysler Group LLC, Term Loan 1, 6.00%, 05/24/17	44,721,505	48,852,033	0.25%
04/15/11	Delta Air Lines, Inc., Term Loan B, 5.50%, 04/20/17	3,429,735	3,469,408	0.02%
10/10/07	HCA, Inc., Term Loan B3, 3.49%, 05/01/18	20,725,282	20,567,742	0.10%
12/17/10	Intelsat Jackson Holdings, Term Loan B, 5.25%, 04/02/18	$15,814,019	$15,982,092	0.08%

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 82

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
06/30/11	Holdings LLC 2nd Lien (PIK), 6.74%, 03/08/14	28,380	27,777	0.00%
10/31/07	Texas Competitive Electric Holdings Co. LLC Term Loan EXT 1L, 4.74%, 10/10/17	3,127,066	1,826,558	0.01%

		$130,580,078	$132,959,517	0.68%

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2012.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents annualized yield at date of purchase.
[12]	Represents the current yield as of March 31, 2012.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $144,043,000.
[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $6,849,863.
†

Fair valued security. The aggregate value of fair valued securities is $37,282,540, which is 0.19% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see notes to financial statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

83 / Annual Report March 2012

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BONDS – 91.17%
CORPORATES — 75.58%*
Automotive — 2.38%
Cooper Standard Automotive, Inc.
8.50%	05/01/18		$9,900,000	$10,692,000
Goodyear Tire & Rubber Co.
8.25%	08/15/20		21,610,000	23,176,725
8.75%	08/15/20		2,500,000	2,725,000
Tenneco, Inc.
6.88%	12/15/20		9,595,000	10,362,600
UCI International, Inc. (WI)
8.62%	02/15/19		4,777,000	4,956,137
Visteon Corp./New (WI)
6.75%	04/15/19		2,600,000	2,652,000

				54,564,462

Banking — 3.36%
Ally Financial, Inc.
2.69%	12/01/14	[2]	2,553,000	2,422,941
8.30%	02/12/15		3,250,000	3,546,564
Ally Financial, Inc., Series 8
6.75%	12/01/14		3,450,000	3,622,500
Bank of America Corp.
5.62%	10/14/16		2,500,000	2,664,280
5.62%	07/01/20		14,370,000	15,005,873
7.38%	05/15/14		2,900,000	3,161,261
Bank of America Corp. (MTN)
5.00%	05/13/21		14,735,000	14,784,510
Bank of America N.A. (BKNT)
0.77%	06/15/17	[2]	2,000,000	1,724,233
BankAmerica Institutional Capital B
7.70%	12/31/26	[3]	3,000,000	3,007,500
Chase Capital III, Series C
1.04%	03/01/27	[2]	3,000,000	2,300,205
Chase Capital VI
1.17%	08/01/28	[2]	4,000,000	3,103,357
First Chicago NBD Institutional Capital I
1.10%	02/01/27	[2]	5,290,000	4,117,073
Provident Funding Associates LP/PFG Finance Corp.
10.25%	04/15/17	[3]	17,795,000	17,394,613

				76,854,910

Communications — 14.71%
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		20,810,000	22,162,650
7.25%	10/30/17		5,000,000	5,350,000
7.88%	04/30/18		2,400,000	2,604,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		$7,002,000	$7,815,983
Cengage Learning Acquisitions, Inc.
10.50%	01/15/15	[3]	12,357,000	9,360,427
CenturyLink, Inc.
5.80%	03/15/22		7,700,000	7,536,971
Cequel Communications Holdings I LLC/Cequel Capital Corp.
8.62%	11/15/17	[3]	27,150,000	29,220,188
Clearwire Communications LLC/Clearwire Finance, Inc.
8.25%	12/01/40	[3]	4,650,000	3,615,840
12.00%	12/01/15	[3]	2,500,000	2,478,125
14.75%	12/01/16	[3]	1,945,000	2,129,775
Cricket Communications, Inc. (WI)
7.75%	05/15/16		13,765,000	14,590,900
Frontier Communications Corp.
6.62%	03/15/15		1,539,000	1,612,104
Frontier Communications Corp. (WI)
7.88%	04/15/15		10,747,000	11,593,326
GCI, Inc. (WI)
8.62%	11/15/19		14,350,000	15,695,313
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19	[4]	16,185,000	17,884,425
Intelsat Jackson Holdings SA (WI) (Luxembourg)
7.25%	04/01/19	[4]	1,400,000	1,482,250
Intelsat Luxembourg SA (PIK) (Luxembourg)
11.50%	02/04/17	[3,4]	8,655,000	8,957,925
Intelsat Luxembourg SA (PIK) (WI) (Luxembourg)
11.50%	02/04/17	[4]	14,148,018	14,749,309
Intelsat Luxembourg SA (WI) (Luxembourg)
11.25%	02/04/17	[4]	4,000,000	4,170,000
iPCS, Inc. (PIK)
3.80%	05/01/14		8,675,000	8,197,875
Level 3 Financing, Inc.
4.51%	02/15/15	[2]	17,800,000	17,266,000
8.75%	02/15/17		11,365,000	11,919,044
McClatchy Co.
11.50%	02/15/17		17,405,000	18,579,837
Nara Cable Funding Ltd. (Ireland)
8.88%	12/01/18	[3,4]	9,520,000	9,234,400
Nextel Communications, Inc., Series D
7.38%	08/01/15		7,500,000	7,275,000
ProQuest LLC/ProQuest Notes Co.
9.00%	10/15/18	[3]	3,000,000	2,587,500

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 84

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Nextel Corp.
9.00%	11/15/18	[3]	$26,854,000	$29,606,535
Townsquare Radio LLC/Townsquare Radio, Inc.
9.00%	04/01/19	[3]	4,150,000	4,108,500
Univision Communications, Inc.
6.88%	05/15/19	[3]	4,900,000	4,949,000
7.88%	11/01/20	[3]	2,000,000	2,110,000
Visant Corp.
10.00%	10/01/17		15,075,000	14,151,656
Windstream Corp.
7.75%	10/15/20		1,700,000	1,827,500
7.88%	11/01/17		14,575,000	16,141,813
Windstream Corp. (WI)
8.12%	09/01/18		5,545,000	5,974,737

				336,938,908

Consumer Discretionary — 2.67%
American Achievement Corp.
10.88%	04/15/16	[3]	14,275,000	10,420,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
7.12%	04/15/19	[3]	9,000,000	9,427,500
7.88%	08/15/19	[3]	9,150,000	9,882,000
9.00%	04/15/19	[3]	15,750,000	15,592,500
9.88%	08/15/19	[3]	2,800,000	2,870,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand)
6.88%	02/15/21	[3,4]	4,000,000	4,140,000
8.50%	02/15/21	[3,4]	5,920,000	5,579,600
Spectrum Brands Holdings, Inc.
9.50%	06/15/18	[3]	2,815,000	3,173,913

				61,086,263

Electric — 7.71%
AES Red Oak LLC, Series A
8.54%	11/30/19		2,228,594	2,373,452
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	4,190,000	4,577,575
Coso Geothermal Power Holdings
7.00%	07/15/26	[3]	6,066,562	3,726,859
Dynegy Holdings, Inc.
7.50%	06/01/15	[5,6]	8,350,000	5,552,750
Dynegy Roseton/Danskammer Pass-Through Trust, Series B
7.67%	11/08/16	[5,6]	20,346,000	12,563,655
Edison Mission Energy
7.00%	05/15/17		39,470,000	25,063,450
7.20%	05/15/19		5,890,000	3,681,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
7.75%	06/15/16		$2,540,000	$1,765,300
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
10.00%	12/01/20		5,781,000	6,330,195
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	3,463,250	3,395,917
GenOn Americas Generation LLC
8.50%	10/01/21		27,415,000	24,262,275
9.12%	05/01/31		6,400,000	5,536,000
GenOn REMA LLC, Series B
9.24%	07/02/17		515,028	507,303
GenOn REMA LLC, Series C
9.68%	07/02/26		1,550,000	1,464,750
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		1,276,595	1,324,468
Mirant Mid Atlantic Pass-Through Trust, Series B
9.12%	06/30/17		4,471,441	4,572,048
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		7,097,735	7,310,667
NRG Energy, Inc.
7.38%	01/15/17		150,000	156,375
7.62%	01/15/18		35,270,000	35,534,525
NRG Energy, Inc. (WI)
7.62%	05/15/19		1,680,000	1,625,400
7.88%	05/15/21		14,000,000	13,475,000
PNM Resources, Inc.
9.25%	05/15/15		7,525,000	8,719,594
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
11.50%	10/01/20	[3]	4,575,000	3,008,063

				176,526,871

Energy — 13.67%
Alpha Appalachia Holdings, Inc.
3.25%	08/01/15		12,080,000	10,902,200
Alpha Natural Resources, Inc.
2.38%	04/15/15		21,605,000	19,390,489
Arch Coal, Inc.
7.00%	06/15/19	[3]	13,650,000	12,728,625
7.25%	10/01/20		1,250,000	1,165,625
Arch Coal, Inc. (WI)
8.75%	08/01/16		3,780,000	3,969,000
Chaparral Energy, Inc.
8.88%	02/01/17		27,094,000	28,177,760
9.88%	10/01/20		6,250,000	7,000,000
Chesapeake Energy Corp.
2.25%	12/15/38		38,315,000	31,385,272
2.50%	05/15/37		6,250,000	5,789,063

See accompanying notes to Schedule of Portfolio Investments.

85 / Annual Report March 2012

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Cimarex Energy Co.
5.88%	05/01/22		$5,120,000	$5,209,600
Continental Resources, Inc.
5.00%	09/15/22	[3]	5,000,000	5,037,500
Linn Energy LLC/Linn Energy Finance Corp.
6.25%	11/01/19	[3]	11,265,000	10,941,131
6.50%	05/15/19	[3]	9,660,000	9,346,050
8.62%	04/15/20		1,710,000	1,846,800
Milagro Oil & Gas (WI)
10.50%	05/15/16		12,000,000	9,420,000
Parker Drilling Co.
9.12%	04/01/18		12,674,000	13,497,810
Penn Virginia Corp.
10.38%	06/15/16		5,250,000	5,171,250
Quicksilver Resources, Inc.
8.25%	08/01/15		18,425,000	18,332,875
9.12%	08/15/19		1,260,000	1,215,900
11.75%	01/01/16		7,700,000	8,181,250
Sabine Pass LNG LP
7.25%	11/30/13		20,650,000	21,889,000
7.50%	11/30/16		26,080,000	27,970,800
SandRidge Energy, Inc.
7.50%	03/15/21		1,000,000	990,000
8.00%	06/01/18	[3]	9,350,000	9,490,250
Southern Union Co.
3.56%	11/01/66	[2]	48,797,000	42,941,360
Tesoro Corp.
9.75%	06/01/19		1,000,000	1,145,000

				313,134,610

Entertainment — 1.18%
Live Nation Entertainment, Inc.
8.12%	05/15/18	[3]	3,150,000	3,276,000
Regal Cinemas Corp.
8.62%	07/15/19		15,300,000	16,677,000
Regal Entertainment Group
9.12%	08/15/18		6,500,000	7,150,000

				27,103,000

Finance — 6.15%
Alta Wind Holdings LLC
7.00%	06/30/35	[3]	2,361,331	2,559,392
Astoria Depositor Corp.
8.14%	05/01/21	[3]	7,000,000	5,950,000
Bumble Bee Acquisition Corp.
9.00%	12/15/17	[3]	15,622,000	16,051,605
Capital One Capital V
10.25%	08/15/39		3,875,000	4,000,937

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Chase Capital II, Series B
1.05%	02/01/27	[2]	$11,790,000	$9,037,365
CIT Group, Inc.
6.62%	04/01/18	[3]	9,650,000	10,422,000
7.00%	05/01/15	[3]	18,360,000	18,404,982
7.00%	05/02/16	[3]	11,190,000	11,231,963
Citigroup, Inc.
1.04%	08/25/36	[2]	9,460,000	6,301,929
General Electric Capital Corp. (MTN)
0.98%	08/15/36	[2]	10,480,000	7,722,502
Goldman Sachs Group, Inc.
5.75%	01/24/22		5,100,000	5,246,256
Hexion US Finance Corp.
6.62%	04/15/20	[3]	5,570,000	5,681,400
International Lease Finance Corp.
7.12%	09/01/18	[3]	4,885,000	5,349,075
JPMorgan Chase Capital XIII, Series M
1.42%	09/30/34	[2]	10,917,000	8,303,208
JPMorgan Chase Capital XXI, Series U
1.49%	02/02/37	[2]	4,750,000	3,467,500
JPMorgan Chase Capital XXIII
1.50%	05/15/47	[2]	2,320,000	1,682,000
ZFS Finance USA Trust I
6.50%	05/09/37	[2,3]	10,154,000	9,950,920
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	9,450,000	9,450,000

				140,813,034

Food — 1.17%
JBS USA LLC/JBS USA Finance, Inc.
7.25%	06/01/21	[3]	15,775,000	15,380,625
8.25%	02/01/20	[3]	6,750,000	6,918,750
11.62%	05/01/14		3,750,000	4,378,125

				26,677,500

Gaming — 1.47%
Caesars Operating Escrow LLC/Caesars Escrow Corp.
8.50%	02/15/20	[3]	2,250,000	2,283,750
CityCenter Holdings LLC/CityCenter Finance Corp. (WI)
7.62%	01/15/16		10,150,000	10,682,875
Marina District Finance Co., Inc.
9.50%	10/15/15		20,870,000	19,148,225
MGM Resorts International
9.00%	03/15/20		1,350,000	1,501,875

				33,616,725

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 86

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 7.46%
Accellent, Inc.
8.38%	02/01/17		$22,728,000	$22,955,280
Alere, Inc.
7.88%	02/01/16		3,440,000	3,603,400
9.00%	05/15/16		4,779,000	5,006,003
CHS Community Health Systems, Inc.
8.00%	11/15/19	[3]	4,865,000	5,047,437
CHS/Community Health Systems, Inc.
8.00%	11/15/19	[3]	4,270,000	4,430,125
8.88%	07/15/15		4,402,000	4,550,567
ConvaTec Healthcare E SA (Luxembourg)
10.50%	12/15/18	[3,4]	7,000,000	7,227,500
HCA, Inc.
6.50%	02/15/20		20,000	21,125
7.25%	09/15/20		4,520,000	4,943,750
7.50%	12/15/23		3,965,000	3,806,400
8.00%	10/01/18		4,200,000	4,620,000
HCA, Inc. (WI)
7.88%	02/15/20		17,000,000	18,763,750
8.50%	04/15/19		14,164,000	15,704,335
Tenet Healthcare Corp.
6.88%	11/15/31		23,302,000	19,923,210
10.00%	05/01/18		17,646,000	20,292,900
Universal Health Services, Inc.
7.00%	10/01/18		5,975,000	6,340,969
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
7.75%	02/01/19		11,145,000	11,033,550
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. (WI)
8.00%	02/01/18		12,280,000	12,494,900
Vanguard Health Systems, Inc.
0.00%	02/01/16	[7]	160,000	105,600

				170,870,801

Homebuilding — 0.18%
Shea Homes LP/Shea Homes Funding Corp.
8.62%	05/15/19	[3]	4,000,000	4,170,000

Industrials — 4.54%
American Reprographics Co.
10.50%	12/15/16		12,000,000	11,940,000
ARD Finance SA (PIK) (Luxembourg)
11.12%	06/01/18	[3,4]	2,300,000	2,242,500
Ardagh Packaging Finance Plc (Ireland)
7.38%	10/15/17	[3,4]	760,000	813,200
9.12%	10/15/20	[3,4]	17,445,000	18,796,987
Berry Plastics Corp.
5.32%	02/15/15	[2]	5,470,000	5,497,350
8.25%	11/15/15		3,250,000	3,485,625

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
BWAY Holding Co.
10.00%	06/15/18		$6,015,000	$6,631,537
BWAY Parent Co., Inc. (PIK)
10.12%	11/01/15		11,411,316	11,496,901
Casella Waste Systems, Inc. (WI)
7.75%	02/15/19		3,300,000	3,291,750
Maxim Crane Works LP
12.25%	04/15/15	[3]	12,775,000	12,200,125
Packaging Dynamics Corp.
8.75%	02/01/16	[3]	9,780,000	10,293,450
Schaeffler Finance B.V. (Netherlands)
7.75%	02/15/17	[3,4]	1,555,000	1,640,525
8.50%	02/15/19	[3,4]	2,875,000	3,083,437
Solo Cup Co./Solo Cup Operating Corp.
10.50%	11/01/13		12,385,000	12,586,257

				103,999,644

Information Technology — 0.27%
First Data Corp.
7.38%	06/15/19	[3]	655,000	666,463
8.88%	08/15/20	[3]	3,500,000	3,810,625
Windstream Corp. (WI)
7.50%	06/01/22	[3]	1,600,000	1,688,000

				6,165,088

Insurance — 0.51%
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	12,850,000	11,749,719

Materials — 1.91%
ArcelorMittal (Luxembourg)
6.25%	02/25/22	[4]	5,770,000	5,816,284
FMG Resources August 2006 Pty Ltd. (Australia)
7.00%	11/01/15	[3,4]	9,525,000	9,691,687
NewPage Corp.
6.50%	05/01/12	[5,6]	3,000,000	165,000
10.00%	05/01/12	[5,6]	20,533,000	1,231,980
Sappi Papier Holding GmbH (Austria)
6.62%	04/15/21	[3,4]	14,310,000	13,451,400
Verso Paper Holdings LLC/Verso Paper, Inc.
11.75%	01/15/19	[3]	7,525,000	7,731,937
Verso Paper Holdings LLC/Verso Paper, Inc. (WI)
8.75%	02/01/19		2,495,000	1,397,200
Verso Paper Holdings LLC/Verso Paper, Inc., Series B
4.30%	08/01/14	[2]	4,992,000	4,243,200

				43,728,688

See accompanying notes to Schedule of Portfolio Investments.

87 / Annual Report March 2012

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 0.43%
Realogy Corp.
7.62%	01/15/20	[3]	$9,510,000	$9,937,950

Retail — 0.63%
Sears Holdings Corp.
6.62%	10/15/18		16,235,000	14,489,737

Services — 1.45%
Mobile Mini, Inc.
6.88%	05/01/15		7,900,000	8,018,500
Mobile Mini, Inc. (WI)
7.88%	12/01/20		1,250,000	1,343,750
Neff Rental LLC/Neff Finance Corp.
9.62%	05/15/16	[3]	11,500,000	11,471,250
Service Corp. International/US
7.00%	05/15/19		570,000	619,875
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding
10.25%	12/01/17		11,925,000	11,656,687

				33,110,062

Transportation — 3.73%
ACL I Corp. (PIK)
10.62%	02/15/16	[3]	13,336,797	13,436,823
Air Canada (Canada)
9.25%	08/01/15	[3,4]	19,505,000	19,066,137
American Airlines, Inc.
7.50%	03/15/16	[3,5,6]	14,975,000	13,440,063
Commercial Barge Line Co. (WI)
12.50%	07/15/17		2,975,000	3,358,031
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		4,799,646	4,907,638
Continental Airlines Pass-Through Trust, Series 2009, Class 1
9.00%	07/08/16		1,504,076	1,718,407
Continental Airlines, Inc.
6.75%	09/15/15	[3]	3,250,000	3,278,437
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		14,313,216	15,154,118
Delta Air Lines Pass-Through Trust, Series 2009, Class B1
9.75%	12/17/16		1,383,557	1,487,324
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.88%	08/15/16	[2]	1,769,690	1,592,721
RailAmerica, Inc.
9.25%	07/01/17		912,000	965,580
United Air Lines, Inc.
9.88%	08/01/13	[3]	4,329,000	4,545,450

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		$2,419,307	$2,516,079

				85,466,808

Total Corporates
(Cost $1,733,937,271)				1,731,004,780

BANK LOANS — 10.30%*
Automotive — 1.17%
Chrysler Group LLC, Term Loan 1
6.00%	05/24/17	[2,8]	26,321,187	26,783,861

Communications — 1.25%
Cengage Learning Acquisitions, Inc., Term Loan B
2.49%	07/03/14	[2,8]	7,699,973	7,125,224
Intelsat Jackson Holdings, Term Loan B
5.25%	04/02/18	[2,8]	1,985,000	1,997,762
Telesat Canada, Inc., Term Loan B
0.00%	03/08/19	[2,8]	6,000,000	6,005,250
Univision Communications, Inc., 1st Lien Strip
4.49%	03/31/17	[2,8]	14,422,494	13,402,867

				28,531,103

Electric — 2.06%
Boston Generating LLC, Term Loan 1st Lien
0.01%	12/20/13	2,5,6,8,9,†	254,344	–
Entegra Holdings LLC
0.00%	10/19/15	[2]	23,419,922	13,427,414
Texas Competitive Electric Holdings Co. LLC Term Loan EXT 1L
4.74%	10/10/17	[2,8]	60,522,569	33,798,102

				47,225,516

Energy — 1.46%
MACH Gen LLC, Term Loan 2nd Lien (PIK)
7.99%	02/15/15	[2,8]	48,853,894	33,416,064

Finance — 0.01%
Kelson Holdings LLC 2nd Lien (PIK)
6.74%	03/08/14	[2,8]	239,867	234,770

Gaming — 1.94%
Caesars Entertainment Operating Co., Inc., B6 Term Loan
5.49%	01/28/18	[2,8]	49,144,740	44,460,656

Industrials — 0.75%
Schaeffler AG, C2 Term Loan
0.00%	01/27/17	[2]	17,000,000	17,099,875

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 88

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology — 0.75%
First Data Corp., Term Loan
4.24%	03/24/18	[2,8]	$18,428,192	$16,838,761
First Data Corp., Term Loan B1
2.99%	09/24/14	[2,8]	471,249	454,856

				17,293,617

Insurance — 0.37%
Asurion LLC, 1st Lien Term Loan
0.00%	05/24/18	[2,8]	8,533,636	8,463,234

Services — 0.30%
Protection One, 1st Lien Term Loan
0.00%	03/31/19	[2,8]	7,000,000	6,969,375

Transportation — 0.24%
Delta Air Lines, Inc., Term Loan B
5.50%	04/20/17	[2,8]	5,458,750	5,451,926

Total Bank Loans (Cost $255,704,694)				235,929,997

MORTGAGE-BACKED — 1.60%**
Non-Agency Mortgage-Backed — 1.60%
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,9,†	2,890	29
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.14%	10/25/47	[2]	547,835	359,050
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.39%	07/25/36	[2]	3,704,403	2,120,137
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.35%	10/25/36	[2]	3,800,000	3,372,719
Home Equity Asset Trust, Series 2007-1, Class 2A1
0.30%	05/25/37	[2]	60,165	59,090
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A2
0.39%	05/25/37	[2]	18,325,000	8,381,067
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-5, Class 2A2
1.24%	10/25/37		20,222,000	10,768,215
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.47%	02/25/37	[2]	31,698,899	11,652,423

				36,712,730

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 0.00%
Fannie Mae, Series 1993-225, Class SG
26.50%	12/25/13	[2]	$17,362	$20,033
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		9,781	187

				20,220

Total Mortgage-Backed (Cost $34,252,260)				36,732,950

MUNICIPAL BONDS — 0.06%*
New York — 0.06%
New York City Industrial Development Agency
11.00%	03/01/29	[3]	1,067,000	1,342,382

Total Municipal Bonds (Cost $1,309,616)

U.S. AGENCY SECURITIES — 3.63%
U.S. Agency Securities — 3.63%
Fannie Mae
0.36%	06/23/14	[2]	20,660,000	20,640,463
0.65%	11/29/13		20,405,000	20,421,671

				41,062,134

Federal Home Loan Bank
0.50%	08/28/14		21,660,000	21,645,185

Freddie Mac
0.43%	11/18/13	[2]	20,420,000	20,496,737

Total U.S. Agency Securities (Cost $83,112,650)				83,204,056

Total Bonds – 91.17% (Cost $2,108,316,491)				2,088,214,165

Issues	Maturity Date		Shares	Value
PREFERRED STOCK — 1.24%
Electric — 0.40%
PPL Corp.
0.12%			168,000	9,103,920

See accompanying notes to Schedule of Portfolio Investments.

89 / Annual Report March 2012

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount/Shares	Value
PREFERRED STOCK (continued)
Finance — 0.84%
Citigroup Capital XIII
0.05%			$ 712,702	$19,385,494

Total Preferred Stock (Cost $28,535,152)				28,489,414

SHORT-TERM INVESTMENTS — 7.97%
Money Market Fund — 2.04%
Dreyfus Cash Advantage Fund
0.16%[10,11]			23,808,000	23,808,000
DWS Money Market Series Institutional Funds
0.18%[10]			53,000	53,000
JPMorgan Prime Money Market Fund
0.19%[10]			22,840,000	22,840,000

				46,701,000

U.S. Agency Discount Notes — 5.83%
Fannie Mae
0.06%[12]	06/20/12		5,000,000	4,999,560
0.07%[12]	06/25/12		9,500,000	9,499,117
0.13%[12]	08/22/12		12,400,000	12,397,557
Federal Home Loan Bank
0.06%[12]	05/18/12		5,800,000	5,799,702
0.06%[12]	06/01/12		14,000,000	13,999,062
0.07%[12]	05/11/12		6,000,000	5,999,676
0.15%[12]	09/05/12		30,925,000	30,912,939
Freddie Mac
0.06%[12]	05/29/12		5,000,000	4,999,763
0.07%[12]	04/23/12		3,900,000	3,899,932
0.07%[12]	07/09/12		7,000,000	6,999,237
0.09%[12]	04/16/12		27,300,000	27,299,254
0.09%[12]	06/05/12		1,000,000	999,929
0.13%[12]	07/30/12		5,620,000	5,619,258

				133,424,986

U.S. Treasury Bills — 0.10%
U.S. Treasury Bills
0.06%[12]	04/26/12	[13]	2,315,000	2,314,880

Total Short-Term Investments (Cost $182,424,959)				182,440,866

Value
Total Investments – 100.38% (Cost $2,319,276,602)[1]	$2,299,144,445

Liabilities in Excess of Other Assets – (0.38%)	(8,776,184)

Net Assets – 100.00%	$2,290,368,261

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
650	U.S. Treasury 30 Year Long Bond, Expiration June 2012	$2,618,591

	Net unrealized appreciation	$2,618,591

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	$2,545	$4,850	$2,701	$5,246
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	(2,566)	4,850	7,812	5,246
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	(262,697)	9,700	273,189	10,492
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	(1,342,020)	24,250	1,368,250	26,230
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: JPMorgan Chase & Co.
06/20/16	(2,566)	4,850	7,812	5,246
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: JPMorgan Chase & Co.
06/20/16	54,280	4,850	(49,034)	5,246
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: Morgan Stanley
06/20/16	(537,717)	9,700	548,210	10,493
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 17, due 12/20/16. Counterparty: Barclays, Inc.
12/20/16	(1,639,084)	24,250	1,274,341	(364,743)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 90

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 17, due 12/20/16. Counterparty: JPMorgan Chase & Co.
12/20/16	$(1,914,858)	$24,250	$1,550,115	$(364,743)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 17, due 12/20/16. Counterparty: JPMorgan Chase & Co.
12/20/16	(1,860,343)	24,250	1,495,600	(364,743)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 17, due 12/20/16. Counterparty: JPMorgan Chase & Co.
12/20/16	(837,090)	24,250	472,347	(364,743)

	$(8,342,116)	$160,050	$6,951,343	$(1,390,773)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $2,324,111,083 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$63,750,116
Gross unrealized depreciation	(88,716,754)

Net unrealized depreciation	$(24,966,638)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2012, was $570,262,661, representing 24.90% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Security is currently in default with regard to scheduled interest or principal payments.
[6]	Non-income-producing security.
[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2012.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
03/14/12	Asurion LLC, 1st Lien Term Loan, 0.00%, 05/24/18	$8,406,485	$8,463,234	0.37%
12/08/09	Boston Generating LLC, Term Loan 1st Lien, 0.01%, 12/20/13	214,955	–	0.00%
10/05/10	Caesars Entertainment Operating Co., Inc., B6 Term Loan, 5.49%, 01/28/18	45,323,460	44,460,656	1.94%
07/29/11	Cengage Learning Acquisitions, Inc., Term Loan B, 2.49%, 07/03/14	6,892,685	7,125,224	0.31%
05/19/11	Chrysler Group LLC, Term Loan 1, 6.00%, 05/24/17	25,635,523	26,783,861	1.17%
04/15/11	Delta Air Lines, Inc., Term Loan B, 5.50%, 04/20/17	5,389,584	5,451,926	0.24%
01/28/09	First Data Corp., Term Loan, 4.24%, 03/24/18	16,449,667	16,838,761	0.73%
05/21/10	First Data Corp., Term Loan B1, 2.99%, 09/24/14	427,363	454,856	0.02%
12/17/10	Intelsat Jackson Holdings, Term Loan B, 5.25%, 04/02/18	1,976,752	1,997,762	0.09%
06/30/11	Kelson Holdings LLC 2nd Lien (PIK), 6.74%, 03/08/14	239,867	234,770	0.01%
01/08/09	MACH Gen LLC, Term Loan 2nd Lien (PIK), 7.99%, 02/15/15	40,145,419	33,416,064	1.46%
03/16/12	Protection One, 1st Lien Term Loan, 0.00%, 03/31/19	6,910,113	6,969,375	0.30%
03/26/12	Telesat Canada, Inc., Term Loan B, 0.00%, 03/08/19	5,970,000	6,005,250	0.26%
06/11/09	Texas Competitive Electric Holdings Co. LLC Term Loan EXT 1L, 4.74%, 10/10/17	44,663,188	33,798,102	1.48%
09/27/10	Univision Communications, Inc., 1st Lien Strip, 4.49%, 03/31/17	13,412,060	13,402,867	0.59%

		$222,057,121	$205,402,708	8.97%

[9]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $29, which is 0.00% of total net assets.
[10]	Represents the current yield as of March 31, 2012.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,450,000.
[12]	Represents annualized yield at date of purchase.
[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,914,962.
†

Fair valued security. The aggregate value of fair valued securities is $29, which is 0.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see notes to financial statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments. 91 / Annual Report March 2012

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

(BKNT):	Banker’s Note, Inc.
(IO):	Interest only
(MTN):	Medium-term note
(PIK):	Payment in kind
(WI):	When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 92

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.35%
ASSET-BACKED SECURITIES — 10.51%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.50%	06/14/37	[2,3]	$74,054	$64,172
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	15,000	14,385
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	10,000	8,557
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	10,000	8,225
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	15,000	11,311
Brazos Higher Education Authority, Series 2005-3, Class A16
0.67%	06/25/26	[2]	150,000	139,499
Brazos Higher Education Authority, Series 2006-2, Class A9
0.58%	12/26/24	[2]	88,678	80,531
GE Business Loan Trust, Series 2004-1, Class B
0.94%	05/15/32	[2,3]	87,829	69,220
GE Business Loan Trust, Series 2004-2A, Class A
0.46%	12/15/32	[2,3]	67,145	60,732
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.49%	11/17/20	[2,3,4]	73,333	70,788
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.48%	12/19/32	[2,3,4]	45,483	39,908
Lease Investment Flight Trust, Series 1, Class A1
0.63%	07/15/31	[2]	93,583	59,893
Lease Investment Flight Trust, Series 1, Class A2
0.67%	07/15/31	[2]	93,583	59,425
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.50%	02/25/36	[2,3]	150,000	102,375
Northstar Education Finance, Inc.
0.61%	01/29/46	[2]	135,000	117,185
1.18%	01/29/46	[2]	135,000	122,675
SLM Student Loan Trust, Series 2003-11, Class A6
0.76%	12/15/25	[2,3]	250,000	236,741
SLM Student Loan Trust, Series 2005-7, Class A5
0.65%	01/25/40	[2]	100,000	83,338

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
1.69%	07/01/42	[2,3]	$100,000	$75,000
TAL Advantage LLC, Series 2006-1, Class NOTE
0.43%	04/20/21	[2,3]	57,167	54,276
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	51,500	52,366
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	55,000	55,244
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.49%	05/15/20	[2,3,4]	134,583	129,549
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	46,250	47,250
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.41%	11/26/21	[2,3]	23,333	22,002
U-Haul S Fleet LLC, Series 2007-BT1, Class BT
5.56%	02/25/20	[3]	69,146	71,908

Total Asset-Backed Securities (Cost $1,821,197)				1,856,555

CORPORATES — 24.98%*
Banking — 1.97%
Bank of America N.A. (BKNT)
6.10%	06/15/17		100,000	106,966
Chase Capital VI
1.17%	08/01/28	[2]	50,000	38,792
Sberbank of Russia Via SB Capital SA (Luxembourg)
5.72%	06/16/21	[4]	200,000	201,900

				347,658

Communications — 2.16%
CSC Holdings LLC
8.50%	04/15/14		100,000	111,750
Intelsat Jackson Holdings SA (PIK) (Luxembourg)
9.50%	06/15/16	[4]	50,000	52,375
Nextel Communications, Inc., Series E
6.88%	10/31/13		75,000	75,375
Sprint Nextel Corp.
9.00%	11/15/18	[3]	130,000	143,325

				382,825

Consumer Discretionary — 2.24%
American Airlines, Series 2011-1, Class A Pass-Through Trust
5.25%	01/31/21		72,811	75,454

See accompanying notes to Schedule of Portfolio Investments.

93 / Annual Report March 2012

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
JetBlue Airways, Series 2004-1, Class G-2 Pass-Through Trust
0.89%	03/15/14	[2]	$130,000	$122,915
Virgolino de Oliveira Finance Ltd. (Luxembourg)
10.50%	01/28/18	[3,4]	200,000	198,000

				396,369

Electric — 2.40%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	75,000	81,937
Cia. Energetica de Sao Paulo, Series REGS (Brazil)
9.75%	01/15/15	[4]	250,000	207,963
NRG Energy, Inc.
7.62%	01/15/18		80,000	80,600
Public Service Co. of New Mexico
5.35%	10/01/21		50,000	52,995

				423,495

Energy — 2.44%
Abu Dhabi National Energy Co. (United Arab Emirates)
5.88%	12/13/21	[3,4]	200,000	214,000
Arch Coal, Inc.
7.00%	06/15/19	[3]	25,000	23,313
Sabine Pass LNG LP
7.25%	11/30/13		100,000	106,000
Tennessee Gas Pipeline Co.
8.00%	02/01/16		75,000	87,436

				430,749

Finance — 6.18%
Banco do Brasil SA (Brazil)
5.88%	01/26/22	[3,4]	200,000	206,800
BanColombia SA (Colombia)
5.95%	06/03/21	[4]	100,000	106,600
Chase Capital II, Series B
1.05%	02/01/27	[2]	110,000	84,318
CIT Group, Inc.
7.00%	05/02/16	[3]	100,000	100,375
Citigroup, Inc.
2.20%	05/15/18	[2]	125,000	118,948
General Electric Capital Corp. (MTN)
0.91%	05/05/26	[2]	135,000	110,411
4.65%	10/17/21		70,000	74,709
Goldman Sachs Group, Inc.
5.75%	01/24/22		75,000	77,151

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
JPMorgan Chase Capital XXI, Series U
1.49%	02/02/37	[2]	$50,000	$36,500
Reckson Operating Partnership LP
5.00%	08/15/18		75,000	76,432
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	100,000	100,000

				1,092,244

Health Care — 0.62%
HCA, Inc.
7.25%	09/15/20		100,000	109,375

Materials — 3.45%
ALROSA Finance SA, Series REGS (Luxembourg)
7.75%	11/03/20	[4]	200,000	214,500
Vedanta Resources PLC (United Kingdom)
8.25%	06/07/21	[3,4]	200,000	187,000
Volcan Cia. Minera SAA (Peru)
5.38%	02/02/22	[3,4]	200,000	208,500

				610,000

Real Estate Investment Trust (REIT) — 1.74%
Country Garden Holdings Co. Ltd. (Cayman Islands)
11.12%	02/23/18	[3,4]	200,000	197,500
HCP, Inc.
5.62%	05/01/17		100,000	109,982

				307,482

Transportation — 1.78%
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		107,070	115,301
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20		75,000	76,594
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		75,812	80,265
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.95%	11/15/16	[2]	50,000	42,250

				314,410

Total Corporates (Cost $4,109,217)				4,414,607

MORTGAGE-BACKED — 42.33%**
Commercial Mortgage-Backed — 9.62%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4
5.12%	10/10/45	[2]	50,000	55,566

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 94

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bank of America Commercial Mortgage, Inc. 2005-6 A4
5.19%	09/10/47	[2]	$65,000	$72,675
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[2]	30,988	31,203
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4
5.20%	12/11/38		50,000	56,586
Citigroup Commercial Mortgage Trust 2006-C4 A3
5.73%	03/15/49	[2]	45,000	51,293
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4
5.32%	12/11/49		70,000	76,858
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4
5.89%	11/15/44	[2]	65,000	75,047
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4
4.80%	03/15/36		50,000	51,151
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4
5.10%	08/15/38	[2]	65,000	71,975
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40	[2]	45,000	49,800
GE Business Loan Trust, Series 2003-1, Class B
1.54%	04/15/31	[2,3]	95,877	82,241
GE Business Loan Trust, Series 2004-2A, Class C
1.09%	12/15/32	[2,3]	99,375	47,700
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4
4.11%	07/05/35		46,320	47,432
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44		68,000	71,176
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.20%	12/15/44	[2]	60,000	66,993
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4
5.44%	06/12/47		50,000	55,856
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	55,000	61,431
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3
5.17%	12/12/49	[2]	55,000	60,949

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I, Series 2006-IQ11, Class A4
5.73%	10/15/42	[2]	$60,000	$68,089
Morgan Stanley Capital I, Series 2006-IQ12, Class A4
5.33%	12/15/43		100,000	112,311
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.81%	08/12/41	[2]	45,000	52,526
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	151,505	135,975
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A
5.11%	07/15/42	[2]	64,988	65,447
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	65,000	72,094
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.20%	10/15/44	[2]	40,000	44,142
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		60,000	62,771

				1,699,287

Non-Agency Mortgage-Backed — 22.72%
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,3]	72,924	73,529
Banc of America Funding Corp., Series 2006-G, Class 2A1
0.46%	07/20/36	[2]	109,837	84,139
Bear Stearns Alt-A Trust, Series 2005-7, Class 25A1
5.18%	09/25/35	[2]	172,146	115,796
Bear Stearns Mortgage Funding Trust, Series 2007-AR3, Class 1A1
0.38%	03/25/37	[2]	228,664	136,282
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.50%	11/25/35	[2]	187,775	107,619
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		64,614	69,259
Countrywide Alternative Loan Trust, Series 2006-OC8, Class 2A3
0.49%	11/25/36	[2]	1,031,053	176,039
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
0.53%	02/25/35	[2]	122,280	78,527

See accompanying notes to Schedule of Portfolio Investments.

95 / Annual Report March 2012

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
5.51%	01/25/37		$348,566	$139,684
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
5.62%	02/25/37		170,000	95,346
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2, Class A1
0.93%	04/25/47	[2]	253,110	164,989
Equifirst Loan Securitization Trust, Series 2007-1, Class A2B
0.43%	04/25/37	[2]	330,000	129,498
Fremont Home Loan Trust, Series 2006-2, Class 2A3
0.41%	02/25/36	[2]	300,000	158,595
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	68,772	76,447
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
5.26%	09/25/35	[2,3,5]	303,898	36,158
Home Equity Asset Trust, Series 2007-AR1, Class 2A1
2.76%	01/25/37	[2]	337,575	198,708
Indymac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
2.85%	05/25/36	[2]	375,456	223,569
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		146,156	141,362
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
2.73%	08/25/35	[2]	244,426	185,335
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.89%	05/25/36	[2]	185,171	127,272
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	05/15/14		56,585	56,875
Lehman XS Trust, Series 2007-12N, Class 1A3A
0.44%	07/25/47	[2]	885,159	300,949
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.57%	04/25/37	[2]	883,581	79,268
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		133,277	132,896
Novastar Home Equity Loan, Series 2006-1, Class A2C
0.40%	05/25/36	[2]	316,888	140,959

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Origen Manufactured Housing, Series 2006-A, Class A1
0.39%	11/15/18	[2]	$43,785	$42,259
Residential Asset Securities Corp., Series 2004-KS9, Class AII4
0.84%	10/25/34	[2]	41,051	19,182
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A1
0.45%	05/25/46	[2]	188,391	92,594
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
2.98%	06/25/32	[2]	278,129	215,013
Vanderbilt Mortgage Finance, Series 2001-C, Class M1
6.76%	01/07/32		58,176	59,359
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.47%	10/25/35	[2]	260,000	208,679
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		175,189	148,332

				4,014,518

U.S. Agency Mortgage-Backed — 9.99%
Fannie Mae REMICS, Series 2003-64, Class KS
9.33%	07/25/18	[2]	56,484	63,544
Fannie Mae REMICS, Series 2006-104, Class GL
16.10%	11/25/36	[2]	60,712	78,707
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
5.81%	06/25/37	[2]	445,006	56,339
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.36%	10/25/40	[2]	556,511	78,258
Fannie Mae, Series 2006-11, Class PS
23.68%	03/25/36	[2]	142,606	199,963
Fannie Mae, Series 2007-77, Class SK (IO)
5.63%	08/25/37	[2]	759,633	96,260
Fannie Mae, Series 2008-18, Class SM (IO)
6.76%	03/25/38	[2]	478,613	74,637
Fannie Mae, Series 2010-35, Class IA (IO)
5.00%	07/25/38		417,279	29,118
Freddie Mac REMICS, Series 3001, Class HS
16.15%	02/15/35	[2]	111,607	132,448
Freddie Mac REMICS, Series 3417, Class FA
0.74%	11/15/37	[2]	117,553	118,085
Freddie Mac, Series 3262, Class KS (IO)
6.17%	01/15/37	[2]	428,599	60,561
Freddie Mac, Series 3339, Class JS
41.26%	07/15/37	[2]	93,924	168,593

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 96

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3439, Class SC (IO)
5.66%	04/15/38	[2]	$357,333	$46,835
Freddie Mac, Series 3885, Class PO
0.00%	11/15/33	[6]	133,715	121,471
Ginnie Mae, Series 2006-65, Class SB (IO)
7.10%	11/20/36	[2]	573,363	89,675
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	5,886,799	96,372
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[2]	11,894,614	197,376
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		426,974	57,819

				1,766,061

Total Mortgage-Backed (Cost $6,570,517)				7,479,866

MUNICIPAL BONDS — 1.17%*
California — 0.55%
State of California, Build America Bonds
7.55%	04/01/39		75,000	97,386

Illinois — 0.62%
State of Illinois, Taxable Bonds
5.88%	03/01/19		100,000	110,087

Total Municipal Bonds (Cost $198,983)				207,473

FOREIGN GOVERNMENT OBLIGATIONS — 3.41%
Foreign Sovereign — 3.41%
Croatia Government International Bond (Croatia)
6.38%	03/24/21	[3,4]	200,000	192,322
Dominican Republic International Bond, Series REGS (Dominican Republic)
7.50%	05/06/21	[4]	100,000	103,875
Mexican Udibonos (Mexico)
3.50%	12/14/17	[4]	260,000	104,857
Turkey Government International Bond (Turkey)
5.12%	03/25/22	[4]	200,000	200,500

Total Foreign Government Obligations (Cost $585,940)				601,554

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 1.53%
U.S. Agency Securities — 1.53%
Fannie Mae
0.65%	11/29/13		$135,000	$135,110
1.00%	11/07/14		135,000	135,597

				270,707

Total U.S. Agency Securities (Cost $269,971)
U.S. TREASURY SECURITIES — 0.42%
U.S. Treasury Notes — 0.42%
U.S. Treasury Notes
0.88%	01/31/17		75,000	74,546

Total U.S. Treasury Securities (Cost $74,282)
Total Bonds – 84.35% (Cost $13,630,107)				14,905,308

SHORT-TERM INVESTMENTS — 13.10%
Commercial Paper — 0.82%
Deutsche Bank AG
0.22%[7]	04/10/12		145,000	144,993

Money Market Fund — 1.98%
Dreyfus Cash Advantage Fund
0.16%[8]			171,000	171,000
DWS Money Market Series Institutional Funds
0.18%[8]			4,000	4,000
JPMorgan Prime Money Market Fund
0.19%[8]			175,000	175,000

				350,000

U.S. Agency Discount Notes — 9.08%
Fannie Mae
0.13%[7]	08/22/12		600,000	599,882
Federal Home Loan Bank
0.15%[7]	09/05/12		755,000	754,705
Freddie Mac
0.12%[7]	08/13/12		250,000	249,954

				1,604,541

U.S. Treasury Bills — 1.22%
U.S. Treasury Bills
0.06%[7]	04/26/12	[9]	45,000	44,998
0.10%[7]	04/19/12		170,000	169,992

				214,990

Total Short-Term Investments (Cost $2,314,087)				2,314,524

See accompanying notes to Schedule of Portfolio Investments.

97 / Annual Report March 2012

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2012

Value
Total Investments – 97.45% (Cost $15,944,194)[1]	$17,219,832

Cash and Other Assets, Less
Liabilities – 2.55%	450,636

NET ASSETS – 100.00%	$17,670,468

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
12	U.S. Treasury Five Year Note Expiration June 2012	$8,271
16	U.S. Treasury Ten Year Note Expiration June 2012	26,216
2	U.S. Treasury Thirty Year Long Bond, Expiration June 2012	8,379

	Net unrealized appreciation	$42,866

Notes:

[1]	Cost for federal income tax purposes is $15,947,140 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$1,347,958
Gross unrealized depreciation	(75,266)

Net unrealized appreciation	$1,272,692

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, nor- mally to qualified institutional buyers. The market value of these securities at March 31, 2012, was $3,471,039, representing 19.64% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $36,158, which is 0.20% of total net assets.
[6]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2012.
[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of March 31, 2012.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $44,999.
†

Fair valued security. The aggregate value of fair valued securities is $28,093, which is 0.16% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see notes to financial statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 98

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BONDS – 96.32%
ASSET-BACKED SECURITIES — 14.51%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.50%	06/14/37	[2,3]	$984,914	$853,490
Avalon IV Capital Ltd., Series 1A, Class SUB (Cayman Islands)
0.00%	04/17/23	[3,4]	175,000	157,500
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	575,000	551,425
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	225,000	192,529
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	225,000	185,064
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	250,000	188,506
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	1,125,305	945,256
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.61%	01/25/35	[2,3]	603,073	490,258
CIT Education Loan Trust, Series 2007-1, Class A
0.56%	03/25/42	[2,3]	2,088,928	1,882,823
Crystal River, Series 2005-1A, Class A (Cayman Islands)
0.84%	03/02/46	[2,3,4]	470,845	56,796
EFS Volunteer LLC, Series 2010-1, Class A2
1.41%	10/25/35	[2,3]	800,000	730,006
GE Business Loan Trust, Series 2003-2A, Class A
0.61%	11/15/31	[2,3]	1,013,483	932,586
GE Business Loan Trust, Series 2004-1, Class A
0.53%	05/15/32	[2,3]	1,001,254	908,006
GE Business Loan Trust, Series 2004-2A, Class A
0.46%	12/15/32	[2,3]	637,882	576,957
GE Business Loan Trust, Series 2005-1A, Class A3
0.49%	06/15/33	[2,3]	1,353,664	1,154,388
GE Business Loan Trust, Series 2005-2A, Class A
0.48%	11/15/33	[2,3]	1,268,998	1,106,615
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.54%	04/17/19	[2,3,4]	250,000	244,585
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.49%	11/17/20	[2,3,4]	467,500	451,274

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.48%	12/19/32	[2,3,4]	$977,880	$858,031
Highland Loan Funding Ltd., Series 1A, Class A2A (Cayman Islands)
1.23%	08/01/14	[2,3,4]	1,050,000	959,056
Lease Investment Flight Trust, Series 1, Class A1
0.63%	07/15/31	[2]	374,332	239,573
Lease Investment Flight Trust, Series 1, Class A2
0.67%	07/15/31	[2]	2,152,411	1,366,781
North Carolina State Education Authority, Series 2011-1, Class A3
1.32%	10/25/41	[2]	2,650,000	2,451,330
Northstar Education Finance, Inc.
0.61%	01/29/46	[2]	2,250,000	1,953,076
PAMCO CLO, Series 1998-1A, Class B2 (Cayman Islands)
1.90%	05/01/12	2,3,4,5,†	383,330	88,166
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	683,326	707,777
TAL Advantage LLC, Series 2006-1, Class NOTE
0.43%	04/20/21	[2,3]	245,000	232,614
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	442,042	449,469
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	220,833	223,606
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	458,333	460,368
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.49%	05/15/20	[2,3,4]	356,250	342,924
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	1,156,250	1,181,257
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	3,5,†	461,429	461,425
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.41%	11/26/21	[2,3]	595,000	561,041
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.38%	02/26/19	[2,3]	391,927	377,412
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.31%	03/01/41	3,6,†	900,000	735,744

See accompanying notes to Schedule of Portfolio Investments.

99 / Annual Report March 2012

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
US Education Loan Trust LLC, Series 2006-2A, Class A1
0.67%	03/01/31	[2,3]	$1,600,000	$1,413,236

Total Asset-Backed Securities (Cost $27,684,700)				26,670,950

CORPORATES — 21.28%*
Banking — 2.90%
Bank of America Corp.
5.62%	10/14/16		445,000	474,242
5.62%	07/01/20		1,270,000	1,326,197
Bank of America Corp. (MTN)
5.00%	05/13/21		1,890,000	1,896,350
Chase Capital VI
1.17%	08/01/28	[2]	1,000,000	775,839
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	1,000,000	866,250

				5,338,878

Communications — 0.32%
CCH II LLC/CCH II Capital Corp.
13.50%	11/30/16		525,000	590,625

Electric — 2.44%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	1,000,000	1,092,500
Dynegy Roseton/Danskammer Pass-Through Trust, Series B
7.67%	11/08/16	[6,7]	1,175,000	725,563
GenOn REMA LLC, Series B
9.24%	07/02/17		75,273	74,144
GenOn REMA LLC, Series C
9.68%	07/02/26		275,000	259,875
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		1,402,984	1,445,073
NRG Energy, Inc. (WI)
7.88%	05/15/21		915,000	880,688

				4,477,843

Energy — 3.84%
Arch Coal, Inc.
7.00%	06/15/19	[3]	1,030,000	960,475
Sabine Pass LNG LP
7.25%	11/30/13		3,930,000	4,165,800
Southern Union Co.
3.56%	11/01/66	[2]	2,200,000	1,936,000

				7,062,275

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 6.75%
Astoria Depositor Corp.
8.14%	05/01/21	[3]	$1,200,000	$1,020,000
Chase Capital II, Series B
1.05%	02/01/27	[2]	3,144,000	2,409,964
CIT Group, Inc.
6.62%	04/01/18	[3]	1,195,000	1,290,600
7.00%	05/02/16	[3]	910,000	913,413
Citigroup, Inc.
1.04%	08/25/36	[2]	3,350,000	2,231,656
General Electric Capital Corp. (MTN)
0.91%	05/05/26	[2]	2,319,000	1,896,610
0.98%	08/15/36	[2]	1,000,000	736,880
JPMorgan Chase Capital XIII, Series M
1.42%	09/30/34	[2]	700,000	532,403
JPMorgan Chase Capital XXIII
1.50%	05/15/47	[2]	200,000	145,000
Prudential Holdings LLC
8.70%	12/18/23	[3]	1,000,000	1,241,752

				12,418,278

Health Care — 1.59%
CHS Community Health Systems, Inc.
8.00%	11/15/19	[3]	260,000	269,750
CHS/Community Health Systems, Inc.
8.88%	07/15/15		239,000	247,066
HCA, Inc. (WI)
7.88%	02/15/20		870,000	960,263
8.50%	04/15/19		890,000	986,787
Tenet Healthcare Corp.
10.00%	05/01/18		395,000	454,250

				2,918,116

Insurance — 0.60%
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,000,000	1,097,137

Real Estate Investment Trust (REIT) — 0.30%
HCP, Inc.
7.07%	06/08/15	[11]	500,000	560,099

Transportation — 2.54%
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[3,4]	587,600	612,573
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,553,516	2,610,970
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		671,474	710,923

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 100

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.88%	08/15/16	[2]	$809,001	$728,101

				4,662,567

Total Corporates (Cost $37,583,652)				39,125,818

BANK LOANS — 2.61%*
Automotive — 0.55%
Chrysler Group LLC, Term Loan 1
6.00%	05/24/17	[2,8]	994,987	1,012,477

Electric — 0.00%
Boston Generating LLC, Term Loan 1st Lien
0.01%	12/20/13	2,5,6,7,8,†	107,166	–

Energy — 0.61%
MACH Gen LLC, Term Loan 2nd Lien (PIK)
7.99%	02/15/15	[2,8]	1,623,499	1,110,473

Gaming — 1.45%
Caesars Entertainment Operating Co., Inc., B6 Term Loan
5.49%	01/28/18	[2,8]	2,950,000	2,668,830

Total Bank Loans (Cost $5,128,016)				4,791,780

MORTGAGE-BACKED — 57.92%**
Commercial Mortgage-Backed — 0.74%
Bayview Commercial Asset Trust, Series 2006-SP1, Class M1
0.69%	04/25/36	[2,3]	1,275,000	870,421
GE Business Loan Trust, Series 2003-1, Class B
1.54%	04/15/31	[2,3]	564,608	484,310

				1,354,731

Non-Agency Mortgage-Backed — 44.29%
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,3]	293,021	295,454
ACE Securities Corp., Series 2006-HE3, Class A2C
0.39%	06/25/36	[2]	2,500,000	947,144
Asset Backed Securities Corp. Home Equity, Series 2007-HE1, Class A4
0.38%	12/25/36	[2]	3,000,000	1,348,942
Banc of America Funding Corp., Series 2006-D, Class 1A2
0.52%	05/20/36	[2]	5,900,000	1,347,976
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,5]	11,431	857

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2011-RR3, Class 1A5
4.53%	05/27/37	[2,3]	$2,087,102	$2,021,577
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.88%	06/27/36	[2,3]	2,061,210	1,919,595
BCAP LLC Trust, Series 2011-RR3, Class 5A3
4.49%	11/27/37	[2,3]	2,570,379	2,265,458
BCAP LLC Trust, Series 2011-RR4, Class 1A3
3.03%	03/26/36	[2,3]	1,263,425	1,179,717
Bear Stearns Alt-A Trust, Series 2005-1, Class A1
0.80%	01/25/35	[2]	1,230,407	971,128
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,5,†	110	1
Centex Home Equity, Series 2006-A, Class AV4
0.49%	06/25/36	[2]	4,300,000	2,480,388
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.05%	03/25/37		1,750,000	1,195,454
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[2]	2,500,000	1,855,500
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class M1
0.64%	03/25/37	[2]	6,500,000	1,198,148
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32		967,981	1,026,106
Conseco Finance Securitizations Corp., Series 2002-1, Class A
6.68%	12/01/33	[2]	66,141	69,771
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[2]	3,552,359	3,232,155
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	1,000,045	765,739
Conseco Financial Corp., Series 1996-10, Class M1
7.24%	11/15/28	[2]	2,700,000	2,928,711
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	1,162,000	1,264,212
Conseco Financial Corp., Series 1996-8, Class A6
7.60%	10/15/27	[2]	15,241	15,721
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	536,928	593,703

See accompanying notes to Schedule of Portfolio Investments.

101 / Annual Report March 2012

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	$969,985	$1,051,135
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[2]	1,143,790	1,199,102
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[2]	566,369	592,186
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[2]	131,489	105,454
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4, Class AV3
0.39%	05/25/36	[2]	6,185,001	3,000,096
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A24
0.49%	07/25/36	[2]	3,000,000	1,166,807
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A1 (STEP)
5.38%	03/25/37		2,407,318	907,937
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR3, Class 2A4
0.59%	06/25/37	[2]	4,718,690	1,023,338
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2, Class A1
0.93%	04/25/47	[2]	1,446,341	942,796
Deutsche Financial Capital Securitization LLC, Series 1997-I, Class A3
6.75%	09/15/27		27,795	28,189
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1, Class A2D
0.46%	01/25/38	[2]	3,900,000	1,717,667
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		8,030	7,964
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		57,633	51,380
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		7,150	6,976
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	1,870,610	2,079,358
GSAMP Trust, Series 2007-FM2, Class A2B
0.33%	01/25/37	[2]	2,600,000	910,315
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.43%	07/21/36	[2]	719,839	456,440

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
0.43%	04/25/37	[2]	$2,641,326	$1,133,336
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		684,960	682,341
Indymac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		288,346	287,244
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		227,390	219,931
Indymac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[2]	548,086	575,481
Indymac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		96,660	96,711
Indymac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	956,972	955,581
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF6 (STEP)
5.27%	03/25/47		1,636,926	990,688
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	08/15/28	[2]	1,068,823	1,155,091
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1
0.33%	06/25/37	[2,3]	120,123	53,292
Lehman XS Trust, Series 2006-13, Class 1A2
0.41%	09/25/36	[2]	1,839,056	1,132,367
Lehman XS Trust, Series 2006-13, Class 1A3
0.53%	09/25/36	[2]	4,891,161	1,009,883
Lehman XS Trust, Series 2006-19, Class A2
0.41%	12/25/36	[2]	1,836,409	1,188,224
Lehman XS Trust, Series 2006-9, Class A1B
0.40%	05/25/46	[2]	1,859,901	1,244,496
Lehman XS Trust, Series 2007-12N, Class 1A3A
0.44%	07/25/47	[2]	5,527,327	1,879,260
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.57%	04/25/37	[2]	1,696,107	152,162
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
0.82%	08/25/35	[2]	709,726	563,297
Mid-State Trust, Series 11, Class B
8.22%	07/15/38		16,636	16,678

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 102

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Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		$1,238,589	$1,235,048
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		856,617	859,040
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		326,478	337,412
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		45,341	45,282
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[2]	3,256,317	1,536,537
Nationstar Home Equity Loan Trust, Series 2007-A, Class AV4
0.47%	03/25/37	[2]	5,000,000	2,430,246
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	1,614,098	1,205,201
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28		916	928
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		79,219	80,941
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		653,660	660,690
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		142,616	143,917
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		1,159,248	1,120,636
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[2]	1,061,708	995,788
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	03/15/32	5,†	176,245	2
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2A1B
5.64%	12/25/35	[2]	432,477	424,526
Origen Manufactured Housing, Series 2005-A, Class M1
5.46%	06/15/36	[2]	1,041,912	1,060,996
Origen Manufactured Housing, Series 2006-A, Class A1
0.39%	11/15/18	[2]	836,777	807,611
Park Place Securities, Inc., Series 2005-WCH1, Class M2
0.76%	01/25/36	[2]	1,000,000	927,669
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
3.23%	03/25/35	[2]	1,623,528	937,291

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Securitized Asset Backed Receivables LLC Trust, Series 2006-HE2, Class A2D
0.48%	07/25/36	[2]	$2,155,210	$761,742
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR4, Class A2C
0.53%	05/25/37	[2]	2,585,205	938,757
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.48%	12/25/36	[2,3]	2,591,381	903,743
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B
0.39%	09/25/37	[2]	946,047	466,336
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.79%	07/25/34	[2,3]	122,539	102,619
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[2]	585	247
UCFC Manufactured Housing Contract, Series 1997-4, Class A4
7.00%	04/15/29	[2]	535,964	549,278
Vanderbilt Mortgage Finance, Series 2000-C, Class ARM
0.59%	10/07/30	[2]	844,903	651,024
Vanderbilt Mortgage Finance, Series 2001-C, Class M1
6.76%	01/07/32		523,585	534,228
Vanderbilt Mortgage Finance, Series 2002-C, Class A5
7.60%	12/07/32		1,100,000	1,134,775
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.53%	12/25/45	[2]	1,224,304	963,010
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.86%	01/25/47	[2]	2,603,012	1,072,893
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA4, Class A1A
0.92%	04/25/47	[2]	1,912,653	1,012,420
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2003-MS9, Class 1A
7.00%	04/25/33		15,326	15,852

				81,423,345

U.S. Agency Mortgage-Backed — 12.89%
Fannie Mae Pool (TBA)
3.00%	04/25/27		530,000	548,798
3.50%	04/25/42		1,825,000	1,874,617
Fannie Mae Pool AB3866
3.50%	11/01/41		542,811	558,374

See accompanying notes to Schedule of Portfolio Investments.

103 / Annual Report March 2012

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2003-64, Class KS
9.33%	07/25/18	[2]	$771,946	$868,439
Fannie Mae REMICS, Series 2006-104, Class GL
16.10%	11/25/36	[2]	845,297	1,095,840
Fannie Mae, Series 1993-80, Class S
10.57%	05/25/23	[2]	10,753	12,190
Fannie Mae, Series 2000-45, Class SA (IO)
7.71%	12/18/30	[2]	1,819,780	322,020
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	1,709	1,803
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	26,056	30,207
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		275,339	13,960
Fannie Mae, Series 2005-92, Class US (IO)
5.86%	10/25/25	[2]	6,992,101	964,964
Fannie Mae, Series 2006-125, Class SM (IO)
6.96%	01/25/37	[2]	7,908,137	1,354,178
Fannie Mae, Series 2008-50, Class SA (IO)
5.81%	11/25/36	[2]	7,227,004	1,115,879
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40		5,256,929	958,485
Fannie Mae, Series 2010-43, Class KS (IO)
6.18%	05/25/40	[2]	5,799,206	904,850
Freddie Mac REMICS, Series 2990, Class ND
16.30%	12/15/34	[2]	797,502	1,022,145
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	18,965
Freddie Mac, Series 1673, Class SD
15.10%	02/15/24	[2]	556,077	702,458
Freddie Mac, Series 1760, Class ZD
1.47%	02/15/24	[2]	1,195,150	1,211,717
Freddie Mac, Series 2527, Class TI (IO)
6.00%	02/15/32		10,374	2
Freddie Mac, Series 2561, Class BX (IO)
5.00%	05/15/17		52,738	142
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		57,602	5,241
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		253,977	12,815
Freddie Mac, Series 2764, Class SH
7.50%	03/15/34	[2]	89,939	91,052
Freddie Mac, Series 3242, Class SA (IO)
6.11%	11/15/36	[2]	24,489,718	3,655,759
Freddie Mac, Series 3247, Class SI (IO)
0.15%	08/15/36	[2]	68,092,979	253,510

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3260, Class AS (IO)
6.14%	01/15/37	[2]	$26,036,517	$3,855,521
Freddie Mac, Series 3289, Class SD (IO)
5.88%	03/15/37	[2]	7,422,982	1,095,309
Ginnie Mae, Series 2001-31, Class SJ
27.20%	02/20/31	[2]	58,896	99,463
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		27,141	518
Ginnie Mae, Series 2004-8, Class SE
13.82%	11/26/23	[2]	258,076	315,622
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		5,361,999	726,105

				23,690,948

Total Mortgage-Backed
(Cost $112,059,247)				106,469,024

Total Bonds – 96.32%
(Cost $182,455,615)				177,057,572

Issues			Shares	Value
PREFERRED STOCK — 1.25%
Electric — 0.66%
PPL Corp.
0.12%			22,500	1,219,275

Finance — 0.59%
Citigroup Capital XIII
0.05%			40,000	1,088,000
Terwin Mortgage Trust 2005-P1 A
0.00%5,8,†	11/25/35		570	1

				1,088,001

Total Preferred Stock
(Cost $2,166,143)				2,307,276

SHORT-TERM INVESTMENTS — 2.88%

Commercial Paper — 0.52%
Deutsche Bank AG
0.22%[9]	04/10/12		950,000	949,954

Money Market Fund — 1.99%
Dreyfus Cash Advantage Fund
0.16%[10]			1,830,000	1,830,000
JPMorgan Prime Money Market Fund
0.19%[10]			1,829,000	1,829,000

				3,659,000

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 104

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date	Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes — 0.37%
Federal Home Loan Bank
0.15%[9]	09/05/12	$685,000	$684,733

Total Short-Term Investments
(Cost $5,293,509)			5,293,687

Total Investments – 100.45%
(Cost $189,915,267)[1]			184,658,535

Liabilities in Excess of Other
Assets – (0.45)%			(829,437)

NET ASSETS – 100.00%			$183,829,098

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN
Based on the change in the return of the markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pools. Counterparty: Deutsche Bank AG
01/12/39	$789	$6,851	$6,851

	$789	$6,851	$6,851

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s)[b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays, Inc.
09/20/16	A+	$(85,971)	$1,715	$(5,919)	$(91,890)

		$(85,971)	$1,715	$(5,919)	$(91,890)

a	Using Standard & Poor’s rating of the issuer.
b

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

c

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $190,020,256 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$17,499,847
Gross unrealized depreciation	(22,861,568)

Net unrealized depreciation	$(5,361,721)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2012, was $42,400,682, representing 23.07% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $550,452, which is 0.30% of total net assets.
[6]	Non-income-producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
12/19/06	Boston Generating LLC, Term Loan 1st Lien, 0.01%, 12/20/13	$107,166	$—	0.00%
06/24/10	Caesars Entertainment Operating Co., Inc., B6 Term Loan, 5.49%, 01/28/18	2,682,699	2,668,830	1.45%
12/12/2011	Chrysler Group LLC, Term Loan 1, 6.00%, 05/24/17	922,950	1,012,477	0.55%
04/01/11	MACH Gen LLC, Term Loan 2nd Lien (PIK), 7.99%, 02/15/15	1,415,201	1,110,473	0.61%
04/19/05	Terwin Mortgage Trust 2005-P1 A, 0.00%, 11/25/35	2,893	1	0.00%

		$5,130,909	$4,791,781	2.61%

[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of March 31, 2012.
[11]	Security is pledged to broker for options trading.
†	Fair valued security. The aggregate value of fair valued securities is $1,851,438, which is 1.01% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see notes to financial statements.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

See accompanying notes to Schedule of Portfolio Investments.

105 / Annual Report March 2012

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2012

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 106

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
BONDS – 65.32%
ASSET-BACKED SECURITIES — 1.67%**
Aviation Capital Group Trust, Series 2003-2A, Class G2
1.04%	09/20/33	[2,3]	$52,113	$36,479
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.61%	01/25/35	[2,3]	52,441	42,631
Capital Auto Receivables Asset Trust, Series 2008-CPA, Class A1
1.09%	01/15/13	[2,3]	1,591	1,592
Green Tree Recreational Equipment & Consumer Trust, Series 1996-D, Class CTFS
7.24%	12/15/22		9,008	5,266

Total Asset-Backed Securities (Cost $84,876)				85,968

CORPORATES — 26.43%*
Banking — 3.29%
Lloyds TSB Bank Plc (United Kingdom)
2.91%	01/24/14	[2,4]	70,000	69,758
National Australia Bank Ltd., Series REGS (Australia)
1.30%	04/11/14	[2,4]	100,000	99,063

				168,821

Communications — 0.49%
Nextel Communications, Inc., Series E
6.88%	10/31/13		25,000	25,125

Electric — 0.60%
W3A Funding Corp.
8.09%	01/02/17		31,040	30,789

Finance — 13.98%
Chase Capital II, Series B
1.05%	02/01/27	[2]	200,000	153,306
Citigroup, Inc.
2.20%	05/15/18	[2]	142,000	135,125
General Electric Capital Corp. (MTN)
0.91%	05/05/26	[2]	200,000	163,571
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	35,000	37,535
MBNA Capital, Series A
8.28%	12/01/26		100,000	101,375
Prudential Holdings LLC (AGM)
1.35%	12/18/17	[2,3]	100,000	95,674
Woodbourne Capital Trust I
2.74%	04/08/49	[2,3,5]	80,000	32,000

				718,586

Real Estate Investment Trust (REIT) — 5.58%
Duke Realty LP
5.40%	08/15/14		50,000	53,323

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
HCP, Inc.
2.70%	02/01/14		$50,000	$50,720
6.45%	06/25/12		85,000	85,997
Healthcare Realty Trust, Inc.
5.12%	04/01/14		40,000	41,605
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	50,000	55,266

				286,911

Transportation — 2.49%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		119,224	128,017

Total Corporates (Cost $1,315,324)				1,358,249

MORTGAGE-BACKED — 29.63%**
Commercial Mortgage-Backed — 5.05%
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[2]	34,086	34,324
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4
6.98%	01/17/32	[2]	51,435	52,815
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3, Class A3
5.60%	07/15/35		17,087	17,101
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3
5.38%	07/12/37		33,403	33,566
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2
5.05%	12/12/34		50,150	50,923
Nomura Asset Securities Corp., Series 1998-D6, Class A3
7.04%	03/15/30	[2]	55,000	57,626
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A3
4.86%	03/18/36		13,193	13,184

				259,539

Non-Agency Mortgage-Backed — 9.11%
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.18%	02/25/33	[2]	8,096	7,171
Conseco Finance Home Loan Trust, Series 2000-E, Class M1
8.13%	08/15/31	[2]	18,973	18,454
Conseco Financial Corp., Series 1997-4, Class A5
6.88%	02/15/29		47,337	49,666

See accompanying notes to Schedule of Portfolio Investments.

107 / Annual Report March 2012

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2005-16, Class A5
0.52%	06/25/35	[2]	$141,076	$50,957
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.28%	08/25/35	[2]	74,395	37,941
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	7,243	7,502
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A
0.65%	09/19/44	[2]	48,361	34,957
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.61%	07/19/44	[2]	13,581	10,326
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		5,344	5,300
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		31,329	30,568
Indymac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.10%	08/25/34	[2]	23,552	15,582
Lehman XS Trust, Series 2006-2N, Class 1A1
0.50%	02/25/46	[2]	64,082	34,144
Origen Manufactured Housing, Series 2006-A, Class A1
0.39%	11/15/18	[2]	17,027	16,434
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		13,048	13,053
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.49%	01/25/36	[2]	26,492	25,547
Structured Asset Securities Corp., Series 2006-BC6, Class A2
0.32%	01/25/37	[2]	25,382	25,063
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX
0.34%	08/25/34	[3,5]	9,981,749	75,745
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.56%	06/25/42	[2]	12,363	10,159

				468,569

U.S. Agency Mortgage-Backed — 15.47%
Fannie Mae Pool 646884
1.92%	05/01/32	[2]	74,901	76,036

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 802665
2.24%	12/01/34	[2]	$18,023	$18,351
Fannie Mae Whole Loan, Series 2003-W6, Class F
0.59%	09/25/42	[2]	115,744	115,040
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	194,832	41,047
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		67,156	3,405
Fannie Mae, Series 2004-33, Class MW
4.50%	01/25/30		81,090	86,146
Fannie Mae, Series 2004-78, Class FC
0.54%	12/25/22	[2]	54,336	54,361
Fannie Mae, Series 2007-36, Class F
0.47%	04/25/37	[2]	47,696	47,328
Fannie Mae, Series 2008-47, Class PF
0.74%	06/25/38	[2]	65,933	66,302
Fannie Mae, Series 2010-109, Class PF
0.64%	10/25/40	[2]	58,660	58,704
Fannie Mae, Series G-36, Class ZB
7.00%	11/25/21		2,415	2,824
Freddie Mac Non Gold Pool 781908
2.38%	09/01/34	[2]	47,001	49,646
Freddie Mac, Series 2777, Class FE
0.59%	10/15/32	[2]	59,844	59,840
Freddie Mac, Series 3501, Class JA
4.00%	04/15/37		96,703	100,760
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		13,901	15,351

				795,141

Total Mortgage-Backed (Cost $1,597,397)				1,523,249

MUNICIPAL BONDS — 1.56%*
California — 1.05%
State of California, Taxable, Various Purpose
4.85%	10/01/14		50,000	54,120

Illinois — 0.51%
State of Illinois, Taxable Bonds
4.07%	01/01/14		25,000	25,956

Total Municipal Bonds (Cost $76,053)				80,076

U.S. AGENCY SECURITIES — 6.03%
Federal Home Loan Bank
0.88%	04/10/15		50,000	50,028
1.00%	04/16/15		50,000	50,034

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2012 / 108

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2012

Issues	Maturity Date		Principal/ Shares Amount	Value
U.S. AGENCY SECURITIES — (CONTINUED)
Federal Home Loan Bank
0.50%	03/27/14		$50,000	$50,014
0.50%	08/28/14		60,000	59,959
0.60%	03/27/14		50,000	50,018
Freddie Mac
0.38%	04/28/14		50,000	49,964

Total U.S. Agency Securities (Cost $309,896)				310,017

Total Bonds – 65.32% (Cost $3,383,546)				3,357,559

SHORT-TERM INVESTMENTS — 32.60%
Money Market Fund — 1.96%
Dreyfus Cash Advantage Fund
0.16%[6]			17,000	17,000
DWS Money Market Series Institutional Funds
0.18%[6]			34,000	34,000
JPMorgan Prime Money Market Fund
0.19%[6]			50,000	50,000

				101,000

U.S. Agency Discount Notes — 7.10%
Freddie Mac
0.09%[7]	06/05/12		365,000	364,974

U.S. Treasury Bills — 23.54%
U.S. Treasury Bills
0.05%[7]	04/05/12		390,000	389,998
0.06%[7]	04/26/12	[8]	230,000	229,989
0.08%[7]	04/12/12		590,000	589,988

				1,209,975

Total Short-Term Investments (Cost $1,675,919)				1,675,949

Total Investments – 97.92% (Cost $5,059,465)[1]				5,033,508

Cash and Other Assets, Less Liabilities – 2.08%				106,871

Net Assets – 100.00%				$5,140,379

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
4	S&P 500 Index, Expiration June 2012	$16,087

	Net unrealized appreciation	$16,087

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR plus 9 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: RBS
04/04/12	$4	$118,484	$118,484

	$4	$118,484	$118,484

Notes:

[1]	Cost for federal income tax purposes is $5,059,465 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,532,352
Gross unrealized depreciation	(1,558,309)

Net unrealized depreciation	$(25,957)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, nor- mally to qualified institutional buyers. The market value of these securities at March 31, 2012, was $384,424, representing 7.48% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $107,745, which is 2.10% of total net assets.
[6]	Represents the current yield as of March 31, 2012.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $134,997.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

See accompanying notes to Schedule of Portfolio Investments.

109 / Annual Report March 2012

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Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2012

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $120,916,722, $1,794,161,324, $280,801,095, $20,081,751,404, $2,319,276,602, $15,944,194, $189,915,267, and $5,059,465, respectively) (Note 2)	$115,776,463	$1,757,993,491
Cash and cash equivalents (Note 2)	25,351	3,907,724
Cash on deposit with brokers for collateral on options (Note 3)	–	–
Premiums paid for swap contracts	–	–
Foreign currency, at value (Cost $0, $3,190, $3,226, $71,398, $0, $0, $0, and $0, respectively) (Note 2)	–	3,141
Unrealized appreciation on foreign currency exchange contracts	–	133,510
Unrealized appreciation on swap contracts	3,973	171,298
Dividends and interest receivable	286,978	9,215,059
Due from Adviser (Note 6)	13,755	–
Receivable for securities sold	24,340	10,502,517
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $70,625, $0, $134,188, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	62,737	8,052,453
Receivable for daily variation margin on futures contracts (Note 3)	–	–
Other assets	22,452	47,955

Total assets	116,216,049	1,790,027,148

Liabilities:
Unrealized depreciation on swap contracts	140,436	440,363
Premiums received for swap contracts	1,319,900	9,380,806
Payable for securities purchased	2,143,539	54,845,820
Payable for capital stock redeemed	112,817	3,443,782
Payable for daily variation margin on futures contracts (Note 3)	–	8,500
Line of credit commitment fee payable	94	1,210
Distributions payable	10,551	313,770
Advisory fees payable (Note 6)	24,696	486,419
Audit fees payable	42,112	64,114
Accrued trustees fees and expenses	6,780	65,001
Accrued distribution (12b-1) and service fees payable	5,193	200,815
Accrued other expenses	42,358	332,319

Total liabilities	3,848,476	69,582,919

Net assets	$112,367,573	$1,720,444,229

Class M Shares:
Net assets (Applicable to 8,866,998, 141,289,789, 8,591,271, 773,362,330, 121,442,818, 881,012, 2,668,730, and 1,111,363, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$37,261,104	$1,214,667,903

Net asset value, offering and redemption price per Class M share	$4.20	$8.60

Class I Shares:
Net assets (Applicable to 17,853,233, 58,627,102, 18,476,679, 1,069,617,054, 105,125,720, 692,785, 20,841,277, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$75,106,469	$504,182,006

Net asset value, offering and redemption price per Class I share	$4.21	$8.60

Administrative Class:
Net assets (Applicable to 0, 143,562, 0, 669,268, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$1,594,320

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.11

Plan Class:
Net assets (Applicable to 0, 0, 0, 12,040,750, 0,0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$162,511,269	$1,954,858,355
Undistributed (distributions in excess of) net investment income	13,187	162,491
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(44,880,162)	(198,370,083)
Net unrealized appreciation/(depreciation) on investments	(5,140,110)	(36,167,830)
Net unrealized appreciation/(depreciation) on futures contracts, swap contracts and foreign currency exchange contracts	(136,611)	(38,704)

	$112,367,573	$1,720,444,229

See accompanying notes to financial statements.

111 / Annual Report March 2012

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2012

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$291,282,981	$20,605,306,403	$2,299,144,445	$17,219,832	$184,658,535	$5,033,508
391,040	233,696	15,712,572	222,590	63,324	208,851
–	–	2,819	–	1,478,325	–
957,202	39,897,136	56,825	–	–	–
3,176	71,040	–	–	–	–
19,073	1,525,705	–	–	–	–
35,250	22,704,942	7,000,377	–	6,851	118,484
1,557,027	113,045,919	40,258,680	113,725	1,269,496	20,866
19,137	2,087	992	8,021	–	9,764
6,229	647,482,554	2,646,364	–	12,273	136
–	–	20,128	–	38,243	–
311,512	163,839,197	9,608,481	114,812	140,104	6,080
–	–	731,250	10,500	–	5,324
26,461	158,456	80,536	28,964	25,461	16,274

294,609,088	21,594,267,135	2,375,263,469	17,718,444	187,692,612	5,419,287

845,853	27,629,399	49,034	–	5,919	–
1,471,867	167,290,231	8,398,941	–	85,971	–
7,795,335	1,724,329,646	65,124,714	–	2,433,902	100,000
531,953	92,199,096	6,163,612	508	108,478	105,010
–	2,604,094	–	–	–	–
202	14,511	1,627	10	120	4
258,799	10,893,748	3,188,354	10,338	833,935	–
86,507	5,894,070	992,706	9,036	240,042	3,130
58,721	103,599	59,564	4,202	38,910	33,950
9,197	388,060	41,742	4,207	8,965	18,814
16,329	1,489,275	266,506	1,913	5,054	–
64,409	3,560,998	608,408	17,762	102,218	18,000

11,139,172	2,036,396,727	84,895,208	47,976	3,863,514	278,908

$283,469,916	$19,557,870,408	$2,290,368,261	$17,670,468	$183,829,098	$5,140,379

$89,990,361	$8,154,998,242	$1,227,805,607	$9,894,304	$20,881,997	$5,140,379

$10.47	$10.54	$10.11	$11.23	$7.82	$4.63

$193,479,555	$11,275,950,845	$1,062,562,654	$7,776,164	$162,947,101	N/A

$10.47	$10.54	$10.11	$11.22	$7.82	N/A

N/A	$7,061,129	N/A	N/A	N/A	N/A

N/A	$10.55	N/A	N/A	N/A	N/A

N/A	$119,860,192	N/A	N/A	N/A	N/A

N/A	$9.95	N/A	N/A	N/A	N/A

$273,000,514	$18,927,469,961	$2,310,479,346	$16,173,127	$305,351,048	$99,721,464
(79,867)	7,295,152	105,917	13,478	(62,818)	(2,494)
858,961	109,032,439	(9,604,281)	165,357	(116,107,387)	(94,687,205)
10,481,888	523,555,000	(20,182,654)	1,275,640	(5,352,677)	(25,957)
(791,580)	(9,482,144)	9,569,933	42,866	932	134,571

$283,469,916	$19,557,870,408	$2,290,368,261	$17,670,468	$183,829,098	$5,140,379

See accompanying notes to financial statements.

Annual Report March 2012 / 112

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2012

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$2,640,585	$66,244,610
Dividends	3,624	42,235

Total investment income	2,644,209	66,286,845

Expenses:
Investment advisory fees (Note 6)	276,893	5,468,031
Administration fees	62,310	302,185
Commitment fee	626	9,813
Custodian fees	22,554	80,619
Distribution (12b-1) and service fees - class specific (Note 7): Class M	53,557	2,457,113
Administrative Class	–	5,376
Insurance expense	1,978	34,150
Miscellaneous expenses	46,471	81,936
Professional fees	45,317	85,178
Registration and filing fees	49,433	74,518
Reports to shareholders	12,583	179,553
Tax expense	13,654	160,318
Transfer agent fees	39,799	288,092
Trustees’ fees and expenses	1,851	31,898
Repayment of reimbursed expenses (Note 6)	–	472,468

Total operating expenses	627,026	9,731,248
Expenses waived and reimbursed (Note 6)	(183,240)	–

Net expenses	443,786	9,731,248

Net investment income	2,200,423	56,555,597

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	(287,933)	(4,838,547)
Futures contracts	–	–
Foreign currency exchange contracts	–	10,549
Swap contracts	90,890	1,211,692
Written options	–	–
Net change in unrealized appreciation/(depreciation) on:
Investments	(397,692)	(9,841,980)
Futures contracts	–	96,900
Foreign currency exchange contracts	–	133,461
Swap contracts	(298,391)	(2,080,451)

Net change in realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(893,126)	(15,308,376)

Net Increase/(Decrease) in Net Assets from Operations	$1,307,297	$41,247,221

See accompanying notes to financial statements.

113 / Annual Report March 2012

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2012

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$11,311,985	$786,002,408	$162,207,002	$479,410	$16,475,082	$303,982
9,657	476,803	1,562,075	192	251,661	384

11,321,642	786,479,211	163,769,077	479,602	16,726,743	304,366

872,490	55,751,543	10,335,635	44,215	3,576,135	20,836
80,417	2,155,750	318,016	24,216	75,251	32,860
1,495	97,354	11,241	62	1,034	41
29,511	562,599	76,366	5,255	17,814	10,007
166,579	16,351,083	3,038,775	9,915	102,516	–
–	28,172	–	–	–	–
3,811	233,781	34,638	–	4,133	171
59,220	302,159	50,922	8,322	41,813	24,526
61,222	1,314,204	465,885	34,613	59,244	34,923
68,880	944,042	247,975	20,817	54,362	20,834
19,486	1,396,641	217,442	21,750	14,978	2,824
15,170	680,036	55,591	–	71,595	5,532
60,560	2,320,514	580,470	18,075	37,471	18,482
4,042	267,039	38,247	164	3,714	145
–	–	–	–	–	–

1,442,883	82,404,917	15,471,203	187,404	4,060,060	171,181
(164,289)	(3,794)	(628,464)	(126,868)	–	(91,760)

1,278,594	82,401,123	14,842,739	60,536	4,060,060	79,421

10,043,048	704,078,088	148,926,338	419,066	12,666,683	224,945

3,555,894	399,272,866	6,860,803	233,960	3,178,449	(541,126)
195,200	(27,963,254)	(15,172,066)	(45,650)	(315,663)	(124,353)
1,420	368,333	–	3,266	–	–
(437,563)	(40,841,951)	2,247,026	–	135,005	154,365
67,783	4,930,365	2,531,745	–	–	–

(363,562)	(21,115,372)	(135,953,278)	1,275,640	(13,247,631)	173,148
60,664	(6,969,452)	2,618,591	42,866	294,275	(66,835)
19,023	1,525,347	–	–	–	–
552,404	34,945,987	6,912,090	–	(42,621)	124,442

3,651,263	344,152,869	(129,955,089)	1,510,082	(9,998,186)	(280,359)

$13,694,311	$1,048,230,957	$18,971,249	$1,929,148	$2,668,497	$(55,414)

*The	Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Annual Report March 2012 /114

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Operations:
Net investment income	$2,200,423	$2,786,421
Net realized gain/(loss) on investments	(287,933)	(1,093,670)
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and written options	90,890	(104,894)
Net change in unrealized appreciation/(depreciation) on investments	(397,692)	5,146,374
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts and swap contracts	(298,391)	957,448

Net increase in net assets resulting from operations	1,307,297	7,691,679

Distributions to Shareholders from:
Net investment income:
Class M	(655,357)	(798,430)
Class I	(1,615,691)	(2,207,260)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(2,271,048)	(3,005,690)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	31,912,300	39,274,307
Shares issued in reinvestment of distributions	623,651	752,157
Cost of shares redeemed	(37,094,102)	(21,101,236)

Total Class M capital share transactions	(4,558,151)	18,925,228

Class I:
Proceeds from sale of shares	63,399,820	66,579,022
Shares issued in reinvestment of distributions	1,589,591	2,195,154
Cost of shares redeemed	(60,446,917)	(80,889,077)

Total Class I capital share transactions	4,542,494	(12,114,901)

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	(15,657)	6,810,327

Net increase/(decrease) in net assets	(979,408)	11,496,316
Net assets at beginning of year	113,346,981	101,850,665

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $13,187, $1, $162,491, $66,639, $(79,867), $(107,805), $7,295,152 and $1,676,001, respectively)	$112,367,573	$113,346,981

See accompanying notes to financial statements.

115 / Annual Report March 2012

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

$56,555,597	$54,351,931	$10,043,048	$9,273,454	$704,078,088	$489,283,763
(4,838,547)	(27,054,777)	3,555,894	3,080,786	399,272,866	207,406,360
1,222,241	2,890,137	(173,160)	1,715,910	(63,506,507)	37,344,116
(9,841,980)	103,171,867	(363,562)	4,762,924	(21,115,372)	116,977,802

(1,850,090)	11,145,832	632,091	623,726	29,501,882	9,604,005

41,247,221	144,504,990	13,694,311	19,456,800	1,048,230,957	860,616,046

(39,803,002)	(38,132,023)	(3,076,358)	(2,266,833)	(335,855,163)	(262,515,977)
(17,199,667)	(16,959,709)	(6,962,523)	(7,008,696)	(365,311,406)	(224,353,653)
(39,238)	(65,735)	–	–	(282,959)	(191,322)
–	–	–	–	(1,203,850)	–

–	–	–	(1,948,978)	(66,632,216)	(100,699,828)
–	–	–	(5,191,527)	(71,002,058)	(85,014,427)
–	–	–	–	(54,870)	(98,038)
–	–	–	–	(110,545)	–

(57,041,907)	(55,157,467)	(10,038,881)	(16,416,034)	(840,453,067)	(672,873,245)

615,771,082	711,446,929	68,928,490	36,296,188	3,636,993,464	3,736,961,922
38,239,787	36,694,626	2,509,572	3,967,555	384,067,836	345,158,489
(784,677,135)	(487,460,160)	(39,161,285)	(28,672,171)	(2,959,557,727)	(1,836,979,727)

(130,666,266)	260,681,395	32,276,777	11,591,572	1,061,503,573	2,245,140,684

255,043,363	285,925,978	62,114,877	43,722,032	6,875,317,684	3,263,153,195
15,417,091	14,185,001	5,397,319	9,335,955	366,861,008	258,838,892
(334,743,616)	(229,320,214)	(21,085,793)	(73,747,650)	(2,049,965,513)	(1,413,679,712)

(64,283,162)	70,790,765	46,426,403	(20,689,663)	5,192,213,179	2,108,312,375

2,546,020	4,023,789	–	–	299,135	5,960,960
36,904	60,867	–	–	311,725	265,092
(3,123,733)	(3,102,686)	–	–	(317,623)	(729,316)

(540,809)	981,970	–	–	293,237	5,496,736

–	–	–	–	120,954,580	–
–	–	–	–	1,297,955	–
–	–	–	–	(4,126,572)	–

–	–	–	–	118,125,963	–

(195,490,237)	332,454,130	78,703,180	(9,098,091)	6,372,135,952	4,358,949,795

(211,284,923)	421,801,653	82,358,610	(6,057,325)	6,579,913,842	4,546,692,596
1,931,729,152	1,509,927,499	201,111,306	207,168,631	12,977,956,566	8,431,263,970

$1,720,444,229	$1,931,729,152	$283,469,916	$201,111,306	$19,557,870,408	$12,977,956,566

See accompanying notes to financial statements.

Annual Report March 2012 / 116

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Operations:
Net investment income	$148,926,338	$104,975,914
Net realized gain/(loss) on investments	6,860,803	31,843,386
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and written options	(10,393,295)	4,520,195
Net change in unrealized appreciation/(depreciation) on investments	(135,953,278)	49,949,235
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts and swap contracts	9,530,681	627,129

Net increase/(decrease) in net assets resulting from operations	18,971,249	191,915,859

Distributions to Shareholders from:
Net investment income:
Class M	(89,361,566)	(65,844,263)
Class I	(64,608,675)	(39,615,468)
Net realized gains:
Class M	(13,681,604)	(4,490,170)
Class I	(10,130,577)	(2,975,757)
Tax return of capital:
Class M	–	–

Net decrease in net assets resulting from distributions	(177,782,422)	(112,925,658)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	1,010,020,608	1,161,871,980
Shares issued in reinvestment of distributions	95,546,977	65,465,652
Cost of shares redeemed	(1,131,034,762)	(449,705,205)

Total Class M capital share transactions	(25,467,177)	777,632,427

Class I:
Proceeds from sale of shares	942,382,828	653,274,307
Shares issued in reinvestment of distributions	52,289,619	33,139,073
Cost of shares redeemed	(636,133,689)	(202,667,849)

Total Class I capital share transactions	358,538,758	483,745,531

Net increase/(decrease) in net assets resulting from capital share transactions	333,071,581	1,261,377,958

Net increase/(decrease) in net assets	174,260,408	1,340,368,159
Net assets at beginning of year	2,116,107,853	775,739,694

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $105,917, $(30,040), $13,478, $(62,818), $9,803, $(2,494) and $(30,878), respectively)	$2,290,368,261	$2,116,107,853

See accompanying notes to financial statements.

117 / Annual Report March 2012

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

PERIOD ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

$419,066	$12,666,683	$12,916,988	$224,945	$356,531
233,960	3,178,449	(710,754)	(541,126)	(710,727)

(42,384)	(180,658)	(4,953,110)	30,012	2,044,984
1,275,640	(13,247,631)	20,973,115	173,148	1,445,665

42,866	251,654	8,074,333	57,607	(304,039)

1,929,148	2,668,497	36,300,572	(55,414)	2,832,414

(237,938)	(2,255,254)	(3,582,562)	(194,455)	(394,542)
(175,575)	(10,447,101)	(9,739,914)	–	–

(13,756)	–	–	–	–
(8,799)	–	–	–	–

–	–	–	(174,648)	(248,355)

(436,068)	(12,702,355)	(13,322,476)	(369,103)	(642,897)

10,228,054	17,768,958	115,143,426	3,034,678	4,289,974
245,607	2,190,528	3,482,968	340,841	608,139
(1,418,965)	(85,361,801)	(84,523,169)	(7,590,634)	(8,346,309)

9,054,696	(65,402,315)	34,103,225	(4,215,115)	(3,448,196)

6,949,976	20,226,485	11,291,013	–	–
176,759	2,248,787	2,429,011	–	–
(4,043)	(31,780,945)	(17,705,905)	–	–

7,122,692	(9,305,673)	(3,985,881)	–	–

16,177,388	(74,707,988)	30,117,344	(4,215,115)	(3,448,196)

17,670,468	(84,741,846)	53,095,440	(4,639,632)	(1,258,679)
–	268,570,944	215,475,504	9,780,011	11,038,690

$17,670,468	$183,829,098	$268,570,944	$5,140,379	$9,780,011

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Annual Report March 2012 / 118

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$4.24	$4.04	$3.53	$4.64	$5.12

Income from Investment Operations:
Net investment income[1]	0.08	0.11	0.20	0.25	0.26
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.04)	0.21	0.51	(1.10)	(0.48)

Total Income from Investment Operations	0.04	0.32	0.71	(0.85)	(0.22)

Less Distributions:
From net investment income	(0.08)	(0.12)	(0.20)	(0.26)	(0.26)

Total Distributions	(0.08)	(0.12)	(0.20)	(0.26)	(0.26)

Net Asset Value, End of Year	$4.20	$4.24	$4.04	$3.53	$4.64

Total Return	1.00%	8.01%	20.74%	(18.85)%	(4.48)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$37,261	$42,174	$22,020	$35,929	$133,051
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.68%	0.65%	0.95%	0.63%	0.54%
After expense waivers and reimbursements	0.51%	0.50%	0.73%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.90%	2.57%	5.24%	5.84%	5.23%
Portfolio Turnover Rate	29%	42%	43%	20%	30%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.50%.

See accompanying notes to financial statements.

119 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$4.25	$4.04	$3.53	$4.64	$5.12

Income from Investment Operations:
Net investment income[1]	0.09	0.12	0.19	0.26	0.27
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.04)	0.22	0.53	(1.10)	(0.48)

Total Income from Investment Operations	0.05	0.34	0.72	(0.84)	(0.21)

Less Distributions:
From net investment income	(0.09)	(0.13)	(0.21)	(0.27)	(0.27)

Total Distributions	(0.09)	(0.13)	(0.21)	(0.27)	(0.27)

Net Asset Value, End of Year	$4.21	$4.25	$4.04	$3.53	$4.64

Total Return	1.17%	8.43%	20.93%	(18.72)%	(4.32)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$75,106	$71,173	$79,830	$60,060	$120,380
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.52%	0.49%	0.79%	0.47%	0.38%
After expense waivers and reimbursements	0.35%	0.34%	0.57%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.03%	2.83%	4.93%	6.09%	5.40%
Portfolio Turnover Rate	29%	42%	43%	20%	30%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.34%.

See accompanying notes to financial statements.

Annual Report March 2012 / 120

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$8.65	$8.21	$7.08	$8.81	$9.49

Income from Investment Operations:
Net investment income[1]	0.26	0.26	0.33	0.49	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.05)	0.44	1.15	(1.70)	(0.67)

Total Income from Investment Operations	0.21	0.70	1.48	(1.21)	(0.19)

Less Distributions:
From net investment income	(0.26)	(0.26)	(0.35)	(0.52)	(0.49)

Total Distributions	(0.26)	(0.26)	(0.35)	(0.52)	(0.49)

Net Asset Value, End of Year	$8.60	$8.65	$8.21	$7.08	$8.81

Total Return	2.53%	8.63%	21.45%	(14.20)%	(2.11)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,214,668	$1,356,201	$1,032,666	$656,275	$1,313,261
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.59%	0.58%	0.71%	0.62%	0.59%
After expense waivers and reimbursements	0.59%	0.58%	0.69%	0.59%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.06%	3.01%	4.32%	6.00%	5.21%
Portfolio Turnover Rate	60%	87%	36%	38%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.58% and 0.58% respectively.

See accompanying notes to financial statements.

121 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$8.66	$8.22	$7.08	$8.82	$9.49

Income from Investment Operations:
Net investment income[1]	0.28	0.27	0.35	0.50	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.06)	0.45	1.16	(1.71)	(0.66)

Total Income from Investment Operations	0.22	0.72	1.51	(1.21)	(0.16)

Less Distributions:
From net investment income	(0.28)	(0.28)	(0.37)	(0.53)	(0.51)

Total Distributions	(0.28)	(0.28)	(0.37)	(0.53)	(0.51)

Net Asset Value, End of Year	$8.60	$8.66	$8.22	$7.08	$8.82

Total Return	2.61%	8.82%	21.83%	(14.13)%	(1.82)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$504,182	$573,395	$476,233	$313,864	$595,595
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.40%	0.39%	0.52%	0.43%	0.40%
After expense waivers and reimbursements	0.40%	0.39%	0.50%	0.40%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.24%	3.20%	4.52%	6.19%	5.39%
Portfolio Turnover Rate	60%	87%	36%	38%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.39% and 0.39% respectively.

See accompanying notes to financial statements.

Annual Report March 2012 / 122

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS*
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$11.18	$10.61	$10.00

Income from Investment Operations:
Net investment income[1]	0.31	0.31	0.15
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	(0.06)	0.57	0.64

Total Income from Investment Operations	0.25	0.88	0.79

Less Distributions:
From net investment income	(0.32)	(0.31)	(0.18)

Total Distributions	(0.32)	(0.31)	(0.18)

Net Asset Value, End of Year	$11.11	$11.18	$10.61

Total Return	2.28%	8.41%	7.91%[2]

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,594	$2,133	$1,029
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.79%	0.78%	0.91%[4]
After expense waivers and reimbursements	0.79%	0.78%	0.89%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.82%	2.78%	2.72%[4]
Portfolio Turnover Rate	60%	87%	36%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.78%.

[4]	Annualized.
*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.

See accompanying notes to financial statements.

123 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$10.31	$10.17	$9.09	$10.17	$10.14

Income from Investment Operations:
Net investment income[1]	0.40	0.44	0.49	0.52	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.16	0.50	1.14	(0.93)	0.06

Total Income from Investment Operations	0.56	0.94	1.63	(0.41)	0.54

Less Distributions:
From net investment income	(0.40)	(0.44)	(0.49)	(0.52)	(0.51)
From net capital gains	–	(0.36)	(0.01)	(0.15)	–
From return of capital	–	–	(0.05)	(0.00)[2]	–

Total Distributions	(0.40)	(0.80)	(0.55)	(0.67)	(0.51)

Net Asset Value, End of Year	$10.47	$10.31	$10.17	$9.09	$10.17

Total Return	5.56%	9.50%	18.32%	(3.95)%	5.48%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$89,990	$56,748	$44,805	$25,901	$15,231
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.72%	0.72%	0.81%	0.77%	0.76%
After expense waivers and reimbursements	0.66%	0.65%	0.70%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.89%	4.24%	5.00%	5.47%	4.79%
Portfolio Turnover Rate	145%	192%	95%	178%	94%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

See accompanying notes to financial statements.

Annual Report March 2012 / 124

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$10.30	$10.17	$9.09	$10.17	$10.14

Income from Investment Operations:
Net investment income[1]	0.43	0.46	0.51	0.54	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.16	0.50	1.14	(0.93)	0.06

Total Income from Investment Operations	0.59	0.96	1.65	(0.39)	0.56

Less Distributions:
From net investment income	(0.42)	(0.47)	(0.51)	(0.54)	(0.53)
From net capital gains	–	(0.36)	(0.01)	(0.15)	–
From return of capital	–	–	(0.05)	(0.00)[2]	–

Total Distributions	(0.42)	(0.83)	(0.57)	(0.69)	(0.53)

Net Asset Value, End of Year	$10.47	$10.30	$10.17	$9.09	$10.17

Total Return	5.89%	9.62%	18.57%	(3.75)%	5.70%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$193,480	$144,364	$162,363	$140,274	$138,668
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.51%	0.51%	0.60%	0.56%	0.55%
After expense waivers and reimbursements	0.45%	0.44%	0.49%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.11%	4.45%	5.25%	5.62%	4.97%
Portfolio Turnover Rate	145%	192%	95%	178%	94%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

See accompanying notes to financial statements.

125 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$10.41	$10.16	$8.89	$9.82	$9.79

Income from Investment Operations:
Net investment income[1]	0.45	0.47	0.57	0.53	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.21	0.42	1.26	(0.74)	0.04

Total Income from Investment Operations	0.66	0.89	1.83	(0.21)	0.52

Less Distributions:
From net investment income	(0.45)	(0.47)	(0.56)	(0.55)	(0.49)
From net capital gains	(0.08)	(0.17)	–	(0.17)	–

Total Distributions	(0.53)	(0.64)	(0.56)	(0.72)	(0.49)

Net Asset Value, End of Year	$10.54	$10.41	$10.16	$8.89	$9.82

Total Return	6.55%	8.86%	21.16%	(2.10)%	5.44%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$8,154,998	$6,999,143	$4,645,082	$3,275,319	$3,533,010
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.63%	0.63%	0.72%	0.65%	0.66%
After expense waivers and reimbursements	0.63%	0.63%	0.72%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.33%	4.47%	5.88%	5.74%	4.89%
Portfolio Turnover Rate	156%	228%	141%	220%	124%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended for March 31, 2010 would have been 0.65%.

See accompanying notes to financial statements.

Annual Report March 2012 / 126

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$10.41	$10.16	$8.89	$9.82	$9.79

Income from Investment Operations:
Net investment income[1]	0.47	0.49	0.58	0.55	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.21	0.42	1.27	(0.75)	0.04

Total Income from Investment Operations	0.68	0.91	1.85	(0.20)	0.54

Less Distributions:
From net investment income	(0.47)	(0.49)	(0.58)	(0.56)	(0.51)
From net capital gains	(0.08)	(0.17)	–	(0.17)	–

Total Distributions	(0.55)	(0.66)	(0.58)	(0.73)	(0.51)

Net Asset Value, End of Year	$10.54	$10.41	$10.16	$8.89	$9.82

Total Return	6.78%	9.08%	21.42%	(1.89)%	5.65%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$11,275,951	$5,972,132	$3,784,988	$2,021,994	$2,227,359
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.42%	0.42%	0.51%	0.44%	0.44%
After expense waivers and reimbursements	0.42%	0.42%	0.51%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.53%	4.67%	6.03%	5.95%	5.11%
Portfolio Turnover Rate	156%	228%	141%	220%	124%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

See accompanying notes to financial statements.

127 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.42	$10.17	$10.00

Income from Investment Operations:
Net investment income[1]	0.43	0.44	0.13
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.21	0.42	0.17

Total Income from Investment Operations	0.64	0.86	0.30

Less Distributions:
From net investment income	(0.43)	(0.44)	(0.13)
From net capital gains	(0.08)	(0.17)	—

Total Distributions	(0.51)	(0.61)	(0.13)

Net Asset Value, End of Year	$10.55	$10.42	$10.17

Total Return	6.34%	8.63%	3.05%[2]

Ratios/Supplemental Data:
Net Asset Value, end of year (in thousands)	$7,061	$6,681	$1,194
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.83%	0.83%	0.92%
After expense waivers and reimbursements	0.83%	0.83%	0.92%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.14%	4.16%	4.66%
Portfolio Turnover Rate	156%	228%	141%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.85%.

*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.

See accompanying notes to financial statements.

Annual Report March 2012 / 128

Metropolitan West Funds

Financial Highlights

TOTAL RETURN BOND FUND PLAN CLASS*
PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.30
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.07

Total Income from Investment Operations	0.37

Less Distributions:
From net investment income	(0.34)
From net capital gains	(0.08)

Total Distributions	(0.42)

Net Asset Value, End of Period	$9.95

Total Return	3.81%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$119,860
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.41%[4]
After expense waivers and reimbursements	0.40%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.43%[4]
Portfolio Turnover Rate	156%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the fiscal year ended March 31, 2012.
[4]	Annualized.
*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

129 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$10.94	$10.40	$7.65	$9.71	$10.97

Income from Investment Operations:
Net investment income[1]	0.73	0.82	0.92	0.88	0.86
Net realized and unrealized gain/(loss) on investments, futures contracts,swap contracts and written options	(0.68)	0.59	2.78	(2.08)	(1.16)

Total Income from Investment Operations	0.05	1.41	3.70	(1.20)	(0.30)

Less Distributions:
From net investment income	(0.76)	(0.82)	(0.91)	(0.87)	(0.92)
From net capital gains	(0.12)	(0.05)	(0.04)	–	–
From return of capital	–	–	–	–	(0.04)

Total Distributions	(0.88)	(0.87)	(0.95)	(0.87)	(0.96)

Redemption fees added to paid-in capital (Note 8)	–	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net Asset Value, End of Year	$10.11	$10.94	$10.40	$7.65	$9.71

Total Return	0.68%	14.19%	49.85%	(12.59)%	(3.13)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,227,806	$1,351,022	$523,717	$60,702	$41,266
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.85%	0.85%	0.88%	0.99%	0.98%
After expense waivers and reimbursements	0.82%	0.80%	0.81%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.14%	7.73%	9.29%	10.24%	8.15%
Portfolio Turnover Rate	54%	34%	40%	107%	120%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.80%.

See accompanying notes to financial statements.

Annual Report March 2012 / 130

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$10.94	$10.40	$7.65	$9.71	$10.97

Income from Investment Operations:
Net investment income[1]	0.75	0.85	0.95	0.91	0.88
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.68)	0.59	2.77	(2.09)	(1.16)

Total Income from Investment Operations	0.07	1.44	3.72	(1.18)	(0.28)

Less Distributions:
From net investment income	(0.78)	(0.85)	(0.93)	(0.89)	(0.91)
From net capital gains	(0.12)	(0.05)	(0.04)	–	–
From return of capital	–	–	–	–	(0.07)

Total Distributions	(0.90)	(0.90)	(0.97)	(0.89)	(0.98)

Redemption fees added to paid-in capital (Note 8)	0.00	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net Asset Value, End of Year	$10.11	$10.94	$10.40	$7.65	$9.71

Total Return	0.93%	14.48%	50.22%	(12.37)%	(2.88)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,062,563	$765,086	$252,022	$106,895	$63,589
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.60%	0.60%	0.63%	0.73%	0.73%
After expense waivers and reimbursements	0.57%	0.55%	0.56%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.35%	7.99%	9.82%	10.88%	8.40%
Portfolio Turnover Rate	54%	34%	40%	107%	120%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.55%.

See accompanying notes to financial statements.

131 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

UNCONSTRAINED BOND FUND CLASS M*
PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.32
Net realized and unrealized gain on investments and futures contracts	1.24

Total Income from Investment Operations	1.56

Less Distributions:
From net investment income	(0.31)
From net capital gains	(0.02)

Total Distributions	(0.33)

Net Asset Value, End of Period	$11.23

Total Return	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$9,894
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	2.86%[4]
After expense waivers and reimbursements	0.99%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.11%[4]
Portfolio Turnover Rate	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the fiscal year ended March 31, 2012.
[4]	Annualized.
*	The Unconstrained Bond Fund Class M Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Annual Report March 2012 / 132

Metropolitan West Funds

Financial Highlights

UNCONSTRAINED BOND FUND CLASS I*
PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.33
Net realized and unrealized gain on investments and futures contracts	1.23

Total Income from Investment Operations	1.56

Less Distributions:
From net investment income	(0.32)
From net capital gains	(0.02)

Total Distributions	(0.34)

Net Asset Value, End of Period	$11.22

Total Return	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,776
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	2.60%[4]
After expense waivers and reimbursements	0.75%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.23%[4]
Portfolio Turnover Rate	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the fiscal year ended March 31, 2012.
[4]	Annualized.
*	The Unconstrained Bond Fund Class I Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

133 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$8.21	$7.45	$5.69	$8.85	$11.09

Income from Investment Operations:
Net investment income[1]	0.44	0.40	0.58	0.89	0.79
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.36)	0.78	1.91	(2.98)	(2.21)

Total Income from Investment Operations	0.08	1.18	2.49	(2.09)	(1.42)

Less Distributions:
From net investment income	(0.47)	(0.42)	(0.73)	(1.07)	(0.82)

Total Distributions	(0.47)	(0.42)	(0.73)	(1.07)	(0.82)

Net Asset Value, End of Year	$7.82	$8.21	$7.45	$5.69	$8.85

Total Return	1.11%	16.21%	46.49%	(25.33)%	(13.44)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$20,882	$88,162	$47,906	$8,020	$43,785
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.14%	2.22%	2.01%	0.79%	1.61%
After expense waivers and reimbursements	2.14%	2.22%	2.01%	0.79%	1.61%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.52%	5.10%	8.41%	11.19%	7.49%
Portfolio Turnover Rate	70%	93%	208%	294%	74%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.63%, 0.60% and 1.06%, respectively.

See accompanying notes to financial statements.

Annual Report March 2012 / 134

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$8.21	$7.44	$5.69	$8.85	$11.08

Income from Investment Operations:
Net investment income[1]	0.49	0.43	0.71	0.95	0.85
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.39)	0.78	1.79	(3.02)	(2.23)

Total Income from Investment Operations	0.10	1.21	2.50	(2.07)	(1.38)

Less Distributions:
From net investment income	(0.49)	(0.44)	(0.75)	(1.09)	(0.85)

Total Distributions	(0.49)	(0.44)	(0.75)	(1.09)	(0.85)

Net Asset Value, End of Year	$7.82	$8.21	$7.44	$5.69	$8.85

Total Return	1.36%	16.66%	46.65%	(25.14)%	(13.22)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$162,947	$180,409	$167,570	$119,302	$271,639
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.89%	1.97%	1.76%	0.51%	1.34%
After expense waivers and reimbursements	1.89%	1.97%	1.76%	0.51%	1.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.19%	5.41%	10.56%	12.39%	8.13%
Portfolio Turnover Rate	70%	93%	208%	294%	74%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.38%, 0.32% and 0.78%, respectively.

See accompanying notes to financial statements.

135 / Annual Report March 2012

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Year	$4.48	$3.79	$2.96	$6.71	$8.56

Income from Investment Operations:
Net investment income[1]	0.11	0.12	0.15	0.29	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	0.21	0.84	2.45	(4.01)	(1.56)

Total Income from Investment Operations	0.32	0.96	2.60	(3.72)	(1.08)

Less Distributions:
From net investment income	(0.09)	(0.17)	(0.18)	(0.03)	(0.45)
From net capital gains	–	–	(0.22)	–	(0.23)
From return of capital	(0.08)	(0.10)	(1.37)	–	(0.09)

Total Distributions	(0.17)	(0.27)	(1.77)	(0.03)	(0.77)

Net Asset Value, End of Year	$4.63	$4.48	$3.79	$2.96	$6.71

Total Return	7.35%	26.31%	96.57%	(55.65)%	(14.03)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$ 5,140	$ 9,780	$ 11,039	$ 59,334	$ 157,644
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.09%	1.88%	1.30%	0.24%	0.13%
After expense waivers and reimbursements	0.97%	0.90%	1.21%	0.22%	0.13%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.75%	3.14%	3.84%	5.57%	5.74%
Portfolio Turnover Rate	31%	71%	24%	145%	89%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.90%.

See accompanying notes to financial statements.

Annual Report March 2012 / 136

Notes to Financial Statements

March 31, 2012

1.    SUMMARY OF ORGANIZATION

The MetropolitanWest Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). MetropolitanWest Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services.TheTrust currently consists of eight separate portfolios (each a “Fund” and collectively, the “Funds”): MetropolitanWest Ultra Short Bond Fund (the “Ultra Short Bond Fund”), MetropolitanWest Low Duration Bond Fund (the “Low Duration Bond Fund”), MetropolitanWest Intermediate Bond Fund (the “Intermediate Bond Fund”), MetropolitanWest Total Return Bond Fund (the “Total Return Bond Fund”), MetropolitanWest High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), MetropolitanWest AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Total Return Bond Fund also commenced operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class followed on December 18, 2009 and the new Plan Class launched onAugust 1, 2011.TheAlphaTrak 500 Fund – Class M commenced investment operations on June 29, 1998.The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002.The HighYield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 31, 2004. The Unconstrained Bond Fund – Class M and Class I each commenced operations on October 1, 2011.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years.The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital.This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

137 / Annual Report March 2012

Notes to Financial Statements (Continued)

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities which mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by theAdviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders.TheAlphaTrak 500 Fund expects to declare and pay distributions to shareholders

Annual Report March 2012 / 138

Notes to Financial Statements (Continued)

quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended March 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that enhances current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statements of assets and liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management has not yet determined the impact of this guidance on the Funds’ financial statement disclosures.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 - unadjusted quoted prices in active markets for identical securities

139 / Annual Report March 2012

Notes to Financial Statements (Continued)

* Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money Market Funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-Backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources . Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Annual Report March 2012 / 140

Notes to Financial Statements (Continued)

Futures Contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options Contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest Rate Swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2012, Level 3 securities consist of certain collateralized mortgage obligations, preferred stock and corporate bonds.

The summary of inputs used to value each Fund’s net assets as of March 31, 2012 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$3,483,000	$10,982,801	$–	$14,465,801
Long-Term Investments:
Asset-Backed Securities	–	1,797,912	–	1,797,912
Bank Loans	–	628,931	–	628,931
Corporates	–	13,108,141	–	13,108,141
Mortgage-Backed	–	73,902,856	–	73,902,856
Municipal Bonds	–	726,952	–	726,952
U.S. Agency Securities	–	8,879,224	–	8,879,224
U.S. Treasury Securities	–	2,266,646	–	2,266,646
Other Financial Instruments *
Assets:
Credit contracts	–	891	–	891
Liabilities:
Credit contracts	–	(1,457,254)	–	(1,457,254)

Total	$3,483,000	$110,837,100	$–	$114,320,100

* Other financial instruments include credit default swap contracts.

141 / Annual Report March 2012

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$44,054,000	$73,295,029	$–	$117,349,029
Long-Term Investments:
Asset-Backed Securities	–	114,523,223	–	114,523,223
Bank Loans	–	15,238,103	–	15,238,103
Corporates	–	509,788,852	638,000	510,426,852
Mortgage-Backed	–	960,832,999	90	960,833,089
Municipal Bonds	–	21,853,685	–	21,853,685
U.S. Treasury Securities		17,769,510		17,769,510
Other Financial Instruments *
Assets:
Interest rate contracts	96,900	–	–	96,900
Credit contracts	–	15,316	–	15,316
Foreign currency exchange contracts	–	133,510	–	133,510
Liabilities:
Interest rate contracts	–	(25,200)	–	(25,200)
Credit contracts	–	(9,639,987)	–	(9,639,987)

Total	$44,150,900	$1,703,785,040	$638,090	$1,748,574,030

* Other financial instruments include swap contracts, foreign currency exchange contracts and futures. Interest rate contracts include futures and swaptions. Credit contracts include credit default swaps.

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$6,962,000	$15,251,176	$–	$22,213,176
Long-Term Investments:
Asset-Backed Securities	–	21,830,695	–	21,830,695
Bank Loans	–	446,814	–	446,814
Corporates	–	63,893,053	–	63,893,053
Mortgage-Backed	–	147,528,348	–	147,528,348
Municipal Bonds	–	2,906,375	–	2,906,375
U.S. Agency Securities	–	8,149,516	–	8,149,516
U.S. Treasury Securities	–	24,315,004	–	24,315,004
Other Financial Instruments *
Assets:
Credit contracts	–	282,596	–	282,596
Foreign currency exchange contracts	–	19,073	–	19,073
Liabilities:
Interest rate contracts	–	(2,975)	–	(2,975)
Credit contracts	–	(1,604,889)	–	(1,604,889)

Total	$6,962,000	$283,014,786	$–	$289,976,786

* Other financial instruments include swap contracts and foreign currency exchange contracts. Credit contracts include credit default swaps. Interest rate contracts include swaptions.

Annual Report March 2012 / 142

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$530,797,000	$890,800,579	$—	$1,421,597,579
Long-Term Investments:
Asset-Backed Securities	—	975,909,052	185,148	976,094,200
Bank Loans	—	132,959,517	—	132,959,517
Corporates	—	4,245,727,029	1,340,000	4,247,067,029
Mortgage-Backed	—	10,813,577,378	223	10,813,577,601
Municipal Bonds	—	240,573,947	—	240,573,947
U.S. Agency Securities	—	746,107,430	—	746,107,430
U.S. Treasury Securities	—	2,027,329,100	—	2,027,329,100
Other Financial Instruments *
Assets:
Interest rate contracts	—	10,017,909	—	10,017,909
Credit contracts	—	17,902,269	—	17,902,269
Foreign currency exchange contracts	—	1,525,705	—	1,525,705
Liabilities:
Interest rate contracts	(6,083,034)	(571,879)	—	(6,654,913)
Credit contracts	—	(159,665,851)	—	(159,665,851)

Total	$524,713,966	$19,942,192,185	$1,525,371	$20,468,431,522

*

Other financial instruments include swap contracts, foreign currency exchange contracts and futures. Interest rate contracts include interest rate swaps and futures. Credit contracts include credit default swaps.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments	$46,701,000	$135,739,866	$—		$182,440,866
Long-Term Investments:
Bank Loans	—	235,929,997	—	**	235,929,997
Corporates	—	1,731,004,780	—		1,731,004,780
Mortgage-Backed	—	36,732,921	29		36,732,950
Municipal Bonds	—	1,342,382	—		1,342,382
Preferred Stock	—	28,489,414	—		28,489,414
U.S. Agency Securities	—	83,204,056	—		83,204,056
Other Financial Instruments *
Assets:
Interest rate contracts	2,618,591	—	—		2,618,591
Credit contracts	—	68,199	—		68,199
Liabilities:
Credit contracts	—	(1,458,972)	—		(1,458,972)

Total	$49,319,591	$2,251,052,643	$29		$2,300,372,263

*	Other financial instruments include swap contracts and futures. Interest rate contracts include futures. Credit contracts include credit default swaps.

**	As of March 31, 2012, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

143 / Annual Report March 2012

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$350,000	$1,964,524	$—	$2,314,524
Long-Term Investments:
Asset-Backed Securities	—	1,856,555	—	1,856,555
Corporates	—	4,414,607	—	4,414,607
Foreign Government Obligations	—	601,554	—	601,554
Mortgage-Backed	—	7,479,866	—	7,479,866
Municipal Bonds	—	207,473	—	207,473
U.S. Agency Securities	—	270,707	—	270,707
U.S. Treasury Securities	—	74,546	—	74,546
Other Financial Instruments **
Assets:
Interest rate contracts	42,866	—	—	42,866

Total	$392,866	$16,869,832	$—	$17,262,698

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

**	Other financial instruments include futures.

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Investments in Securities
Assets
Short-Term Investments	$3,659,000	$1,634,687	$—		$5,293,687
Long-Term Investments:
Asset-Backed Securities	—	26,582,784	88,166		26,670,950
Bank Loans	—	4,791,780	—	**	4,791,780
Corporates	—	39,125,818	—		39,125,818
Mortgage-Backed	—	106,469,021	3		106,469,024
Preferred Stock	—	2,307,275	1		2,307,276
Other Financial Instruments *
Assets:
Equity contracts	—	6,851	—		6,851
Liabilities:
Credit contracts	—	(91,890)	—		(91,890)

Total	$3,659,000	$180,826,326	$88,170		$184,573,496

*	Other financial instruments include swap contracts. Equity contracts include total return swaps. Credit contracts include credit default swaps.

**	As of March 31, 2012, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

Annual Report March 2012 / 144

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$101,000	$1,574,949	$–	$1,675,949
Long-Term Investments:
Asset-Backed Securities	–	85,968	–	85,968
Corporates	–	1,326,249	32,000	1,358,249
Mortgage-Backed	–	1,523,249	–	1,523,249
Municipal Bonds	–	80,076	–	80,076
U.S. Agency Securities	–	310,017	–	310,017
Other Financial Instruments *
Assets:
Equity contracts	134,571	–	–	134,571

Total	$235,571	$4,900,508	$32,000	$5,168,079

* Other financial instruments include total return swap contracts and futures.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value on a recurring basis. The Fund’s policy is to recognize transfers in and transfers out as of the end of the year:

LOW DURATION BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2011	$1,200,000	$8,986
Accrued discounts/premiums	133	2
Realized (loss)	(772,577)	(11,612)
Change in unrealized appreciation**	841,169	5,627
Sales	(630,725)	(2,913)

Balance as of March 31, 2012	$638,000	$90

** The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2012 was $846,796 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2011	$–	$2,040,000	$3,747
Accrued discounts/premiums	–	7,130	–
Realized (loss)	(89,455)	(797,153)	(2,903)
Change in unrealized appreciation/(depreciation)**	(619,844)	956,273	107
Sales	–	(866,250)	(728)
Transfers into Level 3	894,447	–	–

Balance as of March 31, 2012	$185,148	$1,340,000	$223

** The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2012 was $351,668 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

145 / Annual Report March 2012

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	MORTGAGE-BACKED SECURITIES	BANK LOANS

Balance as of April 1, 2011	$217	$—
Accrued discounts/premiums	—	15,261
Realized gain/(loss)	—	(415,636)
Change in unrealized (depreciation)**	(188)	(214,955)
Transfers into Level 3***	—	615,330

Balance as of March 31, 2012	$29	$—

** The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2012 was $(188) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES	PREFERRED STOCK SECURITIES	BANK LOANS

Balance as of April 1, 2011	$—	$43	$1	$—
Realized (loss)	(42,597)	—	—	(212,109)
Change in unrealized (depreciation)**	(295,164)	(40)	—	(107,166)
Transfers into Level 3	425,927	—	—	319,275

Balance as of March 31, 2012	$88,166	$3	$1	$—

** The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2012 was $(41) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

ALPHATRAK 500 FUND	CORPORATES

Balance as of April 1, 2011	$120,000
Realized (loss)	(119,425)
Change in unrealized appreciation**	132,000
Sales	(100,575)

Balance as of March 31, 2012	$32,000

** The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2012 was $42,000 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

For the year ended March 31, 2012, none of the portfolios had significant transfers between Level 1 and Level 2.

Annual Report March 2012 / 146

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of March 31, 2012:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin	Unrealized depreciation on swap contracts Premiums received on swap contracts Payable for daily variation margin
Credit contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin	Unrealized depreciation on swap contracts Premiums received for swap contracts Payable for daily variation margin
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2012:

		ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$891	$15,316	$282,596	$17,902,269
Interest contracts:
Futures[1]	–	96,900	–	–
Swaps	–	–	–	10,017,909
Foreign currency exchange contracts:
Forwards	–	133,510	19,073	1,525,705
		ASSET DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$68,199	$–	$–	$–
Equity contracts:
Futures[1]	–	–	–	16,087
Swaps	–	–	6,851	118,484
Interest contracts:
Futures[1]	2,618,591	42,866	–	–

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

[1]

Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

147 / Annual Report March 2012

Notes to Financial Statements (Continued)

		LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$(1,457,254)	$(9,639,987)	$(1,604,889)	$(159,665,851)
Interest contracts:
Futures[1]	–	–	–	(6,083,034)
Swaps	–	(25,200)	(2,975)	(571,879)

		LIABILITY DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(1,458,972)	$–	$(91,890)	$–

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.
[1]

Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the year ended March 31, 2012:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$69,859	$846,084	$(479,537)	$(6,291,376)
Interest contracts:
Futures	–	–	195,200	(27,963,254)
Swaps	21,031	365,608	41,974	(34,550,575)
Written options	–	–	67,783	4,930,365
Foreign currency exchange contracts:
Forwards	–	10,549	1,420	368,333

Total	$90,890	$1,222,241	$(173,160)	$(63,506,507)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$1,820,476	$–	$115,499	$(9,292)
Equity contracts:
Futures	–	–	–	(124,353)
Swaps	–	–	–	163,657
Interest contracts:
Futures	(15,172,066)	(45,650)	(315,663)	–
Swaps	426,550	–	19,506	–
Written options	2,531,745	–	–	–
Foreign currency exchange contracts:
Forwards	–	3,266	–	–

Total	$(10,393,295)	$(42,384)	$(180,658)	$30,012

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Annual Report March 2012 / 148

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$(298,244)	$(2,119,763)	$547,763	$14,348,970
Equity contracts:
Options	–	–	(19,445)	(1,176,133)
Interest contracts:
Futures	–	96,900	60,664	(6,969,452)
Swaps	–	39,312	4,641	20,597,016
Foreign currency exchange contracts:
Forwards	–	133,510	19,073	1,525,705

Total	$(298,244)	$(1,850,041)	$612,696	$28,326,106

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$6,912,090	$–	$(37,556)	$7,328
Equity contracts:
Futures	–	–	–	(66,835)
Options	(444,379)	–	–	–
Swaps	–	–	(5,065)	117,114
Interest contracts:
Futures	2,618,591	42,866	294,275	–

Total	$9,086,302	$42,866	$251,654	$57,607

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	–	85	9	1,285
Average number of contracts sold	–	–	4	23
Average value of contracts purchased	$–	$24,225	$7,032	$1,767,465
Average value of contracts sold	$–	$–	$26,159	$182,463
Options written:
Average number of contracts	–	–	8	653
Average notional value	$–	$–	$7,484	$651,201
Credit default swaps:
Average number of contracts - buy protection	–	2	6	19
Average number of contracts - sale protection	3	5	3	16
Average notional value - buy protection	$–	$4,118,750	$2,936,250	$170,788,750
Average notional value - sell protection	$3,396,250	$33,050,750	$4,040,750	$372,527,500
Interest rate swaps:
Average number of contracts - pays fixed rate	1	1	1	5
Average notional value - pays fixed rate	$991,250	$17,192,500	$1,972,500	$235,446,500
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1

149 / Annual Report March 2012

Notes to Financial Statements (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Average notional value	$–	$10,080,000	$1,190,000	$63,960,000
Total return swaps:
Average number of contracts	–	–	–	–
Average notional value	$–	$–	–	$–
Foreign currency exchange contracts:
Average number of contracts sold	–	1	1	1
Average value of contracts sold	$–	$33,378	$4,768	$667,076

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	–	–	14
Average number of contracts sold	571	14	14	–
Average value of contracts purchased	$–	$–	$–	$85,123
Average value of contracts sold	$2,321,735	$16,154	$102,443	$–
Options purchased:
Average number of contracts	215	–	–	–
Average notional value	$218,360	$–	$–	$–
Options written:
Average number of contracts	430	–	–	–
Average notional value	$434,868	$–	$–	$–
Credit default swaps:
Average number of contracts - buy protection	2	–	2	2
Average number of contracts - sale protection	8	–	1	–
Average notional value - buy protection	$783,750	$–	$862,500	$71,250
Average notional value - sell protection	$100,562,500	$–	$1,286,250	$–
Interest rate swaps:
Average number of contracts - pays fixed rate	1	–	1	–
Average notional value - pays fixed rate	$20,058,750	$–	$2,243,750	$–
Total return swaps:
Average number of contracts	–	–	1	2
Average notional value	$–	$–	$892,250	$4,000

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Annual Report March 2012 / 150

Notes to Financial Statements (Continued)

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National MortgageAssociation (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2012, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of that Fund’s assets. The High

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Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2012, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. There were no reverse repurchase agreements for the year ended March 31, 2012.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, swap agreements and options as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds purchased and wrote call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise

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Notes to Financial Statements (Continued)

notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2012, the Funds did not hold any options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the

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Notes to Financial Statements (Continued)

agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2012 for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds wrote (sold) and purchased put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2012, the Low Duration Bond Fund, the Intermediate Bond Fund, and the Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2012, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

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Notes to Financial Statements (Continued)

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

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Notes to Financial Statements (Continued)

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of March 31, 2012, the market value exposure of these positions was as follows (unaudited):

		PERCENTAGE OF TOTAL NET ASSETS BY CREDIT QUALITY

PORTFOLIO	MARKETVALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$ 13,360,922	4.56%	0.33%	0.64%	1.12%	5.24%
Sub Prime	8,876,879	1.10%	0.87%	0.45%	0.03%	5.45%
Low Duration Bond Fund
Alt-A	188,810,847	3.51%	0.41%	0.91%	0.58%	5.56%
Sub Prime	170,293,799	2.55%	2.08%	0.21%	0.23%	4.82%
Intermediate Bond Fund
Alt-A	17,321,891	1.96%	0.01%	0.07%	0.00%	4.07%
Sub Prime	24,068,409	2.40%	2.31%	0.61%	0.33%	2.85%
Total Return Bond Fund
Alt-A	1,581,031,670	1.09%	0.10%	0.32%	0.11%	6.47%
Sub Prime	1,714,476,293	1.03%	0.41%	0.48%	0.19%	6.65%
High Yield Bond Fund
Alt-A	—	0.00%	0.00%	0.00%	0.00%	0.00%
Sub Prime	36,712,702	0.00%	0.02%	0.00%	0.00%	1.58%
Unconstrained Bond Fund*
Alt-A	2,136,922	0.00%	1.22%	0.00%	0.00%	10.88%
Sub Prime	816,160	0.00%	0.00%	0.00%	0.75%	3.87%
Strategic Income Fund
Alt-A	27,492,069	1.06%	0.00%	1.29%	0.00%	12.60%
Sub Prime	28,903,879	0.55%	0.50%	3.11%	0.70%	10.87%
AlphaTrak 500 Fund
Alt-A	201,238	1.36%	0.00%	0.00%	0.00%	2.49%
Sub Prime	206,499	1.11%	2.05%	0.00%	0.00%	0.79%
* Below Investment Grade

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2012 excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$51,362,083	$24,391,285
Low Duration Bond Fund	1,037,922,172	1,014,871,167
Intermediate Bond Fund	318,170,039	255,997,723
Total Return Bond Fund	21,915,155,533	15,662,433,161
High Yield Bond Fund	1,366,030,880	1,013,752,987
Unconstrained Bond Fund*	17,038,454	3,445,584
Strategic Income Fund	144,550,317	203,635,260
AlphaTrak 500 Fund	2,082,296	5,247,775

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Annual Report March 2012 / 156

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the year ended March 31, 2012 were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$4,706,972	$3,643,452
Low Duration Bond Fund	76,729,416	70,120,133
Intermediate Bond Fund	114,356,636	101,943,752
Total Return Bond Fund	9,335,705,380	9,554,379,891
Unconstrained Bond Fund*	209,620	135,868
Strategic Income Fund	–	2,933,588
            * The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Transactions in options contracts written for the year ended March 31, 2012 were as follows:

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND		HIGH YIELD BOND FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2011	40	$39,054	2,430	$2,393,008	1,150	$875,629
Options expired during year	(25)	(23,696)	(1,590)	(1,534,050)	–	–
Options closed during year	(15)	(15,358)	(840)	(858,958)	(1,150)	(875,629)

Outstanding at March 31, 2012	–	$–	–	$–	–	$–

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, theAdviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, and 0.65% respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.10% resulting in $20,836 total management fees for the year ended March 31, 2012. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets.The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.51% resulting in $3,576,135 of total management fees for the year ended March 31, 2012.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding theAlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse theAdviser to the extent that the Fund’s other expenses are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to theAlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to theAdviser (up to the cap) will be accrued by the Fund as a liability if theAdviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

157 / Annual Report March 2012

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2012, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]

PORTFOLIO	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	N/A	0.58	0.39	0.78%	N/A
Intermediate Bond Fund	0.35	0.35	N/A	N/A	0.65	0.44	N/A	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.35%*	0.65	0.44	0.85	0.39%*
High Yield Bond Fund	0.50	0.50	N/A	N/A	0.80	0.55	N/A	N/A
Unconstrained Bond Fund**	0.65	0.65	N/A	N/A	0.99	0.75	N/A	N/A
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	N/A	N/A	0.20 - 2.35	0.20 - 2.10	N/A	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	N/A	0.20 - 0.90	N/A	N/A	N/A

              1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2011, unless approved by the Board.

              *The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

             **The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

At March 31, 2012, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2013	2014	2015	TOTAL
Ultra Short Bond Fund	$204,094	$151,138	$183,240	$538,472
Low Duration Bond Fund	348,840	–	–	348,840
Intermediate Bond Fund	198,493	154,326	164,289	517,108
Total Return Bond Fund	–	–	3,794	3,794
High Yield Bond Fund	290,531	622,336	628,464	1,541,331
Unconstrained Bond Fund*	–	–	126,868	126,868
AlphaTrak 500 Fund	38,492	111,798	91,760	242,050

            *The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

For the year ended March 31, 2012, theAdviser recouped $335,220 from Class M, $136,889 from Class I and $359 from theAdministrative Class of the Low Duration Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $20,000 and $6,250 for each meeting of the Board attended.The chairman of the Board receives an annual retainer of $35,000.TheTrust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Unconstrained Bond Fund, the Strategic Income Fund, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2012. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

Annual Report March 2012 / 158

Notes to Financial Statements (Continued)

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of year	9,941,749	5,455,703	16,757,944	19,750,261

Shares sold	7,624,892	9,371,398	15,183,222	15,838,357
Shares issued through reinvestment of distributions	148,672	180,143	379,294	527,349
Shares redeemed	(8,848,315)	(5,065,495)	(14,467,227)	(19,358,023)

Net increase/(decrease) in fund shares	(1,074,751)	4,486,046	1,095,289	(2,992,317)

Shares outstanding at end of year	8,866,998	9,941,749	17,853,233	16,757,944

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of year	156,722,448	125,740,926	66,242,754	57,970,290	190,876	96,978

Shares sold	72,020,846	83,929,282	29,746,263	33,531,726	231,479	369,110
Shares issued through reinvestment of distributions	4,476,672	4,306,785	1,803,340	1,664,061	3,338	5,520
Shares redeemed	(91,930,177)	(57,254,545)	(39,165,255)	(26,923,323)	(282,131)	(280,732)

Net increase/(decrease) in fund shares	(15,432,659)	30,981,522	(7,615,652)	8,272,464	(47,314)	93,898

Shares outstanding at end of year	141,289,789	156,722,448	58,627,102	66,242,754	143,562	190,876

159 / Annual Report March 2012

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Change in Fund shares:
Shares outstanding at beginning of year	5,505,663	4,405,566	14,010,565	15,968,289

Shares sold	6,637,446	3,465,161	5,980,655	4,205,853
Shares issued through reinvestment of distributions	241,757	382,790	520,051	900,385
Shares redeemed	(3,793,595)	(2,747,854)	(2,034,592)	(7,063,962)

Net increase/(decrease) in fund shares	3,085,608	1,100,097	4,466,114	(1,957,724)

Shares outstanding at end of year	8,591,271	5,505,663	18,476,679	14,010,565

	TOTAL RETURN BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011
Change in Fund shares:
Shares outstanding at beginning of year	672,089,535	457,204,615	573,560,263	372,615,691

Shares sold	347,496,753	357,280,435	656,771,363	311,355,538
Shares issued through reinvestment of distributions	36,723,557	33,026,275	35,086,999	24,772,321
Shares redeemed	(282,947,515)	(175,421,790)	(195,801,571)	(135,183,287)

Net increase in fund shares	101,272,795	214,884,920	496,056,791	200,944,572

Shares outstanding at end of year	773,362,330	672,089,535	1,069,617,054	573,560,263

	TOTAL RETURN BOND FUND

	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS*

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of year	641,141	117,394	–

Shares sold	28,520	567,707	12,326,017
Shares issued through reinvestment of distributions	29,789	25,349	130,825
Shares redeemed	(30,182)	(69,309)	(416,092)

Net increase in fund shares	28,127	523,747	12,040,750

Shares outstanding at end of year	669,268	641,141	12,040,750

*The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

Annual Report March 2012 / 160

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of year	123,467,542	50,340,590	69,941,373	24,228,997

Shares sold	98,011,671	109,317,101	92,206,275	61,534,937
Shares issued through reinvestment of distributions	9,368,255	6,148,973	5,139,773	3,112,475
Shares redeemed	(109,404,650)	(42,339,122)	(62,161,701)	(18,935,036)

Net increase/(decrease) in fund shares	(2,024,724)	73,126,952	35,184,347	45,712,376

Shares outstanding at end of year	121,442,818	123,467,542	105,125,720	69,941,373

	UNCONSTRAINED BOND FUND*

	CLASS M	CLASS I

	PERIOD ENDED MARCH 31, 2012	PERIOD ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	–	–

Shares sold	989,259	676,542
Shares issued through reinvestment of distributions	22,631	16,243
Shares redeemed	(130,878)	–

Net increase in fund shares	881,012	692,785

Shares outstanding at end of period	881,012	692,785

*The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of year	10,735,226	6,430,444	21,984,625	22,508,860

Shares sold	2,233,852	14,598,898	2,570,684	1,398,074
Shares issued through reinvestment of distributions	273,783	438,399	284,132	307,347
Shares redeemed	(10,574,131)	(10,732,515)	(3,998,164)	(2,229,656)

Net increase/(decrease) in fund shares	(8,066,496)	4,304,782	(1,143,348)	(524,235)

Shares outstanding at end of year	2,668,730	10,735,226	20,841,277	21,984,625

161 / Annual Report March 2012

Notes to Financial Statements (Continued)

	ALPHATRAK FUND

	CLASS M	CLASS M

	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of year	2,185,082	2,909,404

Shares sold	700,430	1,078,267
Shares issued through reinvestment of distributions	78,898	158,520
Shares redeemed	(1,853,047)	(1,961,109)

Net (decrease) in fund shares	(1,073,719)	(724,322)

Shares outstanding at end of year	1,111,363	2,185,082

9. FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2012, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	NON-EXPIRING AMOUNTS*
Ultra Short Bond Fund	$—	$171,312	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$554,105
Low Duration Bond Fund	5,831,064	—	—	99,373,584	21,084,552	42,394,541	22,927,507
Strategic Income Fund	—	—	6,866,611	47,852,416	18,806,808	41,914,736	—
AlphaTrak 500 Fund	—	—	—	65,527,939	15,892,244	12,617,196	293,213

            * Under the recently enacted Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment. All such losses are long term in character.

Tax Basis of Distributable Income:

As of March 31, 2012, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$28,909	$705,047	$638,579	$91,404,171
Undistributed long-term gains	–	–	440,888	44,189,933
Accumulated capital loss carry forwards and post-October losses	(44,854,465)	(198,255,808)	–
Net unrealized appreciation/(depreciation)	(5,302,419)	(36,496,478)	9,654,675	505,989,177
Distributions payable	(10,552)	(313,771)	(258,799)	(10,893,748)
Deferred director’s compensation and other temporary adjustments	(5,169)	(53,116)	(5,941)	(289,086)

Total accumulated earnings/(losses)	$(50,143,696)	$(234,414,126)	$10,469,402	$630,400,447

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Undistributed ordinary income (inclusive of short-term capital gains)	$7,706,295	$237,456	$801,913	$–
Undistributed long-term capital gains	1,080,531	–	–	–
Accumulated capital loss carry forwards and post-October losses	(7,323,617)	(2,369)	(116,018,166)	(94,552,633)
Net unrealized appreciation/(depreciation)	(18,354,772)	1,272,694	(5,463,740)	(25,957)
Distributions payable	(3,188,354)	(10,338)	(833,935)	–
Deferred director’s compensation and other temporary adjustments	(31,168)	(102)	(8,022)	(2,495)

Total accumulated earnings/(losses)	$(20,111,085)	$1,497,341	$(121,521,950)	$(94,581,085)

            * The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Permanent differences incurred during the fiscal year ended March 31, 2012, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

Annual Report March 2012 / 162

Notes to Financial Statements (Continued)

FUND	INCREASE/(DECREASE) PAID-IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)

Ultra Short Bond Fund	$–	$83,811	$(83,811)
Low Duration Bond Fund	–	582,162	(582,162)
Intermediate Bond Fund	–	23,771	(23,771)
Total Return Bond Fund	–	4,194,441	(4,194,441)
High Yield Bond Fund	–	5,179,860	(5,179,860)
Unconstrained Bond Fund*	(4,261)	7,925	(3,664)
Strategic Income Fund	–	(36,949)	36,949
AlphaTrak 500 Fund	(2,442,264)	(180,589)	2,622,853

* The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2012	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2011
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,265,360	$3,006,790	$56,991,884	$55,163,904

Total taxable distributions	$2,265,360	$3,006,790	$56,991,884	$55,163,904

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2012	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2011
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$9,908,053	$14,393,074	$775,273,191	$582,105,939
Net long-term capital gains	–	2,023,706	59,387,861	89,262,702

Total taxable distributions	$9,908,053	$16,416,780	$834,661,052	$671,368,641

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND*
	MARCH 31, 2012	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2011
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$162,434,937	$104,036,930	$425,029	$–
Net long-term capital gains	14,109,424	7,314,180	701	–

Total taxable distributions	$176,544,361	$111,351,110	$425,730	$–

	STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
	MARCH 31, 2012	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2011
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$12,434,140	$13,546,155	$221,649	$372,198
Return of capital	–	–	174,648	248,355

Total taxable distributions	$12,434,140	$13,546,155	$396,297	$620,553

* The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

10. COMMITTED LINE OF CREDIT

The Funds have entered into a $200,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of August 24, 2012. The interest rate on borrowing is higher of the

163 / Annual Report March 2012

Notes to Financial Statements (Concluded)

federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit during the year ended March 31, 2012. The Funds pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $200,000 annually. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11. INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

12. ALPHATRAK 500 FUND CORRECTION

AlphaTrak 500 Fund reclassified a portion of the distribution made from net investment income to return of capital for the fiscal years ended 2009, 2010, and 2011 due to the misapplication of income recognition on a tax basis on certain total return swaps. The corrections had no impact on net asset value, net asset value per share, net increase (decrease) in the net assets from operations, or total return of AlphaTrak 500 Fund.

Statement of changes in net assets changed as follows:

Undistributed (distributions in excess of) net investment income in Net Assets as of March 31, 2011 changed from $322,253 to $(30,878).

Distributions to Shareholders from net investment income for the year ended March 31, 2011 changed from $642,897 to $394,542; tax return of capital changed from $0 to $248,355.

Financial highlights changed as follows:

March 31, 2011 Net investment income per share distribution changed from $(0.27) to $(0.17) and return of capital per share distribution changed from $0 to $(0.10).

March 31, 2010 Net investment income per share distribution changed from $(1.55) to $(0.18) and return of capital per share distribution changed from $0 to $(1.37) as a result of distributions to Shareholders from net investment income for the year ended March 31, 2010 changing from $9,700,650 to $1,108,464 and tax return of capital changing from $0 to $8,592,186.

March 31, 2009 Return of capital per share distribution of $(0.03) changed to a net investment income per share distribution as a result of tax return of capital distribution of $795,847 changing to a net investment income distribution.

Note 9, Federal Tax Information, changed as follows:

Expiring capital loss carryforwards were corrected from $60,439,961 to $65,527,939 in 2017; $23,684,663 to $15,892,244 in 2018; and $12,534,872 to $12,617,196 in 2019.

Tax basis of distributable income as of March 31, 2011 was corrected from ordinary income of $620,553 to $372,198, and return of capital from $0 to $248,355.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Annual Report March 2012 / 164

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Metropolitan West Funds (the “Funds”) comprising the MetropolitanWest Ultra Short Bond Fund, MetropolitanWest Low Duration Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Unconstrained Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West AlphaTrak 500 Fund as of March 31, 2012, and the related statements of operations for the year then ended (as to the Unconstrained Bond Fund, for the period from October 1, 2011, commencement of operations, through March 31, 2012), the statements of changes in net assets for each of the two years in period then ended (as to the Unconstrained Bond Fund, for the period from October 1, 2011, commencement of operations, through March 31, 2012), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Metropolitan West Funds as of March 31, 2012, the results of their operations for the periods then ended, the changes in their net assets for each of the respective stated periods then ended, and the financial highlights, for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

May 29, 2012

165 / Annual Report March 2012

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2012, each portfolio is designating the following items with regard to distributions paid during the year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Net Investment Income Distributions	100.00%	100.00%	100.00%	83.49%	86.52%	94.71%	100.00%	55.93%
Short-Term Capital Gain Distributions	0.00%	0.00%	0.00%	9.39%	5.49%	5.13%	0.00%	0.00%
Long-Term Capital Gain Distributions	0.00%	0.00%	0.00%	7.12%	7.99%	0.16%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	44.07%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.08%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.08%	0.00%
U.S. Government Interest (3)	0.09%	0.18%	2.46%	4.09%	0.02%	0.20%	0.04%	0.23%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	99.35%	89.01%	85.81%	82.42%	84.77%	64.72%	89.33%	76.62%
Qualified Short-Term Capital Gain (6)	0.00%	0.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and NewYork, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

Annual Report March 2012 / 166

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

167 / Annual Report March 2012

Metropolitan West Funds

Privacy Policy (Continued)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Annual Report March 2012 / 168

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to the Metropolitan West Unconstrained Bond Fund (the “Fund”), a series of Metropolitan West Funds (the “Trust”), under an amendment dated September 28, 2011 to Appendix A of the Investment Management Agreement dated March 31, 2010 (the “Agreement”) between the Trust and the Adviser.

Factors Considered by the Trustees in Connection with Recent Approval of Prior Agreement

On September 19, 2011, the Board approved the addition of the Fund to the Agreement for a term from September 28, 2011 though July 31, 2013. The Agreement was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees, subject to the approval of the initial shareholder of the Fund. The Agreement was subsequently approved by the initial shareholder of the Fund.

The Independent Trustees met separately in executive session to discuss and review the information that had been presented for their consideration prior to the Board’s vote to approve the Agreement. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1.	Information received

Materials reviewed - Before the September board meeting, the Independent Trustees received a wide variety of materials relating to the services proposed to be provided by the Adviser, including portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services to be provided by the Adviser to the Fund. In addition, the Board reviewed supplementary information that included extensive materials regarding the Fund’s proposed advisory fees, independently prepared advisory fee and expense comparisons to other mutual funds, whether there exists any advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel that would provide investment management services to the Fund.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel.The IndependentTrustees discussed the approval of the Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the approval of the Agreement with respect to the Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results, and portfolio accounting. They noted the substantial additional resources made available by the parent company of the Adviser, the TCW Group, Inc. They further noted the high level of communication between the Adviser and the Board with respect to advisory services received for other series of the Trust.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services proposed to be provided by the Adviser are expected to be of a high quality and should benefit the Fund and its shareholders.

3.	Advisory fees and total expenses

The Board compared the proposed advisory fees and estimated total expenses of the Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess the Fund’s proposed fees relative to its relevant peers. The Board observed that the Fund’s advisory fee was slightly higher than the average of the peer group funds. The Board further noted the proposed contractual expense limitations that the Adviser has agreed to with respect to the Fund. The Board concluded that the relatively average level of the fees proposed to be charged by the Adviser, combined with the contractual expense limitation offered by the Adviser, should benefit the Fund and its shareholders.

The Board noted that the investment strategy proposed for the Fund is not currently used for any separate accounts of institutional clients of the Adviser.

169 / Annual Report March 2012

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

4.	The Adviser’s costs, level of profits, and economies of scale

The Independent Trustees recognized that the initial small size of the Fund and the need for an affiliate of the Adviser to provide substantial seed capital mean that the Adviser will likely subsidize the expenses of the Fund and waive a portion of its advisory fee during the Fund’s initial period of operations. As the Fund grows, the Independent Trustees will consider what additional information to request from the Adviser in order to analyze the Adviser’s costs and level of profit with respect to the Fund, and the extent to which the Fund is benefitting from any economies of scale.

5.	Ancillary benefits

The Board considered other potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Fund. In particular, they noted that the Adviser does not have any affiliates that would directly benefit from the Adviser’s relationship to the Fund.

6.	Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its prospective shareholders, and that the approval of the Agreement was in the best interests of the Fund and its prospective shareholders.

Annual Report March 2012 / 170

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE
Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the Managing Director of Synergy Trading, a securities-trading partnership. From 1999 through 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm. From January 1993 to 1998, Mr. Consiglio served as Chief Executive Officer and President of Angeles Mortgage Investment Trust, a publicly traded REIT. Before that position, he served as Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co. and as a member of its board of directors. Mr. Consiglio is a certified public accountant and was an audit partner with Deloitte Haskins & Sells from 1977 through 1984.	8	Mannkind Corp. (Pharmaceutical Preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	Since August 2010, Mr. Haden has served as the Athletic Director of University of Southern California. Prior to August 2010, he was the General Partner of Riordan, Lewis & Haden (Private Equity Firm).	8	Tetra Tech, Inc. (Environmental Consulting); TCW Funds (Mutual Fund); TCW Strategic Income Fund, Inc. (Closed-end Fund)

Martin Luther King III (1957)	Trustee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a nonprofit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	8	None

171 / Annual Report March 2012

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Peter McMillan (1958)	Trustee	Indefinite term, since 2008	Since 2000, Mr. McMillan has served as the co-founder and Managing Partner of Willowbrook Capital Group LLC, an investment advisory firm. He has also served as a co-founder and Executive Vice President of KBS Capital Advisors, a manager of REITs, since 2005.	8	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II and KBS Strategic Opportunity REIT, Inc. (Real Estate Investments); Steinway Musical Instruments, Inc. (Musical Instruments Manufacturing); TCW Funds (Mutual Funds)

Robert G. Rooney (1957)	Trustee	Indefinite term, since 2009	From 2006 until 2011, Mr. Rooney served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer engagement and loyalty company. Previously, he was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 to October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.	8	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund since February of 2001. Since 2005, Mr. Tarica also has served as an employee of Sanders Morris Harris, a Houston-based broker-dealer, for purposes of managing a fixed-income portfolio.	8	None

Daniel D. Villanueva (1937)	Trustee	Indefinite term, since 1997	Mr. Villanueva has been a managing partner of RC Fontis Partners (a private equity fund) since January of 2006. Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation, an investment firm, from 1990 to 2005.	8	Citibank- Banamex (USA); Southwest Airlines (Airline)
Interested Trustees**

Charles Baldiswieler (1958)	Trustee	Indefinite term, since 2011	Mr. Baldiswieler is a Group Managing Director for the Adviser, TCW Asset Management Company and Trust Company of the West. Mr. Baldiswieler joined TCW in 1995.	8	TCW Funds (Mutual Fund); TCW Strategic Income Fund, Inc. (Closed-end Fund)

Annual Report March 2012 / 172

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Presently, Mr. Landmann is a Group Managing Director of TCW. Since August 1996, Mr. Landmann has been a Managing Director and Generalist Portfolio Manager with the Adviser. Since March 2005, he has been a Portfolio Manager with West Gate Advisors, LLC.	8	MetWest Enhanced TALF Strategy Fund, Ltd.
Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is a Group Managing Director of TCW. He has been a Managing Director with the Adviser since October 2001. He has been the CEO of MetWest since June 2008. Mr. Lippman has served as a Generalist Portfolio Manager with the Adviser since August 2001.	N/A	N/A

David S. DeVito (1962)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Presently, Mr. DeVito is Executive Vice President and Chief Administrative Officer of the Adviser, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.	N/A	N/A

Eric Chan (1978)	Secretary and Assistant Treasurer	Indefinite term, since 2010	Presently, Mr. Chan is Senior Vice President of Fund Operations for the Adviser. He has worked for the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Bibi Khan (1953)	Vice President	Indefinite term, since 2007	Presently, Ms. Khan is Managing Director of Operations for the Adviser. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is Chief Investment Officer of Fixed Income and Group Managing Director with the Adviser since August 1996.	N/A	N/A

Steve Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane has been a Generalist Portfolio Manager with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle has served as Executive Vice President of the Funds since March 2009. He has been the Chief Operating Officer of the Adviser and West Gate Advisors, LLC since June 2008, and was the Chief Technology Officer of the Adviser from October 2008 to June 2009.	N/A	N/A

173 / Annual Report March 2012

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BYTRUSTEE

Vincent Bencivenga (1951)	Chief Compliance Officer	Indefinite term, since 2009	Mr. Bencivenga has served as Chief Compliance Officer of the Funds since September 2009. He had been the Deputy Anti-Money Laundering (AML) Officer of the Funds from March 2009 to September 2009. He has been the President of RegComply.Net, a regulatory compliance consulting firm, since its founding in September 2008. From June 2004 through February 2008, Mr. Bencivenga was Chief Compliance Officer of McMorgan & Company, a registered investment adviser in San Francisco.	N/A	N/A

Scott Brody (1968)	AML Compliance Officer	Indefinite term, since 2009	Mr. Brody has served as AML Officer of the Funds since December 2009. He served as Chief Compliance of Associated Securities Corp. from February 2009-October 2009 as well as VP, Compliance and AML Officer from January 2006-October 2009. From January 2005 through January 2006, Mr. Brody was Senior Compliance Analyst for ING/Financial Network Investment Corp., and from August 2002-January 2005 was a Senior Compliance Analyst for CUSO Financial Services, LP. Mr. Brody holds the Series 4, 7, 24, 53, 63, & 66 Financial Industry Regulatory Authority Securities (“FINRA”) licenses.	N/A	N/A

* Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.

** Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

***For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

Annual Report March 2012 / 174

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BOARD OF TRUSTEES

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Daniel D. Villanueva

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Charles W. Baldiswieler

OFFICERS

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal Accounting Officer

Vincent Bencivenga

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

350 S. Grand Ave., Suite 200 Los Angeles, CA 90071

DISTRIBUTOR

Foreside Funds Distributors LLC

899 Cassatt Road, 400 Berwyn Park Berwyn, PA 19312

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor San Francisco,

CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.mwamllc.com

Adescription of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2012

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $399,000 in 2012 and $369,000 in 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2012 and $0 in 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $33,600 in 2012 and $29,400 in 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $534,200 in 2012 and $610,700 in 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date May 30, 2012

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date May 30, 2012

* Print the name and title of each signing officer under his or her signature.

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